UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2014

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds
Semi-Annual Report - April 30, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	7

Schedules of Portfolio Investments
HSBC Prime Money Market Fund	8
HSBC U.S. Government Money Market Fund	11
HSBC U.S. Treasury Money Market Fund	13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	20
Notes to Financial Statements	26
Investment Adviser Contract Approval	35
Table of Shareholder Expenses	38
Other Information	40

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

London Interbank Offered Rate (LIBOR): is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced modest growth during the six-month period between November 1, 2013 and April 30, 2014. Many economies reported disappointing economic data during the period. A harsh winter in the U.S. dragged on economic growth, while the economies of China and Japan faced some headwinds. Geopolitical concerns, including a crisis in the Ukraine, also weighed on investors. However, U.S. equity markets made significant gains, in our view, as investors grew encouraged by strong corporate earnings and improving economic data late in the period. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) accommodative monetary policy, although the Fed took its first steps toward “tapering” its bond-purchasing program. Upward pressure on interest rates caused bonds to struggle, especially during the first half of the period, though fixed income investments ended the period with modest gains.

In the U.S., steep drops in residential construction and home purchases caused concerns that the recovery of the housing market—a major bright spot throughout much of 2013—was losing steam. Automobile sales and retail sales also declined in early 2014. There was much debate regarding the extent to which the especially cold and snowy winter was to blame for these signs of economic weakness. More positive data emerged in April, showing a significant uptick in retail sales, job growth, industrial output, and consumer confidence. Home sales, however, declined to an eight-month low in March. The unemployment rate declined during the period, though the composition of employment numbers remained a cause of concern. A large number of workers remained underemployed and reliant on part-time and lower-paying jobs. Long-term unemployment declined during the period but remained high. This mixed flow of data was partly offset by more positive news, such as increased lending activity to corporates and consumers, as well as consumer and business sentiment surveys that remained high.

Concerns about slowing growth in emerging markets persisted throughout the period. New data confirmed that the growth of China’s economy is slowing dramatically. Defaults in China’s corporate bond market and poor data on Chinese manufacturing weighed on the global economy. Russia’s annexation of Ukraine’s Crimea region also created uncertainty and led to significant losses for Russian stocks.

Markets did not respond as dramatically as some feared to the first steps of the Fed’s efforts to taper its aggressive quantitative easing policies. Interest rates did rise, however, shortly following the Fed’s first reduction in monthly bond purchases in December. The central bank reduced its monthly bond purchases by $5 billion at each of its last three meetings and Fed Chair Janet Yellen, who assumed the top position at the central bank in early February, indicated the reductions would continue unless there was a significant change in the economic outlook.

U.S. gross domestic product1 (GDP) grew at a rate of 2.6% during the fourth quarter of 2013. A preliminary estimate puts GDP growth during the first quarter of 2014 at -2.9%.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of the 2013. Early in 2014, stocks declined due in part to slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears of broader losses for emerging markets. Robust corporate earnings helped spark gains among stocks in February, in our view, and positive economic data on housing, manufacturing, and employment helped sustain that positive momentum.

The S&P 500 Index1 of large-company stocks returned 8.36% for the six months ending April 2014. Large-cap stocks outperformed small- and mid-cap stocks during that period, and emerging markets generally underperformed developed economies. The Russell 2000 Index1 of small-company stocks returned 3.08% and the MSCI Emerging Market Index1 returned -2.87%.

Japanese stocks declined during the period, as the nation’s economic recovery suffered modest setbacks. Many investors grew concerned that the efforts of the nation’s central bank to revive its economy would not be enough. Meanwhile, European stocks made strong gains during the period, though they lagged behind U.S. markets. Some European economies continued to struggle with the aftermath of the region’s credit crisis, but others posted significant gains. The MSCI EAFE Index1 of international stocks in developed markets returned 4.67% for the period.

Fixed-income securities posted modest gains during the period. Upward pressure on interest rates led to rising yields on U.S. Treasuries during the fourth quarter of 2013, sending prices lower. By the end of the year, investment-grade bonds had fallen more than in any 12-month period since 1994. The picture changed during the following quarter, as yields on Treasuries of most duration declined and debt spreads tightened, leading to strong performance for many bond categories. Bonds with longer maturities made the most significant gains. Slower than expected economic growth and geopolitical turmoil also contributed to the strong first-quarter performance of fixed-income investments. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.74% for the six months through April, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 4.72% during that period. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets posted positive returns for the period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Prime money market yields remained near their historic low levels during the six months through April 30, 2014.

During the period, the regulatory environment played a significant role in keeping money market rates low, and pushing them lower. Banks and other issuers of money market securities increasingly need to issue more long-term securities and fewer short-term securities in order to comply with new liquidity requirements and demonstrate their ability to withstand an extended credit or liquidity crisis. In that environment, the supply of short-term issues in which money market funds invest fell significantly, as banks avoided funding inside of 30 days maturities. That reduction in supply coupled with continued stable investor demand pushed up prices on money market securities and caused their yields to fall.

Meanwhile, the Federal Reserve Board (the “Fed”) reduced its current bond-buying program during the period due to signs of economic strength. This development did not significantly influence the money markets; however, the Fed also indicated that it sees no significant threat of higher inflation in the near term and suggested that it will maintain short-term interest rates at their current low levels well into 2015.

Given the low-yield environment and the outlook for continued low rates, the Fund maintained a relatively long weighted average maturity. That positioning allowed the Fund to capture the additional yield available on longer-term securities. We also maintained, in our view, the Fund’s high-quality portfolio, with a balance of floating rate and fixed-rate issues that possess strong credit ratings to provide liquidity and stability.†

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2014	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.01	0.01	0.01	1.45	2.01	0.02	0.68	0.68
Class B4	4/4/01	-3.98	-3.97	0.02	1.16	1.11	0.02	1.28	1.28
Class C5	3/23/01	-1.00	-1.00	0.02	1.17	1.11	0.00	1.28	1.28
Class D	4/1/99	0.01	0.01	0.01	1.52	2.05	0.02	0.53	0.53
Class I	1/9/02	0.02	0.04	0.12	1.77	1.70	0.06	0.18	0.18
Class Y	11/12/98	0.01	0.01	0.04	1.66	2.29	0.02	0.28	0.28
Lipper Money Market
Funds Average[6]	—	0.01	0.01	0.02	1.40	1.97[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.46%, -1.06%, -1.06%, -0.31%, 0.04% and -0.06% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 211 and 147 days for the years ended October 31, 2001 and 2002, respectively. The Class was operational during the entire fiscal years from October 31, 2003 through 2013 and the entire six-months ended April 30, 2014.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire fiscal years from October 31, 2002 through 2013 and the entire six-months ended April 30, 2014.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period October 31, 1998 to April 30, 2014.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities remained low during the six-month period through April 30, 2014. Despite some signs of strength in the economy, the Federal Reserve Board (the “Fed”) kept its key short-term interest rate, the federal funds rates, within a range of 0.00% to 0.25% due in part to its outlook that inflation was under control.

During the period, yields on government money market securities received support from the expansion of the Federal Reserve’s Fixed-Rate Reverse-Repo Facility. The Fed launched the facility in 2013 to help improve its ability to manage short-term borrowing costs and to help unwind its monetary stimulus gradually over time. The facility allows some U.S.-based money market funds to lend overnight cash to the Fed at a fixed rate in exchange for Treasury securities. It is now taking in approximately $200 billion a day, on average, from U.S. money funds.

This development helped to alleviate the reduced supply of new money market securities that has occurred recently. Government agencies have preferred to issue longer-term securities in the low-rate environment. In addition, regulations are now prompting banks and other issuers to issue longer-term securities instead of short-term issues. By allowing additional repo collateral into the market, the Fed’s facility helped to boost yields on government money market securities that otherwise may have yielded close to 0%.

The Fund’s weighted average maturity was long relative to the Fund’s benchmark, due to our outlook that the Fed will keep short-term interest rates low for an extended period of time. We implemented a barbell strategy whereby we heavily weighted both very short-term securities and longer-term securities such as LIBOR7-based floating rate notes with one- to two-year maturities. That positioning helped the Fund to maintain, in our view, the necessary levels of liquidity while also capturing the additional yield available from longer-term issues.†

†        Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2014	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.01	0.01	0.01	1.35	2.87	0.02	0.68	0.68
Class B4	9/11/98	-4.00	-3.99	0.01	1.26	1.71	0.02	1.28	1.28
Class C5	11/20/06	—	—	—	—	1.39	—	1.28	1.28
Class D	4/1/99	0.01	0.01	0.01	1.42	1.91	0.02	0.53	0.53
Class I6	12/24/03	0.01	0.01	0.05	—	1.29	0.02	0.18	0.18
Class Y	7/1/96	0.01	0.01	0.02	1.55	2.54	0.02	0.28	0.28
Lipper U.S. Government
Money Market Funds Average[7]	—	0.00	0.01	0.02	1.36	2.90[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.62%, -1.22%, -0.47%, -0.12% and -0.22% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012 and 2013, respectively and the six-months ended April 30, 2014.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2013 and the entire six-months ended April 30, 2014.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to April 30, 2014.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on Treasury bills remained low during the six-months through April 30, 2014. The Federal Reserve Board (the “Fed”) held the federal funds rate (a short-term interest rate that significantly influences Treasury bill yields) steady at between 0.00% and 0.25%. Signs of moderately improving economic growth coupled with low inflation gave investors confidence that the Fed would not raise the federal funds rate in the near term.

Despite remaining low, yields did fluctuate somewhat over the course of the period due to supply and demand factors. For example, demand for Treasury money market securities rose near the end of 2013 and again near the end of the first quarter of 2014, when many institutional investors reallocated their assets into short term, liquid issues to strengthen their balance sheets. At those times of increased demand, Treasury yields fell temporarily. However, the Fed announced in February that it would issue a large amount of short-term cash management bills. That increase in supply of Treasury bills caused yields to rise in March and into early April.

Yields were also impacted by the expansion of the Federal Reserve’s Fixed-Rate Reverse-Repo Facility, which was launched in 2013. The facility enables select U.S.-based money market funds to lend overnight cash to the Fed at a fixed rate in exchange for Treasury securities. The expansion of the facility increased the supply of Treasury money market securities through increased repo product, which gave support to their yields.

The Fund was positioned with a relatively long weighted average maturity, which enabled the Fund to capture relatively high yields offered by longer-term securities. We also invested on an opportunistic basis in a new type of Treasury security called Treasury floating-rate notes. These notes, which have maturities of two years, offered relatively attractive yields during much of the period.†

The Fund also maintained a barbell strategy, concentrating its holdings among very short-term securities (such as Treasury bills with maturities of around one month) and longer-term issues (including Treasury coupons maturing in about one year). This approach enabled the Fund to ensure, in our view, adequate liquidity, while still capturing the additional yield on longer-term money market securities.†

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2014	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/24/01	0.00	0.00	0.01	1.14	1.08	0.00	0.68	0.68
Class C4	12/24/03	—	—	—	—	0.04	—	1.28	1.28
Class D	5/14/01	0.00	0.00	0.01	1.21	1.17	0.01	0.53	0.53
Class I5	12/30/03	0.00	0.00	0.01	—	1.40	0.01	0.18	0.18
Class Y	5/11/01	0.00	0.00	0.01	1.33	1.32	0.01	0.28	0.28
Lipper U.S. Treasury
Money Market Funds Average[6]	—	0.00	0.00	0.01	1.21	1.21[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.64%, -0.49%, -0.14% and -0.24% for Class A Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2013 and the entire six-months ended April 30, 2014.
5	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2013 and the entire six-months ended April 30, 2014.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period April 30, 2001 to April 30, 2014.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
April 30, 2014 (Unaudited)

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Certificates of Deposit	43.0
Commercial Paper and
Notes	25.5
Repurchase Agreements	13.4
Corporate Obligations	6.3
U.S. Treasury Obligations	4.7
Time Deposits	4.4
Yankee Dollars	2.7
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and
Government Agency
Obligations	53.3
Repurchase Agreements	30.3
U.S. Treasury Obligations	16.4
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*     Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       7

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Certificates of Deposit – 43.0%

	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 43.1%
Agricultural Bank of China, N.Y.,
0.37%, 5/1/14	70,000,000	70,000,000
Bank of China, N.Y.,
0.23%, 5/5/14	60,000,000	60,000,000
Bank of Nova Scotia, Houston,
0.24%, 10/16/14 (a)	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.20%, 5/12/14	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.23%, 7/2/14	80,000,000	80,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.22%, 10/23/14	27,000,000	27,000,000
BNP Paribas,
0.46%, 4/14/15 (a)	50,000,000	50,000,000
China Construction Bank Corp., N.Y.,
0.24%, 5/5/14	100,000,000	100,000,000
China Construction Bank Corp., N.Y.,
0.24%, 5/7/14	10,000,000	10,000,000
China Construction Bank Corp., N.Y.,
0.53%, 5/14/14	35,000,000	35,000,000
China Construction Bank Corp., N.Y.,
0.35%, 5/27/14	29,000,000	29,000,000
China Construction Bank Corp., N.Y.,
0.47%, 6/16/14	25,000,000	25,000,000
Credit Industriel et Commercial, N.Y.,
0.14%, 5/1/14	90,000,000	90,000,000
Credit Industriel et Commercial, N.Y.,
0.12%, 5/1/14	140,000,000	140,000,000
Industrial & Commercial Bank of
China, N.Y., 0.23%, 5/1/14	120,000,000	120,000,000
Industrial & Commercial Bank of
China, N.Y., 0.52%, 5/5/14	40,000,000	40,000,000
Industrial & Commercial Bank of
China, N.Y., 0.36%, 5/23/14	35,000,000	35,000,000
JPMorgan Chase Bank N.A.,
0.27%, 7/28/14 (a)	50,000,000	50,000,000
Kookmin Bank, N.Y.,
0.25%, 6/5/14	50,000,000	50,000,000
Mizuho Bank Ltd./N.Y.,
0.10%, 5/5/14	100,000,000	100,000,000
Mizuho Bank Ltd./N.Y.,
0.15%, 5/23/14	65,000,000	65,000,000
Mizuho Bank Ltd./N.Y.,
0.20%, 7/21/14	20,000,000	20,000,000
National Australia Bank, N.Y.,
0.19%, 6/18/14 (a)	60,000,000	60,000,000
Norinchukin Bank, N.Y.,
0.21%, 5/21/14	80,000,000	80,000,000
Rabobank Nederland NV, N.Y.,
0.22%, 10/7/14	50,000,000	50,000,000
Rabobank Nederland NV, N.Y.,
0.29%, 3/24/15 (a)	35,000,000	35,000,000
Royal Bank of Canada, N.Y.,
0.27%, 1/13/15 (a)	50,000,000	50,000,000
Royal Bank of Canada, N.Y.,
0.27%, 2/4/15 (a)	25,000,000	25,000,000
Royal Bank of Canada, N.Y.,
0.32%, 5/4/15 (a)	15,500,000	15,500,000
Shinhan Bank, N.Y.,
0.34%, 5/21/14	20,000,000	20,000,000
Societe’ Generale, N.Y.,
0.28%, 5/2/14	5,000,000	5,000,022
Societe’ Generale, N.Y.,
0.27%, 10/31/14 (a)	80,000,000	80,000,000
State Street Bank & Trust,
0.17%, 7/9/14	90,000,000	90,000,000
Sumitomo Mitsui Bank, N.Y.,
0.21%, 5/9/14	30,500,000	30,500,474
Svenska Handelsbanken, N.Y.,
0.21%, 9/8/14	20,000,000	20,000,000
Toronto Dominion Bank, N.Y.,
0.20%, 6/17/14 (a)	13,000,000	13,000,000
Toronto Dominion Bank, N.Y.,
0.22%, 7/28/14 (a)	20,000,000	20,000,000
Toronto Dominion Bank, N.Y.,
0.21%, 11/18/14 (a)	55,000,000	55,000,000
		1,945,000,496
TOTAL CERTIFICATES
OF DEPOSIT
(COST $1,945,000,496)		1,945,000,496

Commercial Paper and Notes – 25.4%

Banking – 13.8%
Australia & New Zealand
Banking Group Ltd.,
0.33%, 5/18/15 (a)(b)	25,000,000	25,000,000
Bank of China, N.Y.,
0.44%, 5/21/14 (c)	50,000,000	49,987,778
Commonwealth Bank of Australia,
N.Y., 0.23%, 5/16/14 (a)(b)	10,000,000	10,000,000
Commonwealth Bank of Australia,
N.Y., 0.23%, 9/11/14 (a)(b)	40,000,000	40,000,000
Credit Suisse, N.Y.,
0.26%, 8/11/14 (c)	20,000,000	19,985,267
Credit Suisse, N.Y.,
0.35%, 12/19/14 (c)	25,000,000	24,943,611
DBS Bank Ltd.,
0.23%, 9/2/14 (b)(c)	25,000,000	24,980,195
DnB NOR Bank ASA, N.Y.,
0.17%, 7/2/14 (b)(c)	45,000,000	44,986,825
DnB NOR Bank ASA, N.Y.,
0.22%, 8/4/14 (b)(c)	20,000,000	19,988,389
DnB NOR Bank ASA, N.Y.,
0.24%, 9/9/14 (b)(c)	25,000,000	24,978,622
Kookmin Bank, N.Y.,
0.25%, 6/12/14 (b)(c)	10,000,000	9,997,083
Korea Development Bank, N.Y.,
0.30%, 5/22/14 (c)	10,000,000	9,998,250
National Australia Funding Delaware,
Inc., 0.22%, 3/11/15 (a)(b)	50,000,000	49,998,290
Nordea Bank AB,
0.22%, 6/5/14 (b)(c)	30,000,000	29,993,729
Nordea Bank AB,
0.21%, 6/12/14 (b)(c)	45,000,000	44,988,975
Oversea-Chinese Banking Corp. Ltd.,
0.19%, 7/1/14 (c)	75,000,000	74,975,854

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Commercial Paper and Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
United Overseas Bank Ltd.,
0.22%, 6/26/14 (b)(c)	28,000,000	27,990,418
United Overseas Bank Ltd.,
0.21%, 9/23/14 (b)(c)	40,000,000	39,966,167
Westpac Banking Corp.,
0.22%, 3/13/15 (a)(b)	50,000,000	49,996,017
		622,755,470
Diversified – 4.7%
Caisse des Depots et Consignations,
0.17%, 6/6/14 (b)(c)	30,000,000	29,994,900
Caisse des Depots et Consignations,
0.35%, 8/29/14 (b)(c)	30,000,000	29,965,000
Erste Abwicklungsanstalt,
0.17%, 6/18/14 (b)(c)	50,000,000	49,988,667
Erste Abwicklungsanstalt,
0.16%, 7/1/14 (b)(c)	75,000,000	74,979,667
Sheffield Receivables Corp.,
0.17%, 5/21/14 (b)(c)	25,000,000	24,997,639
		209,925,873
Finance – 7.0%
Antalis US Funding Corp.,
0.09%, 5/6/14 (b)(c)	19,760,000	19,759,753
ASB Finance Ltd.,
0.27%, 9/2/14 (a)(b)	25,000,000	25,000,000
BNZ International Funding,
0.22%, 6/13/14 (b)(c)	30,000,000	29,992,117
BNZ International Funding,
0.16%, 7/2/14 (b)(c)	20,000,000	19,994,489
Collateralized CP II Co. LLC,
0.25%, 10/28/14 (b)(c)	40,000,000	39,950,000
Natixis US Finance Co.,
0.13%, 5/1/14 (c)	90,000,000	89,999,999
Rabobank USA Finance Corp.,
0.23%, 7/7/14 (c)	45,000,000	44,980,738
Toyota Motor Credit Corp.,
0.28%, 5/9/14 (c)	20,000,000	19,998,756
Toyota Motor Credit Corp.,
0.26%, 8/8/14 (c)	25,000,000	24,982,125
		314,657,977
TOTAL COMMERCIAL
PAPER AND NOTES
(COST $1,147,339,320)		1,147,339,320

Corporate Obligations – 6.3%

Banking – 3.7%
JPMorgan Chase Bank N.A.,
0.38%, 5/18/15	25,000,000	25,000,000
JPMorgan Chase Bank N.A.,
0.41%, 12/21/14	20,000,000	20,000,000
U.S. BanCorp,
4.20%, 5/15/14, MTN	20,733,000	20,765,471
Wells Fargo Bank N.A.,
0.28%, 5/15/15, MTN	60,000,000	60,000,000
Wells Fargo Bank N.A.,
0.29%, 5/8/15	40,000,000	40,000,000
		165,765,471
Finance – 2.4%
General Electric Capital Corp.,
3.75%, 11/14/14	4,000,000	4,076,379
General Electric Capital Corp.,
5.50%, 6/4/14, MTN	23,733,000	23,848,477
General Electric Capital Corp.,
5.90%, 5/13/14	19,380,000	19,416,429
MetLife Global Funding I,
2.00%, 1/9/15	8,000,000	8,095,477
MetLife Institutional Funding,
0.60%, 1/6/15	34,400,000	34,488,949
Toyota Motor Credit Corp.,
1.00%, 2/17/15, MTN	19,136,000	19,247,367
		109,173,078
Household Products – 0.2%
The Procter & Gamble Co.,
0.70%, 8/15/14	7,250,000	7,259,046
TOTAL CORPORATE
OBLIGATIONS
(COST $282,197,595)		282,197,595

Yankee Dollars – 2.6%

Banking – 2.0%
Barclays Bank plc,
5.20%, 7/10/14	24,780,000	25,015,283
Toronto Dominion Bank,
0.53%, 7/14/14	30,000,000	30,021,803
Westpac Banking Corp.,
0.41%, 5/1/15	35,000,000	35,000,000
		90,037,086
Commercial Banks – 0.6%
Commonwealth Bank of Australia,
N.Y., 1.95%, 3/16/15	25,090,000	25,434,221
TOTAL YANKEE DOLLARS
(COST $115,471,307)		115,471,307

U.S. Treasury Obligations – 4.9%

U.S. Treasury Notes – 4.9%
0.38%, 11/15/14	20,000,000	20,023,931
2.25%, 5/31/14	50,000,000	50,086,267
2.38%, 8/31/14	50,000,000	50,366,089
2.38%, 9/30/14	100,000,000	100,914,678
		221,390,965
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $221,390,965)		221,390,965

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Repurchase Agreements – 13.3%

	Principal	Amortized
	Amount ($)	Cost ($)
BNP Paribas, 0.05%, 5/1/14,
purchased on 4/30/14, 0.05%,
due on 5/1/14 with a maturity value
of $300,000,417, collateralized
by various U.S. Government and
Government Agency Obligations,
2.5%-7.5%, 03/1/15-11/1/50, fair
value $306,000,000	300,000,000	300,000,000
Societe’ Generale, 0.04%, 5/1/14,
purchased on 4/30/14, 0.04%, due
on 5/1/14 with a maturity value of
$300,000,333, collateralized by
various U.S. Treasury Obligations,
0.13%-8.75%, 07/15/14-1/15/29,
fair value $306,000,065	300,000,000	300,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $600,000,000)		600,000,000

Time Deposits – 4.4%

Abbey National Treasury Services plc,
0.09%, 5/1/14	100,000,000	100,000,000
Credit Agricole CIB, N.Y.,
0.08%, 5/1/14	98,000,000	98,000,000
TOTAL TIME DEPOSITS
(COST $198,000,000)		198,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,509,399,683) – 99.9%		4,509,399,683
____________________

Percentages indicated are based on net assets of $4,512,640,426.
(a)	Variable rate security. The rate presented represents the rate in effect on April 30, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	Rate presented represents the effective yield at time of purchase.
MTN — Medium Term Note
LLC — Limited Liability Company

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

U.S. Government and Government Agency Obligations – 52.5%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 5.3%
0.09%, 1/8/16 (a)	100,000,000	99,974,948
0.09%, 10/24/14 (a)	18,000,000	17,999,552
0.11%, 5/26/15 (a)	50,000,000	50,000,000
0.12%, 6/6/14 (a)	30,000,000	29,999,699
0.16%, 6/11/14	15,000,000	14,999,793
0.16%, 2/27/15 (a)	3,695,000	3,695,927
0.19%, 7/24/15 (a)	22,150,000	22,168,548
		238,838,467
Federal Home Loan Bank – 22.7%
0.05%, 5/28/14 (b)	15,000,000	14,999,494
0.05%, 5/30/14 (b)	50,000,000	49,998,026
0.05%, 6/27/14 (b)	50,000,000	49,996,042
0.06%, 6/25/14 (b)	122,700,000	122,688,753
0.07%, 6/16/14 (a)	400,000,000	400,000,817
0.08%, 6/27/14 (a)	15,000,000	14,999,765
0.09%, 9/2/14 (a)	15,000,000	14,999,745
0.09%, 6/5/14 (a)	75,000,000	74,999,591
0.11%, 3/6/15 (a)	99,000,000	98,995,763
0.12%, 6/24/14 (a)	105,000,000	105,008,643
0.13%, 7/25/14	15,000,000	14,998,366
0.13%, 6/16/14 (a)	30,000,000	30,000,206
0.19%, 7/22/14	25,000,000	24,999,270
2.75%, 12/12/14	6,125,000	6,223,930
		1,022,908,411
Federal Home Loan Mortgage Corp. – 16.9%
0.05%, 6/16/14 (b)	200,000,000	199,987,222
0.07%, 9/3/14 (b)	100,000,000	99,977,431
0.10%, 9/5/14 (b)	50,000,000	49,982,361
0.12%, 6/18/14 (b)	25,000,000	24,996,000
0.13%, 10/16/15 (a)	210,000,000	210,011,238
0.14%, 11/25/15 (a)	75,000,000	75,000,000
0.21%, 2/27/15	40,000,000	40,000,000
1.00%, 8/27/14	10,000,000	10,029,228
3.00%, 7/28/14	50,000,000	50,354,091
		760,337,571
Federal National Mortgage Association – 7.7%
0.05%, 5/21/14 (b)	100,000,000	99,997,222
0.06%, 9/8/14 (b)	100,000,000	99,980,139
0.37%, 1/27/15 (a)	3,065,000	3,070,180
0.49%, 11/21/14 (a)	6,000,000	6,011,877
0.63%, 10/30/14	31,573,000	31,646,044
0.88%, 8/28/14	7,500,000	7,517,136
1.13%, 6/27/14	100,000,000	100,166,547
		348,389,145
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $2,370,473,594)		2,370,473,594

U.S. Treasury Obligations – 16.2%

U.S. Treasury Bills – 4.0%
0.01%, 5/1/14 (b)	180,000,000	180,000,000
U.S. Treasury Notes – 12.2%
0.38%, 11/15/14	45,000,000	45,054,204
2.25%, 1/31/15	65,000,000	66,017,746
2.38%, 9/30/14	250,000,000	252,279,742
2.38%, 2/28/15	35,000,000	35,649,042
2.63%, 6/30/14	100,000,000	100,426,363
4.25%, 11/15/14	50,000,000	51,106,473
		550,533,570
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $730,533,570)		730,533,570

Repurchase Agreements – 29.9%

Barclays Capital Group, 0.05%,
5/6/14, Purchased on 4/30/14,
0.05%, due on 5/6/14 with a
maturity value of $100,000,833,
collateralized by various U.S.
Government and Government
Agency Obligations, 1.63%-
7.50%, 7/15/18-4/15/49, fair value
$102,000,000	100,000,000	100,000,000
Barclays Capital Group, 0.02%,
5/1/14, Purchased on 4/30/14,
0.02%, due on 5/1/14 with a
maturity value of $200,000,111,
collateralized by various U.S.
Treasury Obligations, 0.63%-
0.88%, 11/15/16-7/31/19, fair
value $204,000,001	200,000,000	200,000,000
BNP Paribas, 0.05%, 5/5/14,
Purchased on 4/30/14, 0.05%,
due on 5/5/14 with a maturity
value of $250,001,736,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.50%-
5.50%, 6/1/25-3/20/44, fair value
$255,000,000	250,000,000	250,000,000
Citigroup Global Markets, 0.06%,
5/1/14, Purchased on 4/30/14,
0.06%, due on 5/1/14 with a
maturity value of $100,000,167,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.00%-
6.00%, 8/15/23-9/15/53, fair
value $102,000,000	100,000,000	100,000,000
Deutsche Bank, 0.06%, 5/1/14,
Purchased on 4/30/14, 0.06%,
due on 5/1/14 with a maturity
value of $300,000,500,
collateralized by various U.S.
Government and Government
Agency Obligations, 3.00%-
3.50%, 7/20/42-10/15/42, fair
value $306,000,000	300,000,000	300,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Goldman Sachs, 0.05%, 5/1/14,
Purchased on 4/30/14, 0.05%,
due on 5/1/14 with a maturity
value of $100,000,139,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.50%-
9.50%, 8/1/14-3/1/44, fair value
$102,000,001	100,000,000	100,000,000
Goldman Sachs, 0.05%, 5/7/14,
Purchased on 4/30/14, 0.05%,
due on 5/7/14 with a maturity
value of $300,002,917,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.50%-
10.00%, 6/1/16-4/1/44, fair value
$306,000,000	300,000,000	300,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $1,350,000,000)		1,350,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,451,007,164) – 98.6%		4,451,007,164
____________________

Percentages indicated are based on net assets of $4,513,333,182.
(a)	Variable rate security. The rate presented represents the rate in effect on April 30, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

U.S. Treasury Obligations – 101.5%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 50.5%
0.01%, 5/1/14 (a)	335,000,000	334,999,999
0.02%, 5/29/14 (a)	150,000,000	149,998,163
0.03%, 5/15/14 (a)	150,000,000	149,998,542
0.05%, 5/8/14 (a)	330,000,000	329,997,227
		964,993,931
U.S. Treasury Notes – 51.1%
0.08%, 1/31/16 (b)	75,000,000	74,984,936
0.25%, 5/31/14	75,000,000	75,012,968
0.25%, 8/31/14	150,000,000	150,080,424
0.63%, 7/15/14	30,000,000	30,028,200
1.00%, 5/15/14	75,000,000	75,027,135
2.38%, 8/31/14	25,000,000	25,183,174
2.38%, 9/30/14	100,000,000	100,952,556
2.38%, 2/28/15	25,000,000	25,464,410
2.63%, 6/30/14	100,000,000	100,424,877
4.25%, 8/15/14	300,000,000	303,675,161
4.25%, 11/15/14	15,000,000	15,329,929
		976,163,770
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,941,157,701)		1,941,157,701
TOTAL INVESTMENT SECURITIES (COST $1,941,157,701) – 101.5%		1,941,157,701
____________________

Percentages indicated are based on net assets of $1,911,683,062.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on April 30, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

		HSBC U.S.	HSBC
	HSBC Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$3,909,399,683	$3,101,007,164	$1,941,157,701
Repurchase agreements, at value and cost	600,000,000	1,350,000,000	—
Total Investments	4,509,399,683	4,451,007,164	1,941,157,701
Cash	463,160	58,683,984	186,708,797
Interest receivable	3,536,642	3,931,347	4,616,033
Receivable from Investment Adviser	—	36,530	37,635
Prepaid expenses	61,565	48,803	32,947
Total Assets	4,513,461,050	4,513,707,828	2,132,553,113
Liabilities:
Dividends payable	31,343	11,164	449
Payable for investments purchased	—	—	220,673,650
Accrued expenses and other liabilities:
Investment Management	357,685	—	—
Administration	194,342	149,461	58,429
Accounting	—	195	33
Custodian fees	75,049	65,570	37,961
Transfer Agent	7,570	5,792	5,783
Trustee	101,979	102,727	40,458
Other	52,656	39,737	53,288
Total Liabilities	820,624	374,646	220,870,051
Net Assets	$4,512,640,426	$4,513,333,182	$1,911,683,062

Composition of Net Assets:
Capital	4,512,644,313	4,513,395,045	1,911,720,672
Accumulated net realized gains (losses) from investments	(3,887)	(61,863)	(37,610)
Net Assets	$4,512,640,426	$4,513,333,182	$1,911,683,062

Net Assets:
Class A Shares	$45,738,581	$117,265	$1,537
Class B Shares	8,191	48,744	—
Class C Shares	2	—	—
Class D Shares	1,223,177,690	1,200,170,946	301,112,916
Class I Shares	2,660,768,567	763,032,418	636,857,409
Class Y Shares	582,947,395	2,549,963,809	973,711,200
	$4,512,640,426	$4,513,333,182	$1,911,683,062
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	45,739,230	117,276	1,537
Class B Shares	8,191	48,732	—
Class C Shares	2	—	—
Class D Shares	1,223,119,049	1,199,997,134	301,119,294
Class I Shares	2,660,848,824	763,161,352	636,902,853
Class Y Shares	582,943,242	2,550,070,909	973,701,958
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares (a)	$1.00	$1.00	$—
Class C Shares (a)	$1.00	$—	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$1.00	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a)     Redemption Price per share varies by length of time shares are held.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2014 (Unaudited)

		HSBC U.S.	HSBC
	HSBC Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$4,815,609	$1,966,943	$788,485
Total Investment Income	4,815,609	1,966,943	788,485

Expenses:
Investment Management	2,310,256	2,177,249	1,029,554
Advisory Services:
Operational Support - Class A Shares	21,699	184	—
Operational Support - Class B Shares	4	23	—
Operational Support - Class D Shares	641,994	450,765	215,900
Operational Support - Class Y Shares	297,021	1,283,197	496,450
Administration:
Class A Shares	11,162	93	—
Class B Shares	—	13	—
Class D Shares	330,046	232,282	110,618
Class I Shares	693,634	227,815	162,693
Class Y Shares	152,696	659,932	255,215
Distribution:
Class B Shares	34	181	—
Shareholder Servicing:
Class A Shares	86,795	736	4
Class B Shares	12	60	—
Class D Shares	1,604,997	1,126,920	539,754
Accounting	37,284	33,292	31,279
Audit	8,736	8,664	8,874
Compliance Services	55,678	49,703	24,894
Custodian	143,070	120,451	62,656
Printing	64,838	60,597	27,674
Transfer Agent	23,623	17,934	17,951
Trustee	172,152	161,293	81,665
Registration fees	36,921	36,986	34,197
Other	410,484	389,203	207,955
Total expenses before fee reductions	7,103,136	7,037,573	3,307,333
Fees voluntarily reduced/reimbursed by Investment Adviser	(1,194,047)	(3,873,856)	(1,832,489)
Fees voluntarily reduced by Administrator	(20,039)	(285,513)	(134,964)
Fees voluntarily reduced by Distributor	(34)	(181)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(1,691,804)	(1,127,716)	(539,758)
Fees paid indirectly	(1,694)	(11,300)	(14,772)
Net Expenses	4,195,518	1,739,007	785,350

Net Investment Income	620,091	227,936	3,135

Net realized gains (losses) from investments	(1,474)	28,561	11,789
Change In Net Assets Resulting From Operations	$618,617	$256,497	$14,924

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	For the		For the
	six months ended	For the	six months ended	For the
	April 30, 2014	year ended	April 30, 2014	year ended
	(Unaudited)	October 31, 2013	(Unaudited)	October 31, 2013
Investment Activities:
Operations:
Net investment income	$620,091	$2,588,714	$227,936	$575,413
Net realized gains/(losses) from investment transactions	(1,474)	8,744	28,561	(86,858)
Change in net assets resulting from operations	618,617	2,597,458	256,497	488,555

Dividends:
Net investment income:
Class A	(2,335)	(4,311)	(19)	(1,885)
Class B	(2)	(4)	(2)	(6)
Class C	—	(1)	—	—
Class D	(69,103)	(145,852)	(47,762)	(62,841)
Class I	(516,682)	(2,366,911)	(46,017)	(248,433)
Class Y	(31,969)	(71,635)	(134,136)	(262,248)
Net realized gains:
Class A	(42)	(78)	—	—
Class D	(1,243)	(2,967)	—	—
Class I	(9,297)	(7,143)	—	—
Class Y	(575)	(1,258)	—	—
Change in net assets from
shareholder dividends	(631,248)	(2,600,160)	(227,936)	(575,413)

Change in net assets resulting from
capital transactions	(486,702,041)	18,941,569	280,174,117	(760,210,896)
Change in net assets	(486,714,672)	18,938,867	280,202,678	(760,297,754)

Net Assets:
Beginning of period	4,999,355,098	4,980,416,231	4,233,130,504	4,993,428,258
End of period	$4,512,640,426	$4,999,355,098	$4,513,333,182	$4,233,130,504
Accumulated net investment income	$—	$—	$—	$—

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	For the		For the
	six months ended	For the	six months ended	For the
	April 30, 2014	year ended	April 30, 2014	year ended
	(Unaudited)	October 31, 2013	(Unaudited)	October 31, 2013
CAPITAL TRANSACTIONS*:
Class A
Proceeds from shares issued	$4,701,291	$10,044,534	$12,109	$100,773,881
Dividends reinvested	86	149	19	385
Value of shares redeemed	(1,121,045)	(1,432,410)	(323,000)	(100,584,674)
Class A Shares capital transactions	3,580,332	8,612,273	(310,872)	189,592

Class B
Dividends reinvested	2	4	2	6
Value of shares redeemed	(20,021)	(13,118)	—	(27,646)
Class B Shares capital transactions	(20,019)	(13,114)	2	(27,640)

Class C
Proceeds from shares issued	—	373	—	—
Dividends reinvested	—	1	—	—
Value of shares redeemed	—	(6,130)	—	—
Class C Shares capital transactions	—	(5,756)	—	—

Class D
Proceeds from shares issued	1,824,898,088	5,119,755,763	1,747,225,780	2,284,815,817
Dividends reinvested	50,821	109,668	14,350	29,381
Value of shares redeemed	(1,889,844,948)	(5,135,614,581)	(1,217,967,756)	(2,228,438,235)
Class D Shares capital transactions	(64,896,039)	(15,749,150)	529,272,374	56,406,963

Class I
Proceeds from shares issued	9,007,544,562	26,195,455,773	3,130,404,779	10,153,237,542
Dividends reinvested	414,863	1,231,509	33,322	152,717
Value of shares redeemed	(9,468,239,395)	(26,101,317,973)	(3,524,305,682)	(10,869,649,354)
Class I Shares capital transactions	(460,279,970)	95,369,309	(393,867,581)	(716,259,095)

Class Y
Proceeds from shares issued	1,002,125,091	1,790,806,941	7,723,624,790	20,359,087,706
Dividends reinvested	31,290	66,154	133,303	259,866
Value of shares redeemed	(967,242,726)	(1,860,145,088)	(7,578,677,899)	(20,459,868,288)
Class Y Shares capital transactions	34,913,655	(69,271,993)	145,080,194	(100,520,716)
Change in net assets resulting from
capital transactions:	$(486,702,041)	$18,941,569	$280,174,117	$(760,210,896)

____________________

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	For the
	six months ended	For the
	April 30, 2014	year ended
	(Unaudited)	October 31, 2013
Investment Activities:
Operations:
Net investment income	$3,135	$—
Net realized gains/(losses) from investment transactions	11,789	(37,989)
Change in net assets resulting from operations	14,924	(37,989)

Dividends:
Net investment income:
Class D	(495)	—
Class I	(1,028)	—
Class Y	(1,612)	—
Change in net assets from shareholder dividends	(3,135)	—
Change in net assets resulting from capital transactions	(660,649,609)	198,372,690

Change in net assets	(660,637,820)	198,334,701

Net Assets:
Beginning of period	2,572,320,882	2,373,986,181
End of period	$1,911,683,062	$2,572,320,882
Accumulated net investment income	$—	$—

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	For the
	six months ended	For the
	April 30, 2014	year ended
	(Unaudited)	October 31, 2013
CAPITAL TRANSACTIONS*:
Class A
Value of shares redeemed	$(3,554)	$—
Class A Shares capital transactions	(3,554)	—

Class B
Value of shares redeemed	—	(1,031)
Class B Shares capital transactions	—	(1,031)

Class D
Proceeds from shares issued	783,807,420	2,077,685,254
Dividends reinvested	356	—
Value of shares redeemed	(1,000,542,081)	(2,221,893,975)
Class D Shares capital transactions	(216,734,305)	(144,208,721)

Class I
Proceeds from shares issued	2,274,021,735	5,092,587,899
Dividends reinvested	749	—
Value of shares redeemed	(2,723,348,647)	(4,561,678,583)
Class I Shares capital transactions	(449,326,163)	530,909,316

Class Y
Proceeds from shares issued	561,151,555	1,876,855,817
Dividends reinvested	1,580	—
Value of shares redeemed	(555,738,722)	(2,065,182,691)
Class Y Shares capital transactions	5,414,413	(188,326,874)
Change in net assets resulting from capital transactions:	$(660,649,609)	$198,372,690

____________________

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
				Net											Ratio of
				Realized and											Expenses
				Unrealized			Net		Net						to Average		Ratio of Net
	Net Asset			Gains			Realized		Asset				Ratio of Net		Net Assets		Investment
	Value,	Net		(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to		(Excluding		Income to
	Beginning	Investment		from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net		Fee		Average Net
	of Period	Income		Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)		Reductions)(b)		Assets(b)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.32	%(c)	$343,265	0.55	%(c)	0.69	%(c)	0.31	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.01	%(e)	32,943	0.29%		0.67%		0.01	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		27,763	0.26%		0.68%		0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		33,546	0.30%		0.69%		0.01%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		42,158	0.23%		0.68%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		45,739	0.20%		0.69%		0.01%
CLASS B SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.17	%(c)	$312	0.68	%(c)	1.30	%(c)	0.13	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.01	%(e)	226	0.29%		1.27%		0.01	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		132	0.26%		1.28%		0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		41	0.29%		1.29%		0.01%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		28	0.24%		1.28%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		8	0.20%		1.29%		0.01%
CLASS C SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.17	%(c)	$259,364	0.74	%(c)	1.29	%(c)	0.19	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.01	%(e)	44	0.29%		1.27%		0.01	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		6	0.25%		1.28%		0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.06%		6	0.25%		1.29%		0.06%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		— (f)	0.23%		1.26%		0.07%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	—%		— (f)	—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.40	%(c)	$1,994,448	0.49	%(c)	0.54	%(c)	0.42	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.01	%(e)	1,695,222	0.29%		0.52%		0.01	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		1,591,614	0.26%		0.53%		0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		1,303,827	0.30%		0.54%		0.01%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		1,288,077	0.23%		0.53%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		1,223,178	0.20%		0.54%		0.01%

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities				Dividends						Ratios/Supplementary Data
				Net											Ratio of
				Realized and											Expenses
				Unrealized			Net		Net						to Average		Ratio of Net
	Net Asset			Gains			Realized		Asset				Ratio of Net		Net Assets		Investment
	Value,	Net		(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to		(Excluding		Income to
	Beginning	Investment		from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net		Fee		Average Net
	of Period	Income		Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)		Reductions)(b)		Assets(b)
CLASS I SHARES
Year Ended October 31, 2009	$1.00	0.01		—	0.01	(0.01)	—	(0.01)	$1.00	0.69	%(c)	$7,189,613	0.18	%(c)	0.19	%(c)	0.55	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.14	%(e)	4,679,632	0.17%		0.17%		0.14	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.10%		4,309,346	0.17%		0.18%		0.10%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.14%		3,025,688	0.17%		0.19%		0.14%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.08%		3,121,056	0.17%		0.18%		0.08%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	0.02%		2,660,769	0.17%		0.19%		0.04%
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	0.01		—	0.01	(0.01)	—	(0.01)	$1.00	0.58	%(c)	$1,194,680	0.29	%(c)	0.29	%(c)	0.68	%(c)
Year Ended October 31, 2010	1.00	—	(d)	—	—	—	—	—	1.00	0.05	%(e)	1,107,571	0.26%		0.27%		0.04	%(e)
Year Ended October 31, 2011	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		642,290	0.26%		0.28%		0.02%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.03%		617,308	0.28%		0.29%		0.03%
Year Ended October 31, 2013	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		548,035	0.23%		0.28%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	(d)	—	—	—	—	—	1.00	0.01%		582,947	0.20%		0.29%		0.01%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have been increased by 0.03%.
(d)	Calculated based on average shares outstanding.
(e)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Less than $500.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
			Net											Ratio of
			Realized and											Expenses		Ratio of
			Unrealized			Net		Net						to Average		Net
	Net Asset		Gains			Realized		Asset				Ratio of Net		Net Assets		Investment
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to		(Excluding		Income to
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net		Fee		Average Net
	of Period	Income	Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)		Reductions)(b)		Assets(b)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.14	%(c)	$574,577	0.52	%(c)	0.72	%(c)	0.14	%(c)
Year Ended October 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	%(d)	25,926	0.23%		0.67%		0.01	%(d)
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		3,995	0.16%		0.68%		0.01%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		238	0.14%		0.69%		0.01%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		428	0.17%		0.68%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	0.01%		117	0.08%		0.69%		0.01%
CLASS B SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.08	%(c)	$84	0.54	%(c)	1.30	%(c)	0.08	%(c)
Year Ended October 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	%(d)	88	0.22%		1.27%		0.01	%(d)
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		94	0.17%		1.28%		0.01%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		76	0.16%		1.29%		0.01%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		49	0.14%		1.28%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	—%		49	0.08%		1.27%		0.01%
CLASS C SHARES
Year Ended October 31, 2009(e)	$1.00	—	—	—	—	—	—	$1.00	0.08	%(c)	$229	0.50	%(c)	1.32	%(c)	0.04	%(c)
Year Ended October 31, 2010(f)	1.00	—	—	—	—	—	—	1.00	0.02	%(d)	— (g)	0.23%		1.27%		0.01	%(d)
Year Ended October 31, 2011(h)	1.00	—	—	—	—	—	—	1.00	—%		—	—%		—%		—%
Year Ended October 31, 2012(h)	1.00	—	—	—	—	—	—	1.00	—%		—	—%		—%		—%
Year Ended October 31, 2013(h)	1.00	—	—	—	—	—	—	1.00	—%		—	—%		—%		—%
Six Months Ended
April 30, 2014 (Unaudited)(h)	1.00	—	—	—	—	—	—	1.00	—%		—	—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.18	%(c)	$767,551	0.48	%(c)	0.58	%(c)	0.21	%(c)
Year Ended October 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	%(d)	922,510	0.22%		0.52%		0.02	%(d)
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		746,458	0.17%		0.53%		0.01%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		614,499	0.16%		0.54%		0.01%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		670,893	0.13%		0.53%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	0.01%		1,200,171	0.08%		0.54%		0.01%
22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Dividends						Ratios/Supplementary Data
			Net											Ratio of
			Realized and											Expenses		Ratio of
			Unrealized			Net		Net						to Average		Net
	Net Asset		Gains			Realized		Asset				Ratio of Net		Net Assets		Investment
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to		(Excluding		Income to
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net		Fee		Average Net
	of Period	Income	Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)		Reductions)(b)		Assets(b)
CLASS I SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.43	%(c)	$8,176,980	0.22	%(c)	0.22	%(c)	0.38	%(c)
Year Ended October 31, 2010	1.00	—	—	—	—	—	—	1.00	0.08	%(d)	5,100,891	0.16%		0.17%		0.07	%(d)
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.03%		1,645,764	0.16%		0.18%		0.03%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.02%		1,873,166	0.16%		0.19%		0.01%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		1,156,894	0.13%		0.18%		0.02%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	0.01%		763,032	0.08%		0.19%		0.01%
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.32	%(c)	$3,370,299	0.33	%(c)	0.33	%(c)	0.38	%(c)
Year Ended October 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	%(d)	2,918,347	0.22%		0.27%		0.02	%(d)
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		1,711,397	0.17%		0.28%		0.01%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		2,505,448	0.17%		0.29%		0.01%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		2,404,867	0.13%		0.28%		0.01%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	0.01%		2,549,964	0.08%		0.29%		0.01%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(d)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(g)	Less than $500.
(h)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
				Net										Ratio of
				Realized and										Expenses	Ratio of
				Unrealized			Net		Net					to Average	Net
	Net Asset			Gains			Realized		Asset				Ratio of Net	Net Assets	Investment
	Value,	Net		(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to	(Excluding	Income to
	Beginning	Investment		from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net	Fee	Average Net
	of Period	Income		Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)	Reductions)(b)	Assets(b)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.07%		$385,994	0.24%	0.66%	0.07%
Year Ended October 31, 2010	1.00	—	(c)	—	—	—	—	—	1.00	0.01	%(d)	32,973	0.14%	0.67%	0.01	%(d)
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		613	0.11%	0.68%	0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		5	0.05%	0.70%	—%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		5	0.10%	0.69%	—%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—		—	—	—	—	—	1.00	—%		2	0.08%	0.68%	—%
CLASS C SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.07%		$7,138	0.22%	1.26%	0.04%
Year Ended October 31, 2010(e)	1.00	—	(c)	—	—	—	—	—	1.00	0.01	%(d)	— (f)	0.13%	1.27%	—	%(d)
Year Ended October 31, 2011(g)	1.00	—	(c)	—	—	—	—	—	1.00	—%		—	—%	—%	—%
Year Ended October 31, 2012(g)	1.00	—		—	—	—	—	—	1.00	—%		—	—%	—%	—%
Year Ended October 31, 2013(g)	1.00	—		—	—	—	—	—	1.00	—%		—	—%	—%	—%
Six Months Ended
April 30, 2014 (Unaudited)(g)	1.00	—		—	—	—	—	—	1.00	—%		—	—%	—%	—%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.07%		$955,652	0.23%	0.51%	0.06%
Year Ended October 31, 2010	1.00	—	(c)	—	—	—	—	—	1.00	0.01	%(d)	726,244	0.14%	0.52%	0.01	%(d)
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		619,940	0.10%	0.53%	0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		662,063	0.08%	0.54%	—%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		517,845	0.09%	0.53%	—%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—		—	—	—	—	—	1.00	—%		301,119	0.08%	0.55%	—%
CLASS I SHARES
Year Ended October 31, 2009	$1.00	—		—	—	—	—	—	$1.00	0.14%		$3,322,962	0.16%	0.16%	0.14%
Year Ended October 31, 2010	1.00	—	(c)	—	—	—	—	—	1.00	0.01	%(d)	1,379,042	0.13%	0.17%	0.01	%(d)
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		982,974	0.10%	0.18%	0.01%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		555,287	0.08%	0.19%	—%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		1,086,181	0.09%	0.18%	—%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—		—	—	—	—	—	1.00	—%		636,903	0.08%	0.20%	—%

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

	Investment Activities				Dividends						Ratios/Supplementary Data
			Net										Ratio of
			Realized and										Expenses	Ratio of
			Unrealized			Net		Net					to Average	Net
	Net Asset		Gains			Realized		Asset				Ratio of Net	Net Assets	Investment
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to	(Excluding	Income to
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net	Fee	Average Net
	of Period	Income	Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets(b)	Reductions)(b)	Assets(b)
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	—	—	—	—	—	—	$1.00	0.08%		$996,309	0.22%	0.26%	0.08%
Year Ended October 31, 2010	1.00	— (c)	—	—	—	—	—	1.00	0.01	%(d)	1,147,150	0.14%	0.27%	0.01	%(d)
Year Ended October 31, 2011	1.00	— (c)	—	—	—	—	—	1.00	0.01%		999,521	0.09%	0.28%	0.01%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%		1,156,631	0.09%	0.29%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%		968,290	0.09%	0.28%	—%
Six Months Ended
April 30, 2014 (Unaudited)	1.00	—	—	—	—	—	—	1.00	—%		973,702	0.08%	0.30%	—%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Calculated based on average shares outstanding.
(d)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(f)	Less than $500.
(g)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 3 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC Prime Money Market Fund	Prime Money Market Fund

HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of April 30, 2014, Class E Shares were not operational. Effective as of August 1, 2013, Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At April 30, 2014, the Funds did not hold any restricted securities that were deemed illiquid. The restricted securities held as of April 30, 2014 are identified below:

	Acquisition	Acquisition	Principal	Fair	% of
Prime Money Market Fund	Date	Cost	Amount	Value	Net Assets
Antalis US Funding Corp., 0.09%, 5/6/14	4/30/14	$19,759,753	$19,760,000	$19,759,753	0.4%
ASB Finance Ltd., 0.27%, 9/2/14	8/29/13	25,000,000	25,000,000	25,000,000	0.6%
Australia & New Zealand Banking Group Ltd., 0.33%, 5/18/15	4/11/13	25,000,000	25,000,000	25,000,000	0.6%
BNZ International Funding, 0.22%, 6/13/14	12/11/13	29,992,117	30,000,000	29,992,117	0.7%
BNZ International Funding, 0.16%, 7/2/14	4/1/14	19,994,489	20,000,000	19,994,489	0.4%
Caisse des Depots et Consignations, 0.17%, 6/6/14	3/6/14	29,994,900	30,000,000	29,994,900	0.7%
Caisse des Depots et Consignations, 0.35%, 8/29/14	9/6/13	29,965,000	30,000,000	29,965,000	0.7%
Collateralized CP II Co. LLC, 0.25%, 10/28/14	4/25/14	39,950,000	40,000,000	39,950,000	0.9%
Commonwealth Bank of Australia, N.Y., 0.23%, 5/16/14	5/17/13	10,000,000	10,000,000	10,000,000	0.2%
Commonwealth Bank of Australia, N.Y., 0.23%, 9/11/14	9/11/13	40,000,000	40,000,000	40,000,000	0.9%
DBS Bank Ltd., 0.23%, 9/2/14	3/3/14	24,980,195	25,000,000	24,980,195	0.6%
DnB NOR Bank ASA, N.Y., 0.17%, 7/2/14	4/2/14	44,986,825	45,000,000	44,986,825	1.0%
DnB NOR Bank ASA, N.Y., 0.22%, 8/4/14	2/3/14	19,988,389	20,000,000	19,988,389	0.4%
DnB NOR Bank ASA, N.Y., 0.24%, 9/9/14	3/14/14	24,978,622	25,000,000	24,978,622	0.6%
Erste Abwicklungsanstalt, 0.17%, 6/18/14	2/13/14	49,988,667	50,000,000	49,988,667	1.1%
Erste Abwicklungsanstalt, 0.16%, 7/1/14	4/2/14	74,979,667	75,000,000	74,979,667	1.7%
Kookmin Bank, N.Y., 0.25%, 6/12/14	3/14/14	9,997,083	10,000,000	9,997,083	0.2%
National Australia Funding Delaware, Inc., 0.22%, 3/11/15	3/25/14	49,998,291	50,000,000	49,998,291	1.1%
Nordea Bank AB, 0.22%, 6/5/14	12/5/13	29,993,729	30,000,000	29,993,729	0.7%
Nordea Bank AB, 0.21%, 6/12/14	12/13/13	44,988,975	45,000,000	44,988,975	1.0%
Sheffield Receivables Corp., 0.17%, 5/21/14	2/19/14	24,997,639	25,000,000	24,997,639	0.6%
United Overseas Bank Ltd., 0.22%, 6/26/14	1/28/14	27,990,418	28,000,000	27,990,418	0.6%
United Overseas Bank Ltd., 0.21%, 9/23/14	4/22/14	39,966,167	40,000,000	39,966,167	0.9%
Westpac Banking Corp., 0.22%, 3/13/15	3/26/14	49,996,017	50,000,000	49,996,017	1.1%

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Repurchase Agreements:

     The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets
  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

     Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Prime Money Market Fund
Investment Securities:
Certificates of Deposit	—	1,945,000,496	—	1,945,000,496
Commercial Paper and Notes	—	1,147,339,320	—	1,147,339,320
Corporate Obligations	—	282,197,595	—	282,197,595
Yankee Dollars	—	115,471,307	—	115,471,307
U.S. Treasury Obligations	—	221,390,965	—	221,390,965
Time Deposits	—	198,000,000	—	198,000,000
Repurchase Agreements	—	600,000,000	—	600,000,000
Total Investment Securities	—	4,509,399,683	—	4,509,399,683

U.S. Government Money Market Fund
Investment Securities:
U.S. Government and Government
Agency Obligations	—	2,370,473,594	—	2,370,473,594
U.S. Treasury Obligations	—	730,533,570	—	730,533,570
Repurchase Agreements	—	1,350,000,000	—	1,350,000,000
Total Investment Securities	—	4,451,007,164	—	4,451,007,164

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	1,941,157,701	—	1,941,157,701
Total Investment Securities	—	1,941,157,701	—	1,941,157,701

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
Prime Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

     The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

     HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the period ended April 30, 2014, Citi voluntarily reduced its sub-administration fees by $99,600.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Class D Shares (currently not being charged) of the Funds, respectively. For the period ended April 30, 2014, Foreside, as Distributor, also received $115,659, $0, and $21,989 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $23, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively. Expenses reduced during the period ended April 30, 2014 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the period ended April 30, 2014 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has contractually agreed to limit through March 1, 2015 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

*     As of April 30, 2014, Class E Shares were not operational.

32      HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At April 30, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

     The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2014 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Federal Income Tax Information:

     At April 30, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Prime Money Market Fund	4,509,399,683	—	—	—
U.S. Government Money Market Fund	4,451,031,062	—	(23,898)	(23,898)
U.S. Treasury Money Market Fund	1,941,157,701	—	—	—

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2013 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid ($)(1)
Prime Money Market Fund	2,947,993	148	2,948,141	—	2,948,141
U.S. Government Money Market Fund	619,866	—	619,866	—	619,866
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)($)	(Deficit)($)
Prime Money Market Fund	108,880	—	—	108,880	(97,723)	—	(2,413)	8,744
U.S. Government Money
Market Fund	39,714	—	—	39,714	(39,714)	(41,909)	(48,515)	(90,424)
U.S. Treasury Money
Market Fund	—	—	—	—	—	(20,716)	(28,683)	(49,399)

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     As of the latest tax year ended October 31, 2013, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

     CLCFs not subject to expiration:

	Short Term	Long Term
	Amount($)	Amount($)	Total($)
U.S. Government Money Market Fund	41,909	—	41,909
U.S. Treasury Money Market Fund	9,306	11,410	20,716

6. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund. Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

36       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	0.99	0.20%
	Class B Shares	1,000.00	1,000.10	0.99	0.20%
	Class C Shares	1,000.00	1,000.00	0.99	0.20%
	Class D Shares	1,000.00	1,000.10	0.99	0.20%
	Class I Shares	1,000.00	1,000.20	0.84	0.17%
	Class Y Shares	1,000.00	1,000.10	0.99	0.20%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,000.10	0.40	0.08%
	Class B Shares	1,000.00	1,000.00	0.40	0.08%
	Class D Shares	1,000.00	1,000.10	0.40	0.08%
	Class I Shares	1,000.00	1,000.10	0.40	0.08%
	Class Y Shares	1,000.00	1,000.10	0.40	0.08%
U.S. Treasury Money
Market Fund	Class A Shares	1,000.00	1,000.00	0.40	0.08%
	Class D Shares	1,000.00	1,000.00	0.40	0.08%
	Class I Shares	1,000.00	1,000.00	0.40	0.08%
	Class Y Shares	1,000.00	1,000.00	0.40	0.08%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Prime Money Market Fund	Class A Shares	1,000.00	1,023.80	1.00	0.20%
	Class B Shares	1,000.00	1,023.80	1.00	0.20%
	Class C Shares	1,000.00	1,023.80	1.00	0.20%
	Class D Shares	1,000.00	1,023.80	1.00	0.20%
	Class I Shares	1,000.00	1,023.95	0.85	0.17%
	Class Y Shares	1,000.00	1,023.80	1.00	0.20%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,024.40	0.40	0.08%
	Class B Shares	1,000.00	1,024.40	0.40	0.08%
	Class D Shares	1,000.00	1,024.40	0.40	0.08%
	Class I Shares	1,000.00	1,024.40	0.40	0.08%
	Class Y Shares	1,000.00	1,024.40	0.40	0.08%
U.S. Treasury Money
Market Fund	Class A Shares	1,000.00	1,024.40	0.40	0.08%
	Class D Shares	1,000.00	1,024.40	0.40	0.08%
	Class I Shares	1,000.00	1,024.40	0.40	0.08%
	Class Y Shares	1,000.00	1,024.40	0.40	0.08%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       39

Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

40       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-MMF-0614	06/14

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2014

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

HSBC Family of Funds Semi-Annual Report - April 30, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	16
HSBC Emerging Markets Local Debt Fund	21
HSBC Frontier Markets Fund	26
HSBC Total Return Fund	28
HSBC RMB Fixed Income Fund	35
Statements of Assets and Liabilities	37
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	46
Notes to Financial Statements	51
Investment Adviser Contract Approval	70
Table of Shareholder Expenses	74
Other Information	76

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds; loans; Eurobonds; and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Emerging Markets Capped Index is an unmanaged index and was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets.

Price-to-Book Ratio (“P/B Ratio”) is used to compare a stock’s market value to its book value. This ratio gives some idea of whether you are paying too much for what would be left if the company went bankrupt immediately.

Return-on-Equity (“ROE”) is the amount of net income returned as a percentage of shareholder equity. It measure a company’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced modest growth during the six-month period between November 1, 2013 and April 30, 2014. Many economies reported disappointing economic data during the period. A harsh winter in the U.S. dragged on economic growth, while the economies of China and Japan faced some headwinds. Geopolitical concerns, including a crisis in the Ukraine, also weighed on investors. However, U.S. equity markets made significant gains, in our view, as investors grew encouraged by strong corporate earnings and improving economic data late in the period. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) accommodative monetary policy, although the Fed took its first steps toward “tapering” its bond-purchasing program. Upward pressure on interest rates caused bonds to struggle, especially during the first half of the period, though fixed income investments ended the period with modest gains.

In the U.S., steep drops in residential construction and home purchases caused concerns that the recovery of the housing market—a major bright spot throughout much of 2013—was losing steam. Automobile sales and retail sales also declined in early 2014. There was much debate regarding the extent to which the especially cold and snowy winter was to blame for these signs of economic weakness. More positive data emerged in April, showing a significant uptick in retail sales, job growth, industrial output, and consumer confidence. Home sales, however, declined to an eight-month low in March. The unemployment rate declined during the period, though the composition of employment numbers remained a cause of concern. A large number of workers remained underemployed and reliant on part-time and lower-paying jobs. Long-term unemployment declined during the period but remained high. This mixed flow of data was partly offset by more positive news, such as increased lending activity to corporates and consumers, as well as consumer and business sentiment surveys that remained high.

Concerns about slowing growth in emerging markets persisted throughout the period. New data confirmed that the growth of China’s economy is slowing dramatically. Defaults in China’s corporate bond market and poor data on Chinese manufacturing weighed on the global economy. Russia’s annexation of Ukraine’s Crimea region also created uncertainty and led to significant losses for Russian stocks.

Markets did not respond as dramatically as some feared to the first steps of the Fed’s efforts to taper its aggressive quantitative easing policies. Interest rates did rise, however, shortly following the Fed’s first reduction in monthly bond purchases in December. The central bank reduced its monthly bond purchases by $5 billion at each of its last three meetings and Fed Chair Janet Yellen, who assumed the top position at the central bank in early February, indicated the reductions would continue unless there was a significant change in the economic outlook.

U.S. gross domestic product1 (GDP) grew at a rate of 2.6% during the fourth quarter of 2013. A preliminary estimate puts GDP growth during the first quarter of 2014 at -2.9%.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of the 2013. Early in 2014, stocks declined due in part to slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears of broader losses for emerging markets. Robust corporate earnings helped spark gains among stocks in February, in our view, and positive economic data on housing, manufacturing, and employment helped sustain that positive momentum.

The S&P 500 Index1 of large-company stocks returned 8.36% for the six months ending April 2014. Large-cap stocks outperformed small- and mid-cap stocks during that period, and emerging markets generally underperformed developed economies. The Russell 2000 Index1 of small-company stocks returned 3.08% and the MSCI Emerging Market Index1 returned -2.87%.

Japanese stocks declined during the period, as the nation’s economic recovery suffered modest setbacks. Many investors grew concerned that the efforts of the nation’s central bank to revive its economy would not be enough. Meanwhile, European stocks made strong gains during the period, though they lagged behind U.S. markets. Some European economies continued to struggle with the aftermath of the region’s credit crisis, but others posted significant gains. The MSCI EAFE Index1 of international stocks in developed markets returned 4.67% for the period.

Fixed-income securities posted modest gains during the period. Upward pressure on interest rates led to rising yields on U.S. Treasuries during the fourth quarter of 2013, sending prices lower. By the end of the year, investment-grade bonds had fallen more than in any 12-month period since 1994. The picture changed during the following quarter, as yields on Treasuries of most duration declined and debt spreads tightened, leading to strong performance for many bond categories. Bonds with longer maturities made the most significant gains. Slower than expected economic growth and geopolitical turmoil also contributed to the strong first-quarter performance of fixed-income investments. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.74% for the six months through April, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 4.72% during that period. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets posted positive returns for the period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned 3.04% (without sales charge) for the Class A Shares, 3.29% for the Class I Shares and 3.34% for the Class S Shares. That compared to a 3.30% total return for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global1, for the same period.

Portfolio Performance

Emerging markets debt posted positive returns for the period, driven primarily by a rally from February through April. Emerging markets assets started the period under pressure from rising U.S. Treasury yields, as well as investor concerns about rising interest rates and other local markets risks. However, the decline of U.S. Treasury yields from January through April and improved market risk sentiment led to relatively strong performance in emerging markets, particularly from investment-grade countries that have higher sensitivity to Treasury moves.

The Fund entered the period with an overweight position in hard currency investment-grade sovereign debt and an underweight position in many high-yield countries, which we believed had a higher probability of default due to weakened fundamentals. This strategy detracted from performance early in the period, when high-yield debt outperformed investment-grade sovereigns. For example, the Fund held a zero-weight exposure to Argentina due to its weak fundamentals and high probability of default, but the country was a strong performer over the period.†

An overweight position to Russia also hurt the Fund’s relative performance in February and the beginning of March, when the Russia-Ukraine crisis escalated. However, we began reducing exposure to Russia in mid-March over concerns about potential further sanctions and capital outflows that could weigh on Russia’s economic growth and external and fiscal balance.†

The Fund benefited from its overweight position in investment-grade debt during the last four months of the period, when spreads to U.S. Treasuries tightened. As a result, our overweight positions in Mexico, Brazil, Indonesia, Turkey, and South Africa were large contributors to absolute performance.†

The largest positive contributor to relative performance in the period was the Fund’s active allocation to Venezuela. An underweight position early in the period helped as Venezuela’s increasingly uncertain political and economic situation continued to pressure the country’s assets. However, in January, valuations turned attractive and we gradually moved to an overweight position in Venezuelan debt by the middle of February. This shift boosted performance when the country was a strong performer from mid-February through the end of April, as markets welcomed the government’s economic reform efforts. The Fund also benefitted from a zero-weight position to Ukraine during the period, as the country’s debt market suffered due to the Russia-Ukraine crisis.†

Tactical allocations to off-benchmark currencies, such as the Brazilian real, the Turkish lira and the Mexican peso, also boosted relative performance when these currencies rallied in March and April. We achieved those currency positions through the use of forward currency exchange contracts. The Fund at times also used credit default swaps to achieve its positions in specific countries during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2014	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-1.86	-7.27	5.27	1.49	1.21
HSBC Emerging Markets Debt Fund Class I	4/7/11	3.29	-2.34	7.35	1.14	0.86
HSBC Emerging Markets Debt Fund Class S	4/7/11	3.34	-2.25	7.45	1.04	0.76
J.P. Morgan Emerging Markets Bond Index Global	—	3.30	-2.28	7.36	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities; Brady bonds; loans; Eurobonds; and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned -1.61% (without sales charge) for the Class A Shares, -1.32% for the Class I Shares and -1.27% for the Class S Shares. That compared to a -1.48% total return for the Fund’s benchmark, the J. P. Morgan Government Bond Index-Emerging Markets Global Diversified1, for the same period.

Portfolio Performance

Emerging markets local assets suffered early in the period as strong U.S. economic data inspired the U.S. Federal Reserve to begin tapering its bond buying program. This caused U.S. Treasury yields to rise, putting pressure on riskier assets. In addition, local assets were hurt by the forced selling that resulted from the substantial outflows from the local debt asset class. Performance for emerging markets local assets turned positive late in the period, but it was not enough to offset the earlier losses.

The Fund’s overweight position to local currencies and local rates detracted from relative performance when local assets sold off from November through the end of January. Exposure to local rates was achieved through local denominated sovereign bonds and interest rate swaps. The Fund’s underweight position to Hungary local rates also detracted from relative performance as interest rates in that country declined based on low inflation and further interest rate cuts from Hungary’s central bank.†

The Fund benefited from overweight positions in currencies of the so-called “Fragile Five” countries—Brazil, India, Indonesia, South Africa and Turkey—which we took due to their improving trade balances, high yields and weak real effective exchange rates. These currencies appreciated during the period on improving global risk sentiment, positive U.S. economic data, expectations for additional global liquidity from potential monetary easing in Europe and Japan, and the reversal of short currency positions that had been accumulated by speculators. We achieved our currency positions through local denominated sovereign bonds and forward currency exchange contracts.†

An overweight position to Mexico local rates also helped relative performance. We were attracted to those assets because of a recent decline in the country’s inflation rate, signals from the central bank that it will keep inflation rates low, and opportunities for profit offered by the country’s steep yield curve.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six	1	Since
As of April 30, 2014	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-6.32	-14.51	-3.31	1.78	1.29
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	-1.32	-9.79	-1.38	1.43	0.94
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	-1.27	-9.70	-1.28	1.33	0.84
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	-1.48	-9.42	-1.02	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. This index is unmanaged and does not reflect the fees and expenses associated with a mutual fund. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund
(Class A Shares and Class I Shares)

by Andrew Brudenell, Senior Portfolio Manager
Chris Turner, Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned 17.51% (without sales charge) for the Class A Shares and 17.67% for the Class I Shares. That compared to an 11.56% and 18.27% total return for the Fund’s benchmarks, the MSCI Frontier Emerging Markets Capped Index and the MSCI Frontier Markets Index, respectively.

Portfolio Performance

Global frontier markets delivered a strong performance during the six-month period, which we believe is a testament to their ability to withstand volatility, which has been influencing global equity markets. The key factors, in our view, that have driven performance are: long-term fundamentals; limited vulnerability to external environment; and improved liquidity associated with MSCI’s scheduled reclassification of the United Arab Emirates and Qatar to emerging markets status. The strategy also benefitted from exposure to Pakistan as this market rallied strongly with the relatively new government making progress on necessary reforms and an International Monetary Fund deal in place.

The greatest contribution came from our stock selection in Pakistan, namely to companies such as Engro Corporation and United Bank. In the case of Engro, the stock rallied almost 75% over the six-month period driven by a recovery in its largest business, fertilizers, where production has increased due to better gas supply. United Bank also rallied strongly with the support of higher earnings reported for the 2013 calendar year.†

Our exposure to an off-benchmark holding, namely Bank of Georgia, also helped performance. The Eastern European bank continued to benefit from the emerging mass retail market with its market share approaching 50%. Our underweight position in Colombia also benefitted the Fund’s performance as this market declined during the period under review.†

The biggest detractor from relative performance was Arabtec, a UAE-based construction company. The Fund holds no exposure to this stock. The company’s strategy and competitive advantage have been unclear for some time and the net margin is very thin due to competition. However, it performed very well as it is a stock which is a favorite of local investors. The stock looks expensive, trading at a price-to-book ratio1 of 4.5x with a return-on-equity1 of 8.9%.

Offsetting some of the gains was also the Fund’s underweight position in Argentina as this market rallied strongly. We continue to monitor the ongoing changes in the political landscape in Argentina and potential impact on economic policy but currently have no exposure to this country.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six		Since
As of April 30, 2014	Date	Months*	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	11.61	16.88	16.82	2.80	2.27
HSBC Frontier Markets Fund Class I	9/6/11	17.67	23.49[4]	19.53	2.45	1.92
MSCI Frontier Emerging Markets Capped Index[2]	—	11.56	16.60	12.76	N/A	N/A
MSCI Frontier Markets Index[2]	—	18.27	27.92	16.17	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
4	The recent appreciation in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index. The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Total Return Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned 2.26% (without sales charge) for the Class A Shares, 2.43% for the Class I Shares and 2.48% for the Class S Shares. That compared to the 0.12% total return for the Funds benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets debt posted positive returns for the period, driven primarily by a rally from February through April. Emerging markets assets started the period under pressure from rising U.S. Treasury yields, as well as investor concerns about rising interest rates and other local markets risks. However, the decline of U.S. Treasury yields from January through April and improved market risk sentiment led to relatively strong performance in emerging markets, particularly from investment-grade countries that have higher sensitivity to Treasury moves.

The Fund entered the period with increased exposure to hard currency investment-grade sovereigns that we believe had suffered disproportionately during a sell-off earlier in 2013 and offered attractive valuations and strong fundamentals. We also increased exposure to emerging market currencies that sold off significantly and looked attractive to us.†

This strategy hurt the Fund’s performance from November through January as U.S. Treasury yields increased and emerging markets assets suffered. However, the loss was more than offset when the market rallied from February through April.†

The Fund’s long exposures to Brazil, Colombia, Indonesia, Mexico, South Africa and Turkey external debt were the largest drivers of positive relative performance. A short position in Ukraine, which we established at the end of January through the use of credit default swaps, also boosted relative performance when the country’s debt market suffered due to the Russia-Ukraine crisis.†

The Fund’s exposure to the Brazilian real, the Turkish lira and the Mexican peso contributed to relative performance when emerging market currencies appreciated in February and March. In our view, those gains were driven in part by improving global risk sentiment; expectations for additional global liquidity from Europe and Japan; and the reversal of large, speculative short currency positions. At the same time, the Fund’s short position in the Hungarian forint lifted performance when the currency depreciated in the first four months of 2014. We used forward currency exchange contracts to achieve these positions.†

An overweight position in Russia hurt relative performance in February and March as Russian debt suffered due to the escalating Russia-Ukraine crisis. However, we began reducing exposure to Russia in mid-March over concerns about potential further sanctions and capital outflows that could weigh on Russia’s economy and debt market.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six		Since
As of April 30, 2014	Date	Months*	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-2.64	-3.54	-0.07	1.61	1.61
HSBC Total Return Fund Class I	3/30/12	2.43	1.70	2.66	1.26	1.26
HSBC Total Return Fund Class S	3/30/12	2.48	1.79	2.76	1.16	1.16
BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index[2]	—	0.12	0.27	0.35	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund
(Class A Shares, Class I Shares and Class S Shares)

by Cecilia Chan, Fixed Income CIO, Asia-Pacific
Jim Veneau, Investment Director, Asian Fixed Income
Alfred Mui, Investment Director, Asian Fixed Income
Gregory Suen, Associate Director, Fixed Income

The HSBC RMB Fixed Income Fund (the “Fund”) seeks to maximize total return by investing principally in debt instruments that provide exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). The Fund’s portfolio management team follows a top-down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. The team seeks to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks. This investment process allows the team to seek to capture potential opportunities in the growing offshore RMB fixed income market and take advantage of the currency’s potential appreciation. In order to gain such exposure, the Fund may invest in RMB-denominated debt instruments, including RMB-denominated deposits in Hong Kong or US dollar-denominated instruments, as well as derivative instruments, with underlying currency exposure to RMB.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned -1.25% (without sales charge) for the Class A Shares, -1.08% for the Class I Shares and -1.03% for the Class S Shares. That compared to a -1.13% total return for the HSBC Offshore Renminbi Bond Index1, the Fund’s primary performance benchmark, and a -0.74% total return for the J.P. Morgan Emerging Local Markets Index Plus1.

Portfolio Performance

There was strong demand during the period for offshore debt instruments denominated in the RMB. We believe investors were attracted to the market’s relatively high yield carry compared to other emerging markets. However, RMB bonds suffered from the weakening of the RMB against the U.S. dollar during the period. In particular, the value of the RMB declined during the first quarter of 2014 after the People’s Bank of China announced it would allow greater fluctuation of the RMB’s value against the dollar.

The Fund has always attempted to avoid investments in some of the lower quality issuers in the RMB market, because we do not believe that these assets offer the best risk-adjusted returns. However, an underweight position to these lower-quality bonds hurt the Fund’s relative performance during the period because they offered some of the market’s highest yields.†

The Fund also concentrated its investments in the short end of the yield curve, because we believed that shorter duration bonds offered a better risk-reward profile. This position also detracted from relative performance during the period because longer-duration bonds offered opportunities for higher returns.†

The Fund’s relative performance benefited from careful credit selection, particularly among bonds in the Hong Kong and Chinese property sectors, which we believed were undervalued. We performed detailed credit analysis in this sector to find positions that offered favorable risk-adjusted rewards.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six	1	Since
As of April 30, 2014	Date	Months*	Year	Inception	Gross	Net
HSBC RMB Fixed Income Class A1	6/8/12	-5.91	-4.11	1.51	2.44	1.45
HSBC RMB Fixed Income Class I	6/8/12	-1.08	1.00	4.52	2.09	1.10
HSBC RMB Fixed Income Class S	6/8/12	-1.03	1.10	4.62	1.99	1.00
HSBC Offshore Renminbi Bond Index[2]	—	-1.13	-2.27	10.10	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	-0.74	-2.65	2.48	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment company companies) to an annual rate of 1.45%, 1.10% and 1.00% for Class A Shares, Class I Shares and Class S Shares. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the HSBC Offshore Renminbi Bond Index and the J.P. Morgan Emerging Local Markets Index Plus. The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China. The J.P. Morgan Emerging Local Markets Bond Index Plus tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The indexes are unmanaged and the performance of the indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition*
April 30, 2014 (Unaudited)

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value (%)
Indonesia	13.3
Mexico	12.7
Turkey	11.7
Venezuela	10.2
Russian Federation	7.8
Brazil	7.4
Colombia	5.3
South Africa	4.6
Panama	3.7
China	3.1
Peru	3.0
Croatia	2.0
Philippines	1.7
United States	1.2
Hungary	1.1
Gabon	1.1
Uruguay	1.1
Kazakhstan	1.1
Chile	1.1
Poland	0.8
El Salvador	0.7
Iraq	0.6
Republic of Serbia	0.6
Sri Lanka	0.6
Nigeria	0.6
Canada	0.6
Romania	0.5
Ireland (Republic of)	0.5
Lithuania	0.5
Dominican Republic	0.4
Lebanon	0.4
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value (%)
Brazil	27.8
Turkey	13.1
Indonesia	12.6
Poland	11.9
Thailand	6.1
South Africa	5.4
Malaysia	5.4
Russian Federation	5.3
Peru	4.2
Mexico	3.9
United States	3.4
China	0.9
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value (%)
Qatar	14.0
Pakistan	13.9
United Arab Emirates	13.4
Saudi Arabia	9.8
Nigeria	9.6
Kuwait	7.6
Vietnam	5.2
Oman	4.0
Philippines	3.8
Georgia	3.0
Peru	2.6
Colombia	2.4
Turkmenistan	2.4
Romania	2.1
Sri Lanka	1.5
Croatia	1.3
Egypt	1.1
Kenya	1.1
Cambodia	1.0
Estonia	0.2
Ukraine	NM
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value (%)
Colombia	18.9
Brazil	14.1
Turkey	12.4
Indonesia	11.4
Mexico	10.1
China	6.9
Peru	5.0
Kazakhstan	4.1
South Africa	2.8
Venezuela	2.4
Chile	2.2
Panama	1.9
Republic of Serbia	1.3
Russian Federation	1.1
Gabon	1.1
South Korea	1.1
Iraq	0.6
Uruguay	0.6
India	0.4
Namibia	0.4
Costa Rica	0.4
Barbados	0.4
Dominican Republic	0.2
Lithuania	0.2
100.0

14       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition (continued)
April 30, 2014 (Unaudited)

HSBC RMB Fixed Income Fund†
Country	Percentage of Investments at Value (%)
China	53.8
Hong Kong	25.6
United States	5.9
France	4.2
Japan	2.7
Brazil	2.6
Singapore	2.6
United Kingdom	1.3
Germany	1.3
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.
NM	Not meaningful.

HSBC FAMILY OF FUNDS       15

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Corporate Obligation – 0.0%

	Principal
	Amount ($)	Value ($)
Pemex Project Funding Master Trust,
6.63%, 6/15/35	10,000	11,200
TOTAL CORPORATE OBLIGATION
(COST $10,883)		11,200

Yankee Dollars – 82.6%

Brazil – 6.1%
Banco ABC Brasil SA,
7.88%, 4/8/20	100,000	105,125
Banco do Brasil SA, Registered,
5.88%, 1/26/22	250,000	255,000
Banco Nacional de Desenvolvimento
Economico e Social,
5.75%, 9/26/23 (a)	200,000	208,500
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	209,250
Caixa Economica Federal,
4.50%, 10/3/18 (a)	150,000	152,250
Federal Republic of Brazil,
5.88%, 1/15/19	450,000	511,875
Federal Republic of Brazil,
4.25%, 1/7/25	250,000	248,125
Federal Republic of Brazil,
8.25%, 1/20/34	200,000	270,000
Federal Republic of Brazil,
7.13%, 1/20/37	400,000	490,000
Petrobras International Finance Co.,
5.75%, 1/20/20	50,000	52,801
Votorantim Cimentos SA, Registered,
7.25%, 4/5/41	200,000	204,750
		2,707,676
Canada – 0.5%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	200,036
Chile – 1.0%
CorpBanca SA, 3.13%, 1/15/18	200,000	198,232
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	220,000	226,663
		424,895
China – 2.0%
CNOOC Curtis Funding No. 1 Pty Ltd.,
4.50%, 10/3/23 (a)	200,000	203,577
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	185,234
Sinopec Group Overseas Development
(2013) Ltd., 4.38%, 10/17/23 (a)	500,000	508,800
State Grid Corp. of China,
4.13%, 5/7/24 (a)	200,000	199,748
		1,097,359
Colombia – 4.6%
Bancolombia SA, 5.95%, 6/3/21	100,000	108,250
Grupo Aval Ltd., Registered,
4.75%, 9/26/22 (a)	200,000	195,500
Republic of Colombia,
4.38%, 7/12/21	740,000	782,920
Republic of Colombia, 2.63%, 3/15/23,
Callable 12/15/22 @ 100	300,000	273,900
Republic of Colombia,
8.13%, 5/21/24	300,000	396,000
Republic of Colombia,
6.13%, 1/18/41	250,000	285,000
		2,041,570
Croatia – 1.7%
Croatia, Registered,
6.75%, 11/5/19	500,000	548,125
Croatia, Registered,
6.38%, 3/24/21	200,000	215,000
		763,125
Dominican Republic – 0.3%
Dominican Republic,
7.50%, 5/6/21	100,000	111,000
El Salvador – 0.6%
Republic of El Salvador,
7.75%, 1/24/23	225,000	250,875
Gabon – 1.0%
Gabonese Republic,
6.38%, 12/12/24 (a)	400,000	426,400
Hungary – 1.0%
Republic of Hungary,
6.38%, 3/29/21	130,000	144,625
Republic of Hungary,
5.38%, 2/21/23	300,000	313,125
		457,750
Indonesia – 10.9%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (a)	200,000	181,750
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	400,000	384,500
Republic of Indonesia,
6.88%, 1/17/18	575,000	654,062
Republic of Indonesia,
3.38%, 4/15/23 (a)	350,000	317,188
Republic of Indonesia,
5.38%, 10/17/23 (a)	500,000	521,875
Republic of Indonesia,
5.88%, 1/15/24 (a)	200,000	216,500
Republic of Indonesia, Registered,
5.88%, 3/13/20	1,150,000	1,259,249
Republic of Indonesia, Registered,
4.88%, 5/5/21	200,000	206,250
Republic of Indonesia, Registered,
3.75%, 4/25/22	525,000	496,125
Republic of Indonesia, Registered,
5.38%, 10/17/23	200,000	208,750
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	129,125
Republic of Indonesia, Registered,
6.63%, 2/17/37	175,000	188,781
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	121,125
		4,885,280

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Iraq – 0.5%
Republic of Iraq, Registered,
5.80%, 1/15/28	250,000	223,125
Ireland (Republic of) – 0.4%
Vnesheconombank, Registered,
5.38%, 2/13/17	200,000	198,000
Kazakhstan – 0.9%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (a)	200,000	181,500
Kazakhstan Temir Zholy, Registered,
6.95%, 7/10/42	200,000	204,222
		385,722
Lebanon – 0.3%
Republic of Lebanon, Registered,
Series 42, 8.25%, 4/12/21	100,000	112,500
Lithuania – 0.4%
Republic of Lithuania, Registered,
6.13%, 3/9/21	150,000	172,425
Mexico – 10.6%
Comision Federal de Electricidad,
4.88%, 1/15/24 (a)	200,000	205,250
Petroleos Mexicanos,
5.50%, 1/21/21	1,000,000	1,095,000
Petroleos Mexicanos,
4.88%, 1/18/24 (a)	50,000	51,738
Petroleos Mexicanos,
6.50%, 6/2/41	200,000	222,000
Petroleos Mexicanos,
5.50%, 6/27/44	30,000	29,400
Petroleos Mexicanos,
6.38%, 1/23/45 (a)	50,000	54,750
United Mexican States,
3.63%, 3/15/22	300,000	304,050
United Mexican States,
4.00%, 10/2/23	790,000	809,750
United Mexican States, Series A,
6.05%, 1/11/40	1,166,000	1,345,564
United Mexican States,
5.55%, 1/21/45	590,000	638,675
		4,756,177
Nigeria – 0.5%
Republic of Nigeria,
6.38%, 7/12/23 (a)	200,000	209,500
Panama – 3.0%
Republic of Panama,
5.20%, 1/30/20	775,000	859,281
Republic of Panama,
7.13%, 1/29/26	200,000	250,500
Republic of Panama,
6.70%, 1/26/36	40,000	48,050
Republic of Panama,
4.30%, 4/29/53	200,000	167,750
		1,325,581
Peru – 2.4%
Republic of Peru,
7.35%, 7/21/25	290,000	379,900
Republic of Peru,
8.75%, 11/21/33	110,000	165,275
Republic of Peru,
6.55%, 3/14/37	425,000	523,813
		1,068,988
Philippines – 1.4%
Republic of Philippines,
4.00%, 1/15/21	250,000	263,125
Republic of Philippines,
4.20%, 1/21/24	200,000	207,250
Republic of Philippines,
7.75%, 1/14/31	100,000	137,500
		607,875
Poland – 0.7%
Republic of Poland,
5.13%, 4/21/21	265,000	293,819
Republic of Serbia – 0.5%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	222,250
Romania – 0.4%
Republic of Romania,
6.13%, 1/22/44 (a)	150,000	165,375
Russian Federation – 6.7%
Gazprom OAO, Registered,
9.25%, 4/23/19	125,000	143,438
Gazprom OAO, Registered,
6.51%, 3/7/22	100,000	99,000
RSHB Capital SA,
6.30%, 5/15/17	475,000	469,063
Russia Foreign Bond, Registered,
7.50%, 3/31/30	1,524,810	1,700,162
Russian Federation, Registered,
4.50%, 4/4/22	200,000	190,300
Sberbank of Russia (SB Capital SA),
5.50%, 2/26/24 (a)(b)	200,000	174,000
Sberbank, Registered,
5.18%, 6/28/19	200,000	194,500
		2,970,463
South Africa – 3.9%
Republic of South Africa,
6.88%, 5/27/19	400,000	463,000
Republic of South Africa,
5.88%, 5/30/22	200,000	221,790
Republic of South Africa,
4.67%, 1/17/24	540,000	547,560
Republic of South Africa,
5.88%, 9/16/25	450,000	493,875
		1,726,225

See notes to financial statements.	HSBC FAMILY OF FUNDS	17

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Sri Lanka – 0.5%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	209,000
Turkey – 9.8%
Republic of Turkey,
5.63%, 3/30/21	1,975,000	2,123,125
Republic of Turkey,
5.13%, 3/25/22	1,175,000	1,220,825
Republic of Turkey,
7.38%, 2/5/25	440,000	522,060
Republic of Turkey,
6.75%, 5/30/40	100,000	113,000
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (a)	200,000	199,000
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18 (a)	200,000	200,440
		4,378,450
Uruguay – 0.9%
Republic of Uruguay, PIK,
7.88%, 1/15/33	260,000	343,525
Republic of Uruguay, PIK,
7.63%, 3/21/36	40,000	52,450
		395,975
Venezuela – 8.6%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	120,000	88,800
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	815,000	647,925
Bolivarian Republic of Venezuela,
Registered, 9.00%, 5/7/23	270,000	220,995
Petroleos de Venezuela SA,
Registered, 5.25%, 4/12/17	45,000	36,225
Petroleos de Venezuela SA,
Registered, 8.50%, 11/2/17 (a)	295,000	265,500
Republic of Venezuela,
7.00%, 12/1/18	100,000	82,200
Republic of Venezuela,
7.75%, 10/13/19	1,695,000	1,381,425
Republic of Venezuela,
9.25%, 9/15/27	1,000,000	827,500
Republic of Venezuela, Registered,
8.25%, 10/13/24	235,000	180,950
Republic of Venezuela, Registered,
7.00%, 3/31/38	100,000	67,250
		3,798,770
TOTAL YANKEE DOLLARS
(COST $35,680,073)		36,586,186

Investment Companies – 15.6%

	Shares or
	Principal
	Amount ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	6,885,742	6,885,742
TOTAL INVESTMENT COMPANIES
(COST $6,885,742)		6,885,742

U.S. Treasury Obligations – 1.0%

U.S. Treasury Bonds – 0.4%
3.63%, 2/15/44	190,000	195,878
U.S. Treasury Notes – 0.6%
2.75%, 2/15/24	260,000	262,275
TOTAL U.S. TREASURY OBLIGATIONS
(COST $450,325)		458,153
TOTAL INVESTMENT SECURITIES
(COST $43,027,023) – 99.2%		43,941,281
____________________

Percentages indicated are based on net assets of $44,309,244.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
MTN — Medium Term Note
ULC Unlimited Liability Co.
PIK Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2014:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	65.0
Investment Companies	15.6
Oil, Gas & Consumable Fuels	8.8
Banks	6.3
U.S. Treasury Obligations	1.0
Electric Utilities	1.0
Transportation Infrastructure	0.5
Trading Companies & Distributors	0.5
Capital Markets	0.4
Diversified Financial Services	0.1
Total	99.2

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Futures Contracts Purchased

					Unrealized
			Number of	Notional	Appreciation/
Description	Type	Expiration Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note June Future	Long	6/20/14	8	$995,375	$(2,767)
				$995,375	$(2,767)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2014	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
Federative	Barclays
Republic of Brazil	Bank PLC	9/20/16	0.73	550,000	1.00	5,151	(11,666)	16,817
Federative	Barclays
Republic of Brazil	Bank PLC	6/20/18	1.20	300,000	1.00	(1,561)	(8,671)	7,110
Federative	JPMorgan Chase
Republic of Brazil	Bank N.A.	6/20/18	1.20	500,000	1.00	(2,601)	(9,814)	7,213
Peoples	JPMorgan Chase
Republic of China	Bank N.A.	9/20/16	0.37	500,000	1.00	8,254	(4,641)	12,895
Peoples	JPMorgan Chase
Republic of China	Bank N.A.	9/20/16	0.37	500,000	1.00	8,254	(3,227)	11,481
						17,497	(38,019)	55,516

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	252,608	109,000	111,179	(2,179)
Brazilian Real	Credit Suisse International	7/2/14	291,778	126,000	128,419	(2,419)
Brazilian Real	Credit Suisse International	7/2/14	145,801	63,000	64,170	(1,170)
Brazilian Real	Credit Suisse International	7/2/14	291,602	126,000	128,341	(2,341)
Brazilian Real	JPMorgan Chase Bank N.A.	7/2/14	247,812	107,000	109,068	(2,068)
Brazilian Real	Standard Chartered Bank	7/2/14	196,843	85,000	86,635	(1,635)
Brazilian Real	Standard Chartered Bank	7/2/14	196,682	85,000	86,564	(1,564)
Brazilian Real	Standard Chartered Bank	7/2/14	196,461	85,000	86,467	(1,467)
Brazilian Real	Standard Chartered Bank	7/2/14	197,013	85,000	86,710	(1,710)
Mexican Peso	JPMorgan Chase Bank N.A.	8/8/14	750,439	57,000	56,907	93
Mexican Peso	Standard Chartered Bank	8/8/14	830,020	63,000	62,942	58
South African Rand	JPMorgan Chase Bank N.A.	9/17/14	1,885,450	175,000	175,195	(195)
South African Rand	Standard Chartered Bank	9/17/14	2,813,678	261,000	261,445	(445)
Turkish Lira	Barclay Bank PLC	8/15/14	361,416	163,000	166,556	(3,556)
Turkish Lira	JPMorgan Chase Bank N.A.	8/15/14	179,456	81,000	82,701	(1,701)
Turkish Lira	Standard Chartered Bank	8/15/14	154,945	70,000	71,405	(1,405)
Turkish Lira	Standard Chartered Bank	8/15/14	183,033	82,600	84,349	(1,749)
				1,823,600	1,849,053	(25,453)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	2,019,738	836,539	888,936	52,397
Mexican Peso	Standard Chartered Bank	8/8/14	1,573,920	117,883	119,353	1,470
South African Rand	Barclay Bank PLC	6/11/14	23,898	2,143	2,258	115
South African Rand	Standard Chartered Bank	9/17/14	4,638,364	425,128	430,993	5,865
Turkish Lira	Barclay Bank PLC	8/15/14	883,287	377,215	407,056	29,841
				1,758,908	1,848,596	89,688

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Foreign Bonds – 65.3%†

	Principal
	Amount ($)	Value ($)
Brazil – 19.2%
Letra Tesouro Nacional,
12.62%, 1/1/16	8,393,000	3,111,124
Nota do Tesouro Nacional,
Series F, 10.00%, 1/1/17	6,400,000	2,820,616
		5,931,740
Indonesia – 9.0%
Indonesia Government,
Series FR28, 10.00%, 7/15/17	9,100,000,000	844,415
Indonesia Government,
Series FR70, 8.38%, 3/15/24	6,830,000,000	603,638
Indonesia Government,
Series FR56, 8.38%, 9/15/26	9,605,000,000	831,026
Indonesia Government,
Series FR65, 6.63%, 5/15/33	6,890,000,000	484,351
		2,763,430
Malaysia – 3.9%
Malaysia Government,
Series 0212, 3.89%, 3/15/27	1,700,000	496,519
Malaysian Government,
Series 0111, 4.16%, 7/15/21	5,000	1,552
Malaysian Government,
Series 0112, 3.42%, 8/15/22	2,350,000	691,440
		1,189,511
Mexico – 2.7%
Mexican Bonos Desarr, Series M10,
8.50%, 12/13/18 (a)	7,000,000	609,697
Mexican Bonos Desarr, Series M30,
8.50%, 11/18/38 (a)	2,600,000	226,557
		836,254
Peru – 2.9%
Peru Bono Soberano,
9.91%, 5/5/15	515,000	194,856
Republic of Peru, Registered,
6.95%, 8/12/31	1,500,000	549,517
Republic of Peru, Registered,
6.90%, 8/12/37	400,000	142,809
		887,182
Poland – 8.4%
Poland Government Bond,
Series 1016, 4.75%, 10/25/16	4,900,000	1,686,556
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	1,040,000	384,600
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	660,000	245,338
Poland Government Bond,
Series 0429, 5.75%, 4/25/29	750,000	283,527
		2,600,021
Russian Federation – 3.7%
Russia Government Bond,
7.50%, 2/27/19 (a)	18,000,000	477,860
Russia Government Bond, Series
6215, 7.00%, 8/16/23 (a)	28,000,000	675,884
		1,153,744
South Africa – 3.9%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	6,477,000	628,676
Republic of South Africa,
Series R213, 7.00%, 2/28/31	3,000,000	237,640
Republic of South Africa,
Series R209, 6.25%, 3/31/36	4,800,000	336,523
		1,202,839
Thailand – 4.3%
Thailand Government Bond,
3.63%, 6/16/23	42,500,000	1,321,930
Turkey – 7.3%
Turkey Government Bond,
Series 5Y, 6.30%, 2/14/18 (a)	2,500,000	1,085,927
Turkey Government Bond,
Series CPI, 3.00%, 1/6/21	240,000	151,827
Turkey Government Bond,
9.50%, 1/12/22 (a)	1,790,000	860,618
Turkey Government Bond,
8.80%, 9/27/23 (a)	300,000	138,397
		2,236,769
TOTAL FOREIGN BONDS
(COST $21,251,785)		20,123,420

Yankee Dollars – 3.2%

Brazil – 0.5%
Petrobras Global Finance BV,
2.00%, 5/20/16	150,000	149,796
China – 0.7%
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	200,000	200,384
Turkey – 2.0%
Republic of Turkey,
7.00%, 9/26/16	565,000	624,212
TOTAL YANKEE DOLLARS
(COST $980,088)		974,392
See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Investment Companies – 24.9%

	Shares or
	Principal
	Amount ($)	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	7,672,668	7,672,668
TOTAL INVESTMENT COMPANIES
(COST $7,672,668)		7,672,668

U.S. Treasury Obligation – 2.4%

U.S. Treasury Bills,
0.05%, 6/26/14	750,000	749,988
TOTAL U.S. TREASURY OBLIGATION
(COST $749,942)		749,988
TOTAL INVESTMENT SECURITIES
(COST $30,654,483) — 95.8%		29,520,468
____________________

Percentages indicated are based on net assets of $30,821,963.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2014:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	67.3
Investment Companies	24.9
U.S. Treasury Obligation	2.4
Oil, Gas & Consumable Fuels	1.2
Total	95.8

Interest Rate Swap Agreements

At April 30, 2014, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating	Floating Rate	Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	3-Month ZAR-			JPMorgan Chase
Pay	JIBAR-SAFEX	5.94	8/8/15	Bank N.A.	17,000,000	ZAR	1,617,430	(10,742)	(10,742)
	1-Month MXN-
Pay	TIIE-Banxico	4.33	9/8/15	Barclays Bank PLC	24,603,000	MXN	1,880,891	(7,943)	(7,943)
	3-Month ZAR-			JPMorgan Chase
Pay	JIBAR-SAFEX	6.27	11/12/15	Bank N.A.	16,600,000	ZAR	1,579,373	(6,821)	(6,821)
Pay	1-Year BRL CDI	10.94	1/2/16	Barclays Bank PLC	5,700,000	BRL	2,556,627	(21,777)	(21,777)
Pay	1-Year BRL CDI	11.96	1/4/16	Barclays Bank PLC	3,191,000	BRL	1,431,263	3,033	3,033
				JPMorgan Chase
Pay	1-Year BRL CDI	12.06	1/4/16	Bank N.A.	2,587,719	BRL	1,160,672	3,989	3,989
Pay	1-Year BRL CDI	12.10	1/4/16	Barclays Bank PLC	2,911,975	BRL	1,306,111	5,187	5,187
				Standard
Pay	1-Year BRL CDI	11.98	1/4/16	Chartered Bank	1,755,000	BRL	787,172	1,803	1,803
	1-Month MXN-
Receive	TIIE-Banxico	4.24	4/21/16	Barclays Bank PLC	60,000,000	MXN	4,586,981	1,843	1,843
	3-Month ZAR-
Pay	JIBAR-SAFEX	5.98	1/24/18	Barclays Bank PLC	20,000,000	ZAR	1,902,859	(87,058)	(87,058)
	3-Month MYR-			Standard
Pay	KLIBOR-BNM	3.52	1/25/18	Chartered Bank	2,200,000	MYR	673,916	(6,998)	(6,998)
	3-Month MYR-			Standard
Pay	KLIBOR-BNM	3.24	5/3/18	Chartered Bank	1,500,000	MYR	459,488	(10,155)	(10,155)
	1-Month MXN-
Pay	TIIE-Banxico	5.47	4/18/19	Barclays Bank PLC	26,000,000	MXN	1,987,692	2,037	2,037
Pay	1-Year BRL CDI	10.02	6/4/21	Barclays Bank PLC	2,400,000	BRL	1,076,475	(59,934)	(59,934)
	1-Month MXN-
Pay	TIIE-Banxico	6.69	12/23/21	Barclays Bank PLC	6,250,000	MXN	477,810	14,821	14,821
	1-Month MXN-			Credit Suisse
Pay	TIIE-Banxico	6.38	7/11/23	International	14,000,000	MXN	1,070,295	(5,212)	(5,212)
	1-Month MXN-			JPMorgan Chase
Pay	TIIE-Banxico	6.47	9/12/23	Bank N.A.	6,000,000	MXN	458,698	602	602
	1-Month MXN-
Pay	TIIE-Banxico	6.21	10/6/23	Barclays Bank PLC	10,000,000	MXN	764,497	(14,055)	(14,055)
								(197,380)	(197,380)

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	1,389,376	606,000	611,498	(5,498)
Brazilian Real	Barclay Bank PLC	7/2/14	194,670	84,000	85,679	(1,679)
Brazilian Real	Barclay Bank PLC	7/2/14	365,475	150,000	160,854	(10,854)
Brazilian Real	Credit Suisse International	7/2/14	112,244	48,500	49,401	(901)
Brazilian Real	Credit Suisse International	7/2/14	224,623	97,000	98,862	(1,862)
Brazilian Real	Credit Suisse International	7/2/14	224,487	97,000	98,802	(1,802)
Brazilian Real	JPMorgan Chase Bank N.A.	7/2/14	189,912	82,000	83,585	(1,585)
Brazilian Real	Standard Chartered Bank	7/2/14	152,717	66,000	67,215	(1,215)
Brazilian Real	Standard Chartered Bank	7/2/14	152,546	66,000	67,139	(1,139)
Brazilian Real	Standard Chartered Bank	7/2/14	362,775	150,000	159,666	(9,666)
Brazilian Real	Standard Chartered Bank	7/2/14	152,843	66,000	67,270	(1,270)
Brazilian Real	Standard Chartered Bank	7/2/14	6,697,635	2,810,000	2,947,792	(137,792)
Brazilian Real	Standard Chartered Bank	7/2/14	152,975	66,000	67,328	(1,328)
Chilean Peso	Barclay Bank PLC	5/28/14	91,319,200	161,000	161,358	(358)
Chilean Peso	Barclay Bank PLC	5/28/14	73,312,260	133,000	129,541	3,459
Chilean Peso	Credit Suisse International	5/28/14	73,422,650	133,000	129,736	3,264
Chilean Peso	Bank of America	5/28/14	88,815,650	161,000	156,935	4,065
Chilean Peso	Bank of America	5/28/14	61,792,100	109,000	109,185	(185)
Chilean Peso	Standard Chartered Bank	5/28/14	124,635,474	226,000	220,227	5,773
Chilean Peso	Standard Chartered Bank	5/28/14	198,502,500	350,000	350,748	(748)
Colombian Peso	Credit Suisse International	8/4/14	297,150,000	150,000	152,030	(2,030)
European Euro	JPMorgan Chase Bank N.A.	6/30/14	217,004	300,000	300,977	(977)
European Euro	Standard Chartered Bank	6/30/14	482,473	661,738	669,171	(7,433)
European Euro	Standard Chartered Bank	6/30/14	216,099	300,000	299,721	279
Hungarian Forint	Barclay Bank PLC	7/23/14	2,059	9	9	—
Hungarian Forint	Barclay Bank PLC	7/23/14	31,926,300	138,000	143,915	(5,915)
Hungarian Forint	Barclay Bank PLC	7/23/14	211,548,420	933,000	953,602	(20,602)
Indian Rupee	Standard Chartered Bank	6/23/14	9,387,000	150,000	153,792	(3,792)
Indonesian Rupiah	Barclay Bank PLC	10/17/14	1,185,000,000	100,000	99,482	518
Indonesian Rupiah	Barclay Bank PLC	10/17/14	1,446,600,000	122,489	121,443	1,046
Indonesian Rupiah	JPMorgan Chase Bank N.A.	10/17/14	5,845,000,000	500,000	490,694	9,306
Indonesian Rupiah	Standard Chartered Bank	10/17/14	1,152,860,000	91,497	96,784	(5,287)
Korean Won	Barclay Bank PLC	7/15/14	651,600,000	609,884	629,908	(20,024)
Korean Won	Barclay Bank PLC	7/15/14	625,260,000	600,000	604,445	(4,445)
Malaysian Ringgit	Standard Chartered Bank	7/16/14	661,800	200,000	201,588	(1,588)
Malaysian Ringgit	Standard Chartered Bank	7/16/14	958,235	287,758	291,883	(4,125)
Mexican Peso	Credit Suisse International	8/8/14	4,181,072	317,000	317,057	(57)
Mexican Peso	JPMorgan Chase Bank N.A.	8/8/14	4,502,635	342,000	341,442	558
Mexican Peso	Standard Chartered Bank	8/8/14	3,474,099	263,000	263,447	(447)
Mexican Peso	Standard Chartered Bank	8/8/14	4,901,070	372,000	371,656	344
Mexican Peso	Standard Chartered Bank	8/8/14	1,055,752	79,970	80,059	(89)
Peruvian Nuevo	Standard Chartered Bank	10/7/14	699,847	239,387	244,848	(5,461)
Peruvian Nuevo	Standard Chartered Bank	10/7/14	440,400	150,000	154,078	(4,078)
Peruvian Nuevo	Standard Chartered Bank	10/7/14	441,000	150,000	154,288	(4,288)
Polish Zloty	Barclay Bank PLC	6/5/14	1,387,321	450,000	457,421	(7,421)
Polish Zloty	JPMorgan Chase Bank N.A.	6/5/14	3,906,243	1,289,253	1,287,949	1,304

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Polish Zloty	Standard Chartered Bank	6/5/14	306,911	100,000	101,193	(1,193)
Polish Zloty	Standard Chartered Bank	6/5/14	474,563	150,000	156,471	(6,471)
Polish Zloty	UBS AG	8/18/14	5,978,038	1,970,349	1,961,892	8,457
Romanian Leu	Barclay Bank PLC	8/18/14	1,897,025	580,000	590,338	(10,338)
Russian Ruble	Barclay Bank PLC	7/14/14	18,637,000	521,169	512,742	8,427
Russian Ruble	Credit Suisse International	7/14/14	5,643,000	150,000	155,251	(5,251)
Russian Ruble	Credit Suisse International	7/14/14	26,244,652	714,529	722,044	(7,515)
Russian Ruble	Credit Suisse International	7/14/14	25,728,711	712,707	707,850	4,857
Russian Ruble	Standard Chartered Bank	7/14/14	12,945,970	377,918	356,170	21,748
South African Rand	Barclay Bank PLC	6/11/14	1,090,000	100,000	102,992	(2,992)
South African Rand	Credit Suisse International	6/11/14	7,133,830	662,841	674,060	(11,219)
Taiwanese Dollar	Barclay Bank PLC	10/16/14	8,872,500	297,186	295,366	1,820
Thai Baht	Standard Chartered Bank	6/17/14	10,088,634	307,000	311,205	(4,205)
Thai Baht	Standard Chartered Bank	6/17/14	4,891,500	150,000	150,888	(888)
Thai Baht	Standard Chartered Bank	6/17/14	25,682,033	772,508	792,216	(19,708)
Turkish Lira	JPMorgan Chase Bank N.A.	8/15/14	1,335,165	600,000	615,300	(15,300)
				22,624,692	22,910,488	(285,796)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	2,377,479	984,708	1,046,386	61,678
Brazilian Real	Standard Chartered Bank	7/2/14	380,115	157,072	167,298	10,226
Chilean Peso	Bank of America	5/28/14	113,190,000	196,000	200,003	4,003
Chilean Peso	Barclay Bank PLC	5/28/14	45,571,150	79,000	80,523	1,523
Chilean Peso	JPMorgan Chase Bank N.A.	5/28/14	335,100,000	600,000	592,112	(7,888)
Chilean Peso	Standard Chartered Bank	5/28/14	47,227,000	83,000	83,449	449
Chilean Peso	Standard Chartered Bank	5/28/14	200,395,970	347,000	354,094	7,094
Chilean Peso	Standard Chartered Bank	5/28/14	326,312,040	592,014	576,584	(15,430)
Colombian Peso	Barclay Bank PLC	8/4/14	1,140,388,345	559,837	583,455	23,618
Colombian Peso	Barclay Bank PLC	8/4/14	296,248,000	152,000	151,569	(431)
Colombian Peso	JPMorgan Chase Bank N.A.	8/4/14	630,819,000	323,000	322,745	(255)
Colombian Peso	Standard Chartered Bank	8/4/14	310,845,000	150,000	159,037	9,037
Hungarian Forint	Barclay Bank PLC	7/23/14	131,537,736	580,000	592,936	12,936
Hungarian Forint	JPMorgan Chase Bank N.A.	7/23/14	107,753,939	470,000	485,725	15,725
Hungarian Forint	Standard Chartered Bank	7/23/14	209,457,712	928,591	944,178	15,587
Hungarian Forint	Standard Chartered Bank	7/23/14	98,091,000	420,000	442,167	22,167
Indian Rupee	Barclay Bank PLC	6/23/14	9,484,500	150,000	155,389	5,389
Indian Rupee	JPMorgan Chase Bank N.A.	6/23/14	37,278,670	584,947	610,755	25,808
Indian Rupee	Standard Chartered Bank	6/23/14	11,823,700	190,000	193,713	3,713
Indonesian Rupiah	Barclay Bank PLC	10/17/14	1,819,500,000	150,000	152,749	2,749
Indonesian Rupiah	Standard Chartered Bank	10/17/14	3,494,100,000	300,000	293,333	(6,667)
Indonesian Rupiah	Standard Chartered Bank	10/17/14	1,223,500,000	100,000	102,714	2,714
Malaysian Ringgit	Barclay Bank PLC	7/16/14	359,046	109,000	109,367	367
Malaysian Ringgit	Barclay Bank PLC	7/16/14	7,447,889	2,257,141	2,268,667	11,526
Malaysian Ringgit	Standard Chartered Bank	7/16/14	780,728	238,536	237,814	(722)
Malaysian Ringgit	Standard Chartered Bank	7/16/14	202,337	61,000	61,633	633

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Malaysian Ringgit	Standard Chartered Bank	7/16/14	985,950	300,000	300,326	326
Mexican Peso	Standard Chartered Bank	8/8/14	38,460,755	2,880,632	2,916,541	35,909
Peruvian Nuevo	Standard Chartered Bank	10/7/14	436,920	150,000	152,860	2,860
Phillipine Peso	Standard Chartered Bank	7/30/14	8,118,880	178,791	181,830	3,039
Polish Zloty	Barclay Bank PLC	6/5/14	97,000	30,808	31,982	1,174
Polish Zloty	Barclay Bank PLC	8/18/14	3,930,188	1,275,042	1,289,822	14,780
Polish Zloty	UBS AG	6/5/14	5,978,038	1,979,483	1,971,052	(8,431)
Romanian Leu	Standard Chartered Bank	8/18/14	1,113,572	333,106	346,534	13,428
Russian Ruble	Barclay Bank PLC	7/14/14	5,226,165	141,000	143,783	2,783
Russian Ruble	Credit Suisse International	7/14/14	50,870,498	1,422,553	1,399,552	(23,001)
Russian Ruble	JPMorgan Chase Bank N.A.	7/14/14	14,426,168	386,346	396,893	10,547
Russian Ruble	JPMorgan Chase Bank N.A.	7/14/14	5,876,220	157,867	161,667	3,800
Russian Ruble	Standard Chartered Bank	7/14/14	883,320	24,000	24,302	302
Russian Ruble	Standard Chartered Bank	7/14/14	49,489,300	1,330,000	1,361,552	31,552
Russian Ruble	Standard Chartered Bank	7/14/14	6,887,975	190,000	189,502	(498)
Russian Ruble	Standard Chartered Bank	7/14/14	8,491,600	230,000	233,621	3,621
Russian Ruble	Standard Chartered Bank	7/14/14	9,608,715	261,000	264,355	3,355
South African Rand	Barclay Bank PLC	6/11/14	1,114,000	100,000	105,259	5,259
South African Rand	Barclay Bank PLC	6/11/14	1,086,902	96,000	102,699	6,699
South African Rand	Barclay Bank PLC	6/11/14	27,706,933	2,484,815	2,617,969	133,154
South African Rand	JPMorgan Chase Bank N.A.	6/11/14	2,077,584	195,237	196,306	1,069
South African Rand	Standard Chartered Bank	6/11/14	300,000	28,180	28,347	167
South African Rand	Standard Chartered Bank	6/11/14	300,000	26,309	28,347	2,038
South African Rand	Standard Chartered Bank	9/17/14	5,478,635	502,143	509,071	6,928
Thai Baht	Standard Chartered Bank	6/17/14	64,277,850	1,939,000	1,982,784	43,784
Thai Baht	Standard Chartered Bank	6/17/14	9,723,840	300,000	299,952	(48)
Thai Baht	Standard Chartered Bank	6/17/14	3,279,860	100,000	101,174	1,174
Thai Baht	Standard Chartered Bank	6/17/14	1,889,234	58,000	58,277	277
Turkish Lira	Barclay Bank PLC	8/15/14	2,641,805	1,128,205	1,217,455	89,250
Turkish Lira	Barclay Bank PLC	8/15/14	1,327,928	606,000	611,965	5,965
Turkish Lira	Barclay Bank PLC	8/15/14	657,172	295,000	302,852	7,852
				29,892,363	30,497,026	604,663

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Common Stocks – 81.2%

	Shares	Value ($)
Cambodia – 0.9%
NagaCorp Ltd.	1,462,000	1,327,599
Colombia – 2.4%
Banco Davivienda SA	261,292	3,721,562
Croatia – 1.2%
Hrvatski Telekom dd	25,875	741,342
Ledo d.d. (a)	677	1,063,529
		1,804,871
Egypt – 1.0%
Centamin plc (a)	1,354,094	1,480,165
Estonia – 0.2%
Tallink Group Ltd.	257,382	278,490
Georgia – 3.0%
Bank of Georgia Holdings plc	103,276	4,538,321
Kenya – 1.0%
Safaricom Ltd.	10,565,400	1,591,614
Kuwait – 7.3%
Kuwait Projects Co. (Holding) KSC	1,401,718	3,691,357
Mabanee Co. SAKC	542,550	2,278,324
Mobile Telecommunications Co.	807,500	1,867,883
National Bank of Kuwait	969,742	3,382,018
		11,219,582
Nigeria – 9.3%
Dangote Cement plc	1,138,191	1,601,759
Diamond Bank plc	52,687,674	1,988,090
FBN Holdings plc	30,532,272	2,692,010
Guaranty Trust Bank plc	9,087,919	1,484,285
Nestle Foods Nigeria plc	245,692	1,591,032
Nigerian Breweries plc	1,878,829	1,754,822
SEPLAT Petroleum Development Co. plc (a)	19,778	79,633
Zenith Bank plc	21,739,141	3,072,718
		14,264,349
Oman – 3.8%
Bank Muscat SAOG	2,194,464	3,533,943
Renaissance Services SAOG	1,331,277	2,323,683
		5,857,626
Pakistan – 13.2%
Bank Alfalah Ltd.	7,208,500	1,983,434
D.G. Khan Cement Co. Ltd.	4,164,000	3,713,393
Engro Corp. Ltd.	2,284,800	4,602,737
Engro Fertilizers Ltd. (a)	1,364,830	921,191
MCB Bank Ltd.	429,469	1,231,130
Pakistan Petroleum Ltd.	1,310,050	3,081,541
The Hub Power Co. Ltd.	2,046,692	1,192,312
United Bank Ltd.	1,884,500	3,510,979
		20,236,717
Peru – 2.6%
Credicorp Ltd.	26,600	3,970,050
Philippines – 3.6%
Cebu Air, Inc.	1,001,500	1,179,689
First Gen Corp. (a)	7,006,900	2,987,012
SM Investments Corp.	86,975	1,414,783
		5,581,484
Qatar – 13.5%
Doha Bank QSC	134,371	2,395,330
Gulf International Services QSC	61,851	1,528,989
Industries Qatar QSC	58,611	2,865,591
Qatar Electricity & Water Co.	46,001	2,303,398
Qatar Islamic Bank	144,535	3,418,151
Qatar National Bank	94,154	4,913,688
Qatar Telecom (QTEL) QSC	77,244	3,118,869
		20,544,016
Romania – 2.0%
SIF 5 Oltenia Craiova	5,361,650	3,065,384
Sri Lanka – 1.4%
John Keells Holdings plc	1,176,330	2,143,202
Turkmenistan – 2.4%
Dragon Oil plc	341,074	3,627,528
United Arab Emirates – 12.4%
Al Noor Hospitals Group plc	37,784	636,590
Aramex PJSC	394,439	337,210
DAMAC Real Estate Development Ltd. GDR (a)	135,130	2,121,541
DP World Ltd.	163,117	3,017,665
Emaar Properties PJSC	1,037,594	3,079,249
First Gulf Bank PJSC	722,657	3,413,677
Gulf Marine Services plc (a)	927,101	2,504,198
National Bank of Abu Dhabi	315,452	1,223,881
NMC Health plc	166,050	1,233,427
Union National Bank PJSC (a)	696,249	1,364,860
		18,932,298
TOTAL COMMON STOCKS (COST $109,848,411)		124,184,858

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Convertible Corporate Bonds – 0.1%

	Shares or
	Principal
	Amount ($)	Value ($)
Oman – 0.1%
Bank Muscat SAOG, 4.50%, 3/20/16	45,141	12,546
Bank Muscat SAOG, 4.50%, 3/20/17	270,600	75,205
Renaissance Services SAOG,
3.75%, 7/25/17	142,800	42,284
		130,035
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $109,209)		130,035

Warrants – 0.0%

Sri Lanka – 0.0%
John Keells Holdings plc,
11/12/15 (a)(b)	1	1
John Keells Holdings plc,
11/11/16 (a)(b)	1	—
		1
Ukraine – 0.0%
EastCoal, Inc., 5/31/15 (a)(b)	360,500	—
TOTAL WARRANTS
(COST $—)		1

Participatory Notes – 14.7%

Saudi Arabia – 9.3%
Etihad Etisalat Co., 9/27/16,
(Deutsche Bank AG)	31,418	800,194
Jarir Marketing Co., 1/17/17,
(Credit Suisse AG)	42,098	2,263,059
Samba Financial Group, 9/27/16,
(Deutsche Bank AG)	340,402	3,675,042
Saudi Dairy & Foodstuff Co., 3/25/15,
(Merrill Lynch International & Co.)	17,631	472,931
Saudi Dairy & Foodstuff Co., 4/30/15,
(Citigroup Global Markets
Holding, Inc.)	64,624	1,733,462
Saudi Dairy & Foodstuff Co., 3/22/16,
(Citigroup Global Markets
Holding, Inc.)	10,350	277,626
United Electronics Co., 2/13/15,
(Citigroup Global Markets
Holding, Inc.)	72,435	2,259,731
United Electronics Co., 2/22/16,
(Credit Suisse AG)	8,500	265,172
Yanbu National Petrochemical Co.,
10/14/15, (Credit Suisse AG)	138,264	2,543,786
		14,291,003
United Arab Emirates – 0.5%
Aramex PJSC, 3/30/16,
(Merrill Lynch International & Co.)	811,009	693,340
Vietnam – 4.9%
FPT Corp., 11/8/18, (JPMorgan
Structured Products)	25,630	83,364
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase)	887,428	3,581,737
Vietnam Dairy Products JSC, 2/22/18,
(JPMorgan Structured Products)	246,289	1,625,554

	Shares
Vietnam Dairy Products JSC, 1/20/15,
(Citigroup Global
Markets Holding, Inc.)	338,199	2,232,178
		7,522,833

TOTAL PARTICIPATORY NOTES
(COST $20,474,094)		22,507,176

Investment Companies – 5.8%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	8,800,798	8,800,798
TOTAL INVESTMENT COMPANIES
(COST $8,800,798)		8,800,798
TOTAL INVESTMENT SECURITIES
(COST $139,232,512) – 101.8%		155,622,868
____________________

Percentages indicated are based on net assets of $152,941,916.
(a)	Represents non-income producing security.
(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2014. The total of all such securities represents less than 0.005% of net assets of the Fund.
(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2014:

Percentage of Net Assets
Industry	at Value (%)
Banks	38.5
Diversified Financial Services	7.4
Energy Equipment & Services	6.0
Investment Companies	5.8
Chemicals	5.3
Food Products	4.6
Oil, Gas & Consumable Fuels	4.4
Construction Materials	3.5
Real Estate Management & Development	3.4
Independent Power and Renewable Electricity Producers	2.7
Hotels, Restaurants & Leisure	2.3
Industrial Conglomerates	2.3
Capital Markets	2.0
Diversified Telecommunication Services	2.0
Marine	2.0
Wireless Telecommunication Services	1.7
Commercial Services & Supplies	1.5
Multi-Utilities	1.5
Health Care Providers & Services	1.2
Beverages	1.1
Metals & Mining	1.0
Airlines	0.8
Air Freight & Logistics	0.7
Electronic Equipment, Instruments & Components	0.1
Total	101.8

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Foreign Bonds – 2.2%†

	Principal
	Amount ($)	Value ($)
Mexico – 1.7%
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,000,000	79,748
Mexican Bonos Desarr, Series M20,
10.00%, 12/5/24 (a)	128,843,800	12,696,184
Mexican Bonos Desarr, Series M30,
10.00%, 11/20/36 (a)	711,800	70,910
		12,846,842
South Africa – 0.5%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	35,115,000	3,408,365
TOTAL FOREIGN BONDS
(COST $16,522,227)		16,255,207

Yankee Dollars – 43.5%

Barbados – 0.2%
Columbus International, Inc.,
7.38%, 3/30/21,
Callable 3/30/18 @ 103.69 (b)	1,100,000	1,147,054
Brazil – 6.4%
Banco Bradesco SA, Registered,
4.10%, 3/23/15	9,000,000	9,202,500
Banco do Estado do Rio Grande
do Sul SA, Registered,
7.38%, 2/2/22	1,900,000	1,966,025
Banco Nacional de Desenvolvimento
Economico e Social,
5.75%, 9/26/23 (b)	800,000	834,000
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	209,250
Caixa Economica Federal,
4.50%, 10/3/18 (b)	1,200,000	1,218,000
Caixa Economica Federal, Registered,
2.38%, 11/6/17	3,750,000	3,585,938
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	1,080,000	1,167,750
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	3,675,000	3,684,188
Federal Republic of Brazil,
6.00%, 1/17/17	5,900,000	6,563,750
Federal Republic of Brazil,
11.00%, 8/17/40,
Callable 8/17/15 @ 100	900,000	1,015,200
Petrobras International Finance Co.,
6.13%, 10/6/16	15,014,000	16,252,654
Petrobras International Finance Co.,
7.88%, 3/15/19	800,000	927,593
		46,626,848
Chile – 1.0%
Banco del Estado de Chile,
2.00%, 11/9/17 (b)	2,600,000	2,587,028
Codelco, Inc., Registered,
7.50%, 1/15/19	1,300,000	1,565,008
CorpBanca SA, 3.13%, 1/15/18	2,400,000	2,378,784
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	465,000	479,083
		7,009,903
China – 3.1%
CNOOC Curtis Funding No. 1
Pty Ltd., 4.50%, 10/3/23 (b)	1,425,000	1,450,487
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	1,300,000	1,302,497
CNPC General Capital Ltd.,
1.45%, 4/16/16 (b)	800,000	799,107
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16 (b)	3,300,000	3,291,163
Sinopec Group Overseas
Development (2012) Ltd.,
Registered, 3.90%, 5/17/22	10,000,000	9,919,730
Sinopec Group Overseas
Development (2013) Ltd.,
4.38%, 10/17/23 (b)	5,400,000	5,495,040
		22,258,024
Colombia – 8.7%
Banco Davivienda SA, Registered,
2.95%, 1/29/18	5,000,000	4,943,750
Banco de Bogota SA, Registered,
5.00%, 1/15/17	2,200,000	2,332,000
Bancolombia SA, 6.13%, 7/26/20	725,000	776,656
Bancolombia SA, 5.95%, 6/3/21	1,500,000	1,623,750
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	3,410,000	3,614,600
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	830,000	811,325
Republic of Colombia,
8.25%, 12/22/14	1,040,000	1,088,100
Republic of Colombia,
7.38%, 1/27/17	20,955,000	24,072,056
Republic of Colombia,
7.38%, 3/18/19	14,120,000	17,120,500
Republic of Colombia,
4.38%, 7/12/21	5,000,000	5,290,000
Republic of Colombia,
2.63%, 3/15/23,
Callable 12/15/22 @ 100	825,000	753,225
Republic of Colombia,
6.13%, 1/18/41	1,330,000	1,516,200
		63,942,162
Costa Rica – 0.2%
Republic of Costa Rica,
4.25%, 1/26/23 (b)	1,200,000	1,101,000
Dominican Republic – 0.1%
Dominican Republic,
7.50%, 5/6/21	600,000	666,000
Gabon – 0.5%
Gabonese Republic,
6.38%, 12/12/24 (b)	3,100,000	3,304,600
India – 0.2%
Vedanta Resources plc, Registered,
6.75%, 6/7/16	1,400,000	1,464,750

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Indonesia – 5.1%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (b)	1,300,000	1,181,375
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	1,300,000	1,249,625
Republic of Indonesia,
3.38%, 4/15/23 (b)	1,800,000	1,631,250
Republic of Indonesia,
5.88%, 1/15/24 (b)	3,700,000	4,005,250
Republic of Indonesia, Registered,
7.25%, 4/20/15	4,784,000	5,053,100
Republic of Indonesia, Registered,
7.50%, 1/15/16	4,323,000	4,749,896
Republic of Indonesia, Registered,
5.88%, 3/13/20	2,990,000	3,274,050
Republic of Indonesia, Registered,
4.88%, 5/5/21	6,960,000	7,177,500
Republic of Indonesia, Registered,
3.75%, 4/25/22	3,525,000	3,331,125
Republic of Indonesia, Registered,
5.38%, 10/17/23	4,500,000	4,693,095
Republic of Indonesia, Registered,
5.38%, 10/17/23	250,000	260,938
		36,607,204
Iraq – 0.3%
Republic of Iraq, Registered,
5.80%, 1/15/28	2,675,000	2,387,438
Kazakhstan – 1.9%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (b)	1,750,000	1,588,125
KazMunaiGaz Finance Sub B.V.,
Registered, 11.75%, 1/23/15	11,281,000	12,067,963
		13,656,088
Lithuania – 0.1%
Republic of Lithuania, Registered,
7.38%, 2/11/20	870,000	1,052,700
Mexico – 2.8%
Comision Federal de Electricidad,
4.88%, 1/15/24 (b)	1,600,000	1,642,000
Petroleos Mexicanos,
4.88%, 3/15/15	2,000,000	2,065,000
Petroleos Mexicanos,
4.88%, 1/18/24 (b)	250,000	258,688
United Mexican States,
5.63%, 1/15/17	5,610,000	6,241,125
United Mexican States,
Series A, 6.05%, 1/11/40	6,780,000	7,824,120
United Mexican States,
5.55%, 1/21/45	2,370,000	2,565,525
		20,596,458
Namibia – 0.2%
Namibia International Bond,
Registered, 5.50%, 11/3/21	1,090,000	1,143,138
Panama – 0.9%
Republic of Panama,
5.20%, 1/30/20	5,240,000	5,809,850
Republic of Panama,
6.70%, 1/26/36	360,000	432,450
		6,242,300
Peru – 2.3%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	780,000	831,675
BBVA Banco Continental SA,
Registered, 2.25%, 7/29/16	5,000,000	5,006,250
Continental Senior Trust,
Registered, 5.75%, 1/18/17	3,150,000	3,433,500
Republic of Peru,
8.38%, 5/3/16	4,525,000	5,164,156
Republic of Peru,
6.55%, 3/14/37	1,660,000	2,045,950
		16,481,531
Republic of Serbia – 0.6%
Republic of Serbia,
5.88%, 12/3/18 (b)	2,800,000	2,940,000
Republic of Serbia,
4.88%, 2/25/20	925,000	916,906
Republic of Serbia, Registered,
5.25%, 11/21/17	410,000	421,275
		4,278,181
Russian Federation – 0.5%
Gazprom OAO, Registered,
8.13%, 7/31/14	3,601,000	3,637,010
South Africa – 0.8%
Eskom Holdings SOC Ltd.,
6.75%, 8/6/23 (b)	800,000	855,000
Republic of South Africa,
6.88%, 5/27/19	2,970,000	3,437,775
Republic of South Africa,
5.88%, 9/16/25	1,200,000	1,317,000
		5,609,775
South Korea – 0.5%
Export-Import Bank of Korea,
0.98%, 1/14/17 (a)	3,600,000	3,617,341
Turkey – 5.7%
Akbank TAS, Registered,
5.13%, 7/22/15	9,080,000	9,316,080
Republic of Turkey,
7.25%, 3/15/15	18,392,000	19,288,610
Republic of Turkey,
7.50%, 7/14/17	2,860,000	3,249,675
Republic of Turkey,
6.75%, 4/3/18	1,800,000	2,018,700
Republic of Turkey,
7.50%, 11/7/19	540,000	632,610
Turkiye Halk Bankasi AS,
3.88%, 2/5/20 (b)	2,500,000	2,312,500

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Yankee Dollars, continued

	Shares or
	Principal
	Amount ($)	Value ($)
Turkey, continued
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (b)	1,000,000	995,000
Turkiye Is Bankasi AS,
5.50%, 4/21/19 (b)	1,450,000	1,492,413
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18 (b)	800,000	801,760
Turkiye Vakiflar Bankasi TAO,
6.00%, 11/1/22 (b)	1,400,000	1,309,000
		41,416,348
Uruguay – 0.3%
Republica Oriental del Uruguay,
4.50%, 8/14/24	1,755,000	1,809,843
Republica Oriental del Uruguay,
6.88%, 9/28/25	275,000	325,188
		2,135,031
Venezuela – 1.1%
Petroleos de Venezuela SA,
Registered, 5.25%, 4/12/17	1,475,000	1,187,375
Petroleos de Venezuela SA,
Registered, 8.50%, 11/2/17	7,425,000	6,682,500
		7,869,875
TOTAL YANKEE DOLLARS
(COST $312,972,953)		314,250,759

Investment Companies – 53.0%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	383,258,492	383,258,492
TOTAL INVESTMENT COMPANIES
(COST $383,258,492)		383,258,492

Purchased Options – 0.1%

Currency Option, MXN Call,
Expires 07/17/14,
Strike Price MXN 13.15 (d)	20,200,000	304,962
Currency Option, MXN Call,
Expires 07/17/14,
Strike Price MXN 13.19 (d)	20,200,000	279,806
		584,768
TOTAL PURCHASED OPTIONS
(COST $780,528)		584,768
TOTAL INVESTMENT SECURITIES
(COST $713,534,200) — 98.8%		714,349,226
____________________

Percentages indicated are based on net assets of $723,303,267.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
(d)	This security has been deemed illiquid by the Investment Advisor based on procedures approved by the Board of Trustees.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2014:

Percentage of Net Assets
Industry	at Value (%)
Investment Companies	53.0
Sovereign Bonds	25.2
Oil, Gas & Consumable Fuels	9.4
Banks	8.5
Electric Utilities	1.0
Capital Markets	0.6
Metals & Mining	0.4
Sovereign Bond	0.4
Media	0.2
Diversified Financial Services	0.1
Option	0.0
Total	98.8

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Interest Rate Swap Agreements

At April 30, 2014, the Fund’s open interest rate swap agreements were as follows:

									Unrealized
Pay/Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	1-Month			Credit Suisse
Receive	MXN-TIIE-Banxico	4.29	9/9/15	International	194,337,000	MXN	14,857,001	(55,351)	(55,351)
				Standard
Pay	1-Year BRL CDI	12.05	1/4/16	Charter Bank	200,105,939	BRL	89,753,729	296,458	296,458
				Barclays Bank
Pay	1-Year BRL CDI	11.96	1/4/16	PLC	157,577,000	BRL	70,678,179	149,770	149,770
				Standard
Pay	1-Year BRL CDI	11.98	1/4/16	Charter Bank	86,655,000	BRL	38,867,459	89,016	89,016
				Credit Suisse
Pay	1-Year BRL CDI	12.07	1/4/16	International	138,600,000	BRL	62,166,405	225,290	225,290
				Barclays Bank
Pay	1-Year BRL CDI	12.10	1/4/16	PLC	61,713,452	BRL	27,680,400	109,932	109,932
				Standard
Receive	3-Month LIBOR BBA	1.96	5/17/22	Charter Bank	1,200,000	USD	1,200,000	36,314	36,314
				Barclays Bank
Receive	3-Month LIBOR BBA	1.77	8/10/22	PLC	13,000,000	USD	13,000,000	702,543	702,543
	1-Month			Standard
Pay	MXN-TIIE-Banxico	6.50	9/13/23	Charter Bank	48,000,000	MXN	3,669,584	12,527	12,527
								1,566,499	1,566,499

Credit Default Swap Agreements - Buy Protection(a)

At April 30, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2014	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
CDX.EM 21	Barclays Bank PLC	6/20/19	3.02	29,100,000	5.00	(3,123,030)	(2,825,610)	(297,420)
CDX.EM 21	Barclays Bank PLC	6/20/19	3.02	14,400,000	5.00	(1,545,417)	(1,398,240)	(147,177)
Emirate of Abu Dhabi	Barclays Bank PLC	6/20/18	0.36	4,400,000	1.00	(124,812)	(72,021)	(52,791)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.33	100,000	1.00	(2,229)	1,211	(3,440)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.37	5,000,000	1.00	(111,464)	12,067	(123,531)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.47	7,000,000	1.00	(159,150)	(59,599)	(99,551)
	Credit Suisse
Republic of Korea	International	6/20/18	0.47	6,000,000	1.00	(136,414)	(63,927)	(72,487)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.47	7,000,000	1.00	(159,150)	(45,513)	(113,637)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.47	6,000,000	1.00	(136,414)	(77,634)	(58,780)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.47	5,500,000	1.00	(125,046)	(65,689)	(59,357)
Republic of Korea	Barclays Bank PLC	12/20/18	0.54	5,500,000	1.00	(117,521)	(97,533)	(19,988)
	JPMorgan Chase
Republic of Korea	Bank N.A.	12/20/18	0.54	10,500,000	1.00	(224,358)	(191,452)	(32,906)
Republic of Korea	Barclays Bank PLC	12/20/18	0.54	5,500,000	1.00	(117,521)	(97,481)	(20,040)
	JPMorgan Chase
Republic of Philippines	Bank N.A.	9/20/17	0.61	1,700,000	1.00	(23,530)	38,756	(62,286)
Republic of Ukraine	Bank of America	3/20/19	12.81	9,000,000	5.00	2,081,359	736,153	1,345,206
Republic of Ukraine	Bank of America	3/20/19	12.81	3,000,000	5.00	693,786	276,035	417,751
State of Qatar	Barclays Bank PLC	9/20/17	0.35	6,250,000	1.00	(148,200)	74,259	(222,459)
						(3,479,111)	(3,856,218)	377,107

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2014	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
	Credit Suisse
Federative Republic of Brazil	International	6/20/18	1.19	14,000,000	1.00	(72,830)	(297,735)	224,905
	Credit Suisse
Federative Republic of Brazil	International	6/20/18	1.19	4,500,000	1.00	(23,410)	(96,534)	73,124
Federative Republic of Brazil	Barclays Bank PLC	6/20/18	1.19	2,500,000	1.00	(13,075)	(39,915)	26,840
	JPMorgan Chase
Federative Republic of Brazil	Bank N.A.	6/20/18	1.25	2,500,000	1.00	(13,005)	(46,715)	33,710
	Credit Suisse
People’s Republic of China	International	6/20/18	0.65	6,000,000	1.00	86,136	37,634	48,502
	JPMorgan Chase
People’s Republic of China	Bank N.A.	6/20/18	0.65	6,000,000	1.00	86,136	83,678	2,458
	JPMorgan Chase
People’s Republic of China	Bank N.A.	6/20/18	0.69	5,500,000	1.00	78,958	71,224	7,734
	JPMorgan Chase
Republic of Peru	Bank N.A.	6/20/17	0.64	100,000	1.00	1,310	(3,224)	4,534
	JPMorgan Chase
Republic of South Africa	Bank N.A.	12/20/17	1.43	3,500,000	1.00	(49,453)	(99,897)	50,444
	JPMorgan Chase
Republic of South Africa	Bank N.A.	9/20/18	1.63	13,000,000	1.00	(331,542)	(716,665)	385,123
	JPMorgan Chase
Republic of South Africa	Bank N.A.	3/20/19	1.76	12,700,000	1.00	(439,735)	(725,926)	286,191
Republic of Turkey	Barclays Bank PLC	12/20/17	1.43	3,500,000	1.00	(49,453)	(88,148)	38,695
Republic of Turkey	Barclays Bank PLC	6/20/19	1.90	10,500,000	1.00	(477,948)	(724,262)	246,314
						(1,217,911)	(2,646,485)	1,428,574

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	12,187,733	5,259,000	5,364,116	(105,116)
Brazilian Real	Credit Suisse International	7/2/14	6,985,715	3,018,500	3,074,582	(56,082)
Brazilian Real	Credit Suisse International	7/2/14	13,971,429	6,037,000	6,149,164	(112,164)
Brazilian Real	Credit Suisse International	7/2/14	13,979,881	6,037,000	6,152,884	(115,884)
Brazilian Real	JPMorgan Chase Bank N.A.	7/2/14	11,904,240	5,140,000	5,239,344	(99,344)
Brazilian Real	Standard Chartered Bank	7/2/14	9,526,326	4,117,000	4,192,767	(75,767)
Brazilian Real	Standard Chartered Bank	7/2/14	9,515,622	4,117,000	4,188,056	(71,056)
Brazilian Real	Standard Chartered Bank	7/2/14	9,542,383	4,117,000	4,199,834	(82,834)
Brazilian Real	Standard Chartered Bank	7/2/14	9,534,149	4,117,000	4,196,210	(79,210)
Chilean Peso	Barclay Bank PLC	5/28/14	1,720,884,800	3,034,000	3,040,754	(6,754)
Chilean Peso	Barclay Bank PLC	5/28/14	2,053,294,500	3,725,000	3,628,112	96,888
Chilean Peso	Credit Suisse International	5/28/14	2,056,386,250	3,725,000	3,633,575	91,425
Chilean Peso	Bank of America	5/28/14	2,487,389,850	4,509,000	4,395,146	113,854
Chilean Peso	Bank of America	5/28/14	1,171,215,400	2,066,000	2,069,504	(3,504)
Chilean Peso	Standard Chartered Bank	5/28/14	3,507,992,268	6,361,000	6,198,521	162,479
Chilean Peso	Standard Chartered Bank	5/28/14	3,748,861,500	6,610,000	6,624,130	(14,130)
Chilean Peso	Standard Chartered Bank	5/28/14	6,353,425,900	11,537,000	11,226,319	310,681
Chilean Peso	UBS AG	5/28/14	3,339,903,600	6,072,000	5,901,513	170,487
European Euro	Standard Chartered Bank	6/30/14	23,997,740	32,914,220	33,283,936	(369,716)
Hungarian Forint	Barclay Bank PLC	7/23/14	61,673,466	263,512	278,007	(14,495)
Hungarian Forint	Standard Chartered Bank	7/23/14	6,892,384,514	30,556,090	31,068,967	(512,877)
Hungarian Forint	Standard Chartered Bank	7/23/14	7,842,574,400	34,600,000	35,352,161	(752,161)
Indian Rupee	Standard Chartered Bank	6/23/14	411,946,275	6,735,000	6,749,118	(14,118)
Mexican Peso	Barclay Bank PLC	8/8/14	126,895,600	9,568,000	9,622,698	(54,698)
Mexican Peso	Credit Suisse International	8/8/14	126,925,389	9,567,000	9,624,957	(57,957)
Mexican Peso	Standard Chartered Bank	8/8/14	176,412,598	13,298,000	13,377,651	(79,651)
Mexican Peso	UBS AG	8/8/14	126,877,554	9,567,000	9,621,329	(54,329)
Polish Zloty	UBS AG	6/5/14	87,704,720	29,041,298	28,917,603	123,695
Polish Zloty	Barclay Bank PLC	8/18/14	128,569,120	41,721,546	42,194,229	(472,683)
South African Rand	Barclay Bank PLC	6/11/14	113,317,984	10,718,000	10,707,173	10,827
South African Rand	Barclay Bank PLC	6/11/14	149,479,680	14,070,000	14,124,014	(54,014)
South African Rand	Barclay Bank PLC	6/11/14	149,824,395	14,070,000	14,156,585	(86,585)
South African Rand	Standard Chartered Bank	6/11/14	39,681,058	3,757,000	3,749,378	7,622
Turkish Lira	Barclay Bank PLC	8/15/14	30,853,382	13,915,000	14,218,540	(303,540)
Turkish Lira	JPMorgan Chase Bank N.A.	8/15/14	15,229,347	6,874,000	7,018,326	(144,326)
Turkish Lira	Standard Chartered Bank	8/15/14	13,079,572	5,909,000	6,027,618	(118,618)
Turkish Lira	Standard Chartered Bank	8/15/14	15,450,629	6,972,620	7,120,301	(147,681)
				383,715,786	386,687,122	(2,971,336)

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

			Contract			Net Unrealized
			Amount			Appreciation/
		Delivery	(Local	Contract		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	Value ($)	Value ($)	($)
Brazilian Real	Barclay Bank PLC	7/2/14	96,893,715	40,131,592	42,645,270	2,513,678
Chilean Peso	Bank of America	5/28/14	3,361,321,600	5,824,000	5,939,358	115,358
Chilean Peso	Bank of America	5/28/14	2,531,760,000	4,384,000	4,473,547	89,547
Chilean Peso	Barclay Bank PLC	5/28/14	1,018,717,100	1,766,000	1,800,044	34,044
Chilean Peso	JPMorgan Chase Bank N.A.	5/28/14	5,591,037,860	9,707,000	9,879,202	172,202
Chilean Peso	Standard Chartered Bank	5/28/14	2,796,541,250	4,853,000	4,941,407	88,407
Chilean Peso	Standard Chartered Bank	5/28/14	4,492,450,290	7,779,000	7,938,029	159,029
Chilean Peso	Standard Chartered Bank	5/28/14	6,611,932,000	11,995,740	11,683,092	(312,648)
Hungarian Forint	Barclay Bank PLC	7/23/14	2,546,297,500	10,870,000	11,478,006	608,006
Hungarian Forint	JPMorgan Chase Bank N.A.	7/23/14	1,470,047,820	6,271,000	6,626,570	355,570
Hungarian Forint	Bank of America	7/23/14	1,470,925,760	6,271,000	6,630,527	359,527
Hungarian Forint	Standard Chartered Bank	7/23/14	1,466,786,900	6,271,000	6,611,871	340,871
Indian Rupee	JPMorgan Chase Bank N.A.	6/23/14	416,279,460	6,531,923	6,820,111	288,188
Indonesian Rupiah	Barclay Bank PLC	10/17/14	56,917,140,000	4,819,402	4,778,251	(41,151)
Mexican Peso	Standard Chartered Bank	8/8/14	232,395,744	17,405,965	17,622,944	216,979
Mexican Peso	Standard Chartered Bank	8/8/14	149,649,144	11,335,511	11,348,136	12,625
Polish Zloty	Barclay Bank PLC	6/5/14	87,704,720	28,315,594	28,917,603	602,009
Polish Zloty	UBS AG	8/18/14	87,704,720	28,907,291	28,783,219	(124,072)
Russian Ruble	Standard Chartered Bank	7/14/14	3,999,150	116,743	110,025	(6,718)
South African Rand	Barclay Bank PLC	6/11/14	301,594,831	27,047,651	28,497,047	1,449,396
South African Rand	Standard Chartered Bank	9/17/14	115,410,741	10,577,952	10,723,882	145,930
Turkish Lira	Barclay Bank PLC	8/15/14	74,879,998	31,978,134	34,507,864	2,529,730
				283,159,498	292,756,005	9,596,507

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Foreign Bonds – 89.6%†

	Principal
	Amount ($)	Value ($)
Brazil – 2.4%
Banco BTG Pactual SA, Series G,
4.10%, 3/26/16 (a)	2,000,000	315,132
China – 47.4%
Agile Property Holdings Ltd.,
6.50%, 2/28/17	2,000,000	316,265
AVIC International Finance &
Investment Ltd., 4.80%, 7/9/15	2,000,000	324,034
AVIC International Finance &
Investment Ltd.,
4.80%, 4/10/17 (a)	1,000,000	161,311
Baosteel Group Corp. Ltd.,
Registered, 4.15%, 3/1/17 (a)	2,000,000	324,336
Beijing Enterprises Water Group Ltd.,
3.75%, 6/30/14 (a)	3,000,000	479,453
Bestgain Real Estate Lyra Ltd.,
4.50%, 12/4/18	2,000,000	318,027
Bitronic Ltd., 4.00%, 12/12/15 (a)	3,000,000	481,469
China Guangdong Nuclear Power
Holding Co. Ltd., Registered,
3.75%, 11/1/15 (a)	2,000,000	321,410
China Merchants Bank Co. Ltd.,
4.10%, 4/10/17 (a)	2,000,000	321,684
China Shanshui Cement Group Ltd.,
6.50%, 7/22/14 (a)	2,000,000	320,567
China Unicom Ltd., Series E,
4.00%, 4/16/17	1,890,000	303,227
Greentown China Holdings,
5.63%, 5/13/16	1,000,000	157,509
Huaneng Power International, Inc.,
3.85%, 2/5/16 (a)	2,000,000	320,362
ICBC Luxembourg SA,
2.60%, 5/28/14	2,000,000	320,133
Industrial & Commercial Bank of
China Ltd., Registered,
3.75%, 11/19/18	1,000,000	160,697
Intime Department Store
(Group) Co. Ltd., Registered,
4.65%, 7/21/14 (a)	2,000,000	319,939
Kaisa Group Holdings Ltd.,
6.88%, 4/22/16	2,000,000	316,970
New World China Land Ltd.,
8.50%, 4/11/15 (a)	2,000,000	333,523
Right Century Ltd.,
1.85%, 6/3/14 (a)	2,000,000	319,197
RKI Finance 2013 Ltd.,
6.00%, 12/3/16	2,000,000	316,835
		6,236,948
France – 3.8%
Veolia Environnement SA, Series E,
4.50%, 6/28/17 (a)	3,000,000	495,470
Germany – 1.2%
BSH Bosch und Siemens
Hausgerate GmbH, Registered,
3.80%, 7/24/17 (a)	1,000,000	163,570
Hong Kong – 23.8%
Dorsett Hospitality International Ltd.,
Series E, 6.00%, 4/3/18 (a)	2,000,000	307,587
Eastern Air Overseas (Hong Kong)
Corp. Ltd., 4.00%, 8/8/14 (a)	2,000,000	319,795
Gemdale International Holdings Ltd.,
9.15%, 7/26/15 (a)	2,000,000	333,109
Lafarge Shui On Cement Ltd.,
Registered, 9.00%, 11/14/14 (a)	2,000,000	329,159
Lai Fung Holdings Ltd.,
6.88%, 4/25/18	2,000,000	309,805
Noble Group Ltd., Series E,
4.00%, 1/30/16	2,000,000	322,507
Rainbow Days Ltd., Registered,
3.00%, 6/30/16 (a)	2,000,000	314,427
Silvery Castle Ltd.,
2.75%, 7/14/14 (a)	2,000,000	319,325
SK Global Chemical Co. Ltd.,
4.13%, 9/26/16	2,000,000	323,748
Starway Assets Enterprises, Inc.,
4.10%, 1/22/17	1,600,000	256,105
		3,135,567
Japan – 2.5%
Mitsui & Co. Ltd., Series E,
4.25%, 3/1/17 (a)	2,000,000	329,090
Singapore – 2.4%
Global Logistic Properites Ltd.,
Registered, 3.37%, 5/11/16 (a)	2,000,000	320,112
United Kingdom – 1.2%
BP Capital Markets plc, Series E,
3.65%, 2/28/19 (a)	1,000,000	161,912
United States – 4.9%
Caterpillar Financial Services Corp.,
Registered, 3.35%, 11/26/14	2,000,000	321,511
Yum! Brands, Inc., Registered,
2.38%, 9/29/14 (a)	2,000,000	319,154
		640,665
TOTAL FOREIGN BONDS
(COST $11,763,448)		11,798,466

Certificate of Deposit – 2.4%

China – 2.4%
China Development Bank Corp.,
2.90%, 6/25/14 (a)	2,000,000	320,411
TOTAL CERTIFICATES OF DEPOSIT
(COST $313,701)		320,411

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Investment Companies – 0.6%

	Shares	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	81,174	81,174
TOTAL INVESTMENT COMPANIES
(COST $81,174)		81,174
TOTAL INVESTMENT SECURITIES
(COST $12,158,323) — 92.6%		12,200,051
____________________

Percentages indicated are based on net assets of $13,171,079.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2014:

Percentage of Net Assets
Industry	at Value (%)
Real Estate Management &
Development	20.8
Banks	8.4
Diversified Financial Services	8.1
Water Utilities	7.6
Trading Companies & Distributors	7.2
Construction Materials	4.9
Electric Utilities	4.8
Hotels, Restaurants & Leisure	4.7
Transportation Infrastructure	3.7
Metals & Mining	2.5
Distributors	2.5
Chemicals	2.5
Machinery	2.4
Airlines	2.4
Food Products	2.4
Specialty Retail	2.4
Diversified Telecommunication Services	2.3
Oil, Gas & Consumable Fuels	1.2
Household Durables	1.2
Investment Companies	0.6
Total	92.6

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Assets:
Investments securities, at value	$43,941,281	$29,520,468	$155,622,868	$714,349,226	$12,200,051
Segregated cash for collateral	—	100,000	—	980,000	—
Segregated cash with brokers	10,400	—	—	—	—
Foreign currency, at value	15,233	499,289	—	221,740	857,990
Unrealized appreciation on forward foreign currency
exchange contracts	89,839	743,259	—	11,169,054	—
Unrealized appreciation on swap agreements	55,516	33,315	—	4,813,381	—
Interest and dividends receivable	468,487	245,837	320,169	4,639,677	141,652
Premiums paid on swap agreements	—	—	—	1,331,017	—
Receivable for capital shares issued	13,859	82,973	364,400	1,017,515	—
Receivable for investments sold	269,200	733,896	106,535	—	—
Reclaims receivable	—	49,544	11,757	115,832	—
Receivable from Investment Adviser	—	—	—	—	2,219
Variation margin on futures contracts	3,375	—	—	—	—
Prepaid expenses	20,269	25,407	10,959	32,805	31,331
Total Assets	44,887,459	32,033,988	156,436,688	738,670,247	13,233,243
Liabilities:
Cash overdraft	—	—	285,397	—	—
Dividends payable	391	2,937	—	325,183	41,551
Unrealized depreciation on forward foreign currency
exchange contracts	25,604	424,392	—	4,543,883	—
Unrealized depreciation on swap agreements	—	230,695	—	1,441,201	—
Payable for investments purchased	459,922	498,267	2,763,088	—	—
Premiums received on swap agreements	38,019	—	—	7,833,720	—
Payable for capital shares redeemed	16,378	15,690	188,031	469,728	—
Accrued expenses and other payables:
Investment Management	10,125	906	161,456	558,817	—
Administration	1,839	1,279	6,198	30,243	556
Shareholder Servicing	1,118	221	12,112	245	638
Accounting	491	313	—	1,630	—
Custodian	3,191	20,195	66,534	22,885	3,227
Transfer Agent	6,767	3,468	4,224	48,649	4,421
Trustee	981	683	3,315	16,135	297
Other	13,389	12,979	4,417	74,661	11,474
Total Liabilities	578,215	1,212,025	3,494,772	15,366,980	62,164
Net Assets	$44,309,244	$30,821,963	$152,941,916	$723,303,267	$13,171,079

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—For the six months ended April 30, 2014 (Unaudited) (continued)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Composition of Net Assets:
Capital	43,448,577	34,136,499	131,218,772	723,748,242	12,991,866
Accumulated net investment income/(loss)	(43,997)	(608,258)	1,367,690	(5,451,964)	9,789
Accumulated net realized gains/(losses)
from investments	(128,188)	(1,696,333)	3,965,346	(5,822,979)	131,710
Net unrealized appreciation (depreciation)
on investments	1,032,852	(1,009,945)	16,390,108	10,829,968	37,714
Net Assets	$44,309,244	$30,821,963	$152,941,916	$723,303,267	$13,171,079

Net Assets:
Class A	$2,197,082	$337,499	$39,707,090	$342,089	$2,429,423
Class I	41,987,496	30,388,389	113,234,826	697,593,874	10,633,114
Class S	124,666	96,075	—	25,367,304	108,542
Total	$44,309,244	$30,821,963	$152,941,916	$723,303,267	$13,171,079
Shares Outstanding:
($0.001 par value, unlimited number of
shares authorized):
Class A	212,435	38,245	2,676,264	33,641	238,702
Class I	4,048,845	3,443,353	7,580,824	68,486,015	1,043,916
Class S	12,021	10,886	—	2,490,189	10,655
Net Asset Value, Offering Price and Redemption Price
per share:
Class A	$10.34	$8.82	$14.84	$10.17	$10.18
Class I	$10.37	$8.83	$14.94	$10.19	$10.19
Class S	$10.37	$8.83	$—	$10.19	$10.19
Maximum Sales Charge:
Class A	4.75%	4.75%	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A	$10.86	$9.26	$15.62	$10.68	$10.69
Total Investments, at cost	$43,027,023	$30,654,483	$139,232,512	$713,534,200	$12,158,323
Foreign currency, at cost	$13,623	$497,839	$283,681	$220,935	$859,239
38	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—as of April 30, 2014

		Emerging			RMB
	Emerging	Markets	Frontier	Total	Fixed
	Markets	Local Debt	Markets	Return	Income
	Debt Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$1,085,611	$725,440	$19,302	$8,859,359	$316,102
Dividends	88	329	2,708,262	8,428	10
Foreign tax withholding	—	(3,986)	(126,220)	—	—
Total Investment Income	1,085,699	721,783	2,601,344	8,867,787	316,112
Expenses:
Investment Management	102,834	74,846	683,137	2,877,432	37,620
Advisory Services:
Operational Support - Class A Shares	1,143	592	27,690	303	2,764
Operational Support - Class I Shares	19,936	14,627	40,806	326,085	5,403
Administration:
Class A Shares	294	150	7,092	78	706
Class I Shares	10,194	7,481	20,874	166,754	2,763
Class S Shares	30	23	—	6,278	28
Shareholder Servicing:
Class A Shares	1,428	740	34,612	379	3,456
Accounting	32,510	27,962	27,739	36,219	27,516
Audit	10,252	10,252	10,660	13,039	10,252
Compliance Services	466	349	1,004	7,581	159
Custodian	14,879	36,167	201,055	163,435	6,056
Printing	4,423	3,435	9,893	77,145	1,403
Transfer Agent	20,147	14,012	19,671	241,209	13,665
Trustee	1,481	1,119	3,043	24,301	500
Registration fees	19,171	19,821	16,081	20,768	21,855
Other	5,021	4,439	8,132	57,840	2,469
Total expenses before fee and expense reductions	244,209	216,015	1,111,489	4,018,846	136,615
Fees contractually reduced/reimbursed by
Investment Adviser	(67,386)	(87,798)	(48,550)	—	(56,618)
Net Expenses	176,823	128,217	1,062,939	4,018,846	79,997

Net Investment Income	908,876	593,566	1,538,405	4,848,941	236,115

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and
foreign currency transactions	(220,296)	(1,833,960)	4,114,188	(12,158,168)	131,712
Net realized gains (losses) from swap agreements	11,815	53,429	—	738,942	—
Net realized gains (losses) from futures contracts	87,580	—	—	(898,099)	—
Net realized gains (losses) from forward foreign currency
exchange contracts	30,066	25,789	—	4,731,102	—
Change in unrealized appreciation/depreciation
on investments	537,493	716,265	12,450,454	19,493,628	(523,907)
Net realized/unrealized gains (losses) on investments	446,658	(1,038,477)	16,564,642	11,907,405	(392,195)
Change In Net Assets Resulting From Operations	$1,355,534	$(444,911)	$18,103,047	$16,756,346	$(156,080)

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$908,876	$1,697,084	$593,566	$922,183
Net realized gains (losses) from investments	(90,835)	615,059	(1,754,742)	(541,835)
Change in unrealized appreciation/depreciation
on investments	537,493	(3,278,914)	716,265	(1,801,503)
Change in net assets resulting from operations	1,355,534	(966,771)	(444,911)	(1,421,155)

Dividends:
Net investment income:
Class A	(26,686)	(28,486)	(10,082)	(31,726)
Class I	(934,636)	(1,845,859)	(692,275)	(710,776)
Class S	(2,834)	(5,796)	(2,218)	(2,435)
Net realized gains:
Class A	(15,671)	(9,441)	—	(10,809)
Class I	(633,396)	(772,828)	—	(163,733)
Class S	(1,859)	(2,419)	—	(546)
Return of capital:
Class A	—	—	—	(2,645)
Class I	—	—	—	(59,258)
Class S	—	—	—	(203)
Change in net assets resulting from shareholder dividends	(1,615,082)	(2,664,829)	(704,575)	(982,131)
Change in net assets resulting from capital transactions	2,379,732	5,464,579	1,014,949	603,018
Change in net assets	2,120,184	1,832,979	(134,537)	(1,800,268)

Net Assets:
Beginning of period	42,189,060	40,356,081	30,956,500	32,756,768
End of period	$44,309,244	$42,189,060	$30,821,963	$30,956,500
Accumulated net investment income (loss)	$(43,997)	$11,283	$(608,258)	$(497,249)

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,229,504	$844,418	$8,840	$73,088
Dividends reinvested	41,729	36,938	10,082	45,180
Value of shares redeemed	(112,727)	(279,434)	(989,436)	(696,802)
Class A Shares capital transactions	1,158,506	601,922	(970,514)	(578,534)

Class I Shares:
Proceeds from shares issued	2,375,447	5,475,189	4,425,762	2,185,689
Dividends reinvested	1,560,399	2,599,125	674,887	915,562
Value of shares redeemed	(2,719,314)	(3,219,872)	(3,117,406)	(1,922,883)
Class I Shares capital transactions	1,216,532	4,854,442	1,983,243	1,178,368

Class S Shares:
Proceeds from shares issued	—	—	—	—
Dividends reinvested	4,694	8,215	2,220	3,184
Value of shares redeemed	—	—	—	—
Class S Shares capital transactions	4,694	8,215	2,220	3,184
Change in net assets resulting from capital transactions	$2,379,732	$5,464,579	$1,014,949	$603,018

SHARE TRANSACTIONS:
Class A Shares:
Issued	119,451	79,794	1,018	7,292
Reinvested	4,149	3,422	1,164	4,760
Redeemed	(11,140)	(25,425)	(113,249)	(70,968)
Change in Class A Shares	112,460	57,791	(111,067)	(58,916)

Class I Shares:
Issued	235,198	514,194	511,153	224,421
Reinvested	155,136	236,733	78,233	96,859
Redeemed	(270,351)	(296,599)	(366,069)	(201,361)
Change in Class I Shares	119,983	454,328	223,317	119,919

Class S Shares:
Reinvested	467	748	257	337
Change in Class S Shares	467	748	257	337

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$1,538,405	$420,423	$4,848,941	$6,997,525
Net realized gains (losses) from investments	4,114,188	3,056,371	(7,586,223)	1,728,666
Change in unrealized appreciation/depreciation
on investments	12,450,454	2,477,159	19,493,628	(11,628,547)
Change in net assets resulting from operations	18,103,047	5,953,953	16,756,346	(2,902,356)

Dividends:
Net investment income:
Class A	(71,759)	(55,553)	(3,999)	(1,371)
Class I	(385,005)	(594,074)	(10,090,280)	(4,173,501)
Class S	—	—	(394,175)	(100,910)
Net realized gains:
Class A	(578,597)	—	(1,252)	(687)
Class I	(2,118,898)	—	(2,832,439)	(994,711)
Class S	—	—	(107,420)	(273)
Change in net assets resulting from shareholder dividends	(3,154,259)	(649,627)	(13,429,565)	(5,271,453)
Change in net assets resulting from capital transactions	49,377,997	65,526,260	52,404,818	326,942,558
Change in net assets	64,326,785	70,830,586	55,731,599	318,768,749

Net Assets:
Beginning of period	88,615,131	17,784,545	667,571,668	348,802,919
End of period	$152,941,916	$88,615,131	$723,303,267	$667,571,668
Accumulated net investment income (loss)	$1,367,690	$286,049	$(5,451,964)	$187,549

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$19,539,859	$20,178,523	$88,278	$128,377
Dividends reinvested	607,857	54,520	4,727	1,907
Value of shares redeemed	(2,605,416)	(4,091,405)	(21,327)	(115,220)
Class A Shares capital transactions	17,542,300	16,141,638	71,678	15,064

Class I Shares:
Proceeds from shares issued	58,038,743	50,334,400	157,228,323	557,303,774
Dividends reinvested	510,429	594,074	635,368	212,870
Value of shares redeemed	(26,713,475)	(1,543,852)	(106,032,428)	(255,586,928)
Class I Shares capital transactions	31,835,697	49,384,622	51,831,263	301,929,716

Class S Shares:
Proceeds from shares issued	—	—	—	25,001,000
Dividends reinvested	—	—	501,877	101,183
Value of shares redeemed	—	—	—	(104,405)
Class S Shares capital transactions	—	—	501,877	24,997,778
Change in net assets resulting from capital transactions	$49,377,997	$65,526,260	$52,404,818	$326,942,558

SHARE TRANSACTIONS:
Class A Shares:
Issued	1,415,633	1,601,677	8,803	12,697
Reinvested	46,015	5,020	478	186
Redeemed	(189,940)	(331,062)	(2,099)	(11,284)
Change in Class A Shares	1,271,708	1,275,635	7,182	1,599

Class I Shares:
Issued	4,171,500	3,918,149	15,701,260	54,781,199
Reinvested	38,436	54,502	64,153	20,907
Redeemed	(1,974,772)	120,141	(10,598,156)	(25,200,517)
Change in Class I Shares	2,235,164	3,852,510	5,167,257	29,601,589

Class S Shares:
Issued	—	—	—	2,429,641
Reinvested	—	—	50,592	10,078
Redeemed	—	—	—	(10,177)
Change in Class S Shares	—	—	50,592	2,429,542

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	Six Months	For the
	Ended	year ended
	April 30,	October 31,
	2014	2013
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$236,115	$422,274
Net realized gains (losses) from investments	131,712	60,531
Change in unrealized appreciation/depreciation
on investments	(523,907)	303,021
Change in net assets resulting from operations	(156,080)	785,826

Dividends:
Net investment income:
Class A	(56,043)	(75,699)
Class I	(238,208)	(359,216)
Class S	(2,474)	(3,758)
Net realized gains:
Class A	(69)	(1)
Class I	(262)	(6)
Class S	(3)	—
Change in net assets resulting from shareholder dividends	(297,059)	(438,680)
Change in net assets resulting from capital transactions	(301,637)	1,811,342
Change in net assets	(754,776)	2,158,488

Net Assets:
Beginning of period	13,925,855	11,767,367
End of period	$13,171,079	$13,925,855
Accumulated net investment income (loss)	$9,789	$70,399

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	Six Months	For the
	Ended	year ended
	April 30,	October 31,
	2014	2013
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$65,373	$1,338,025
Dividends reinvested	38,716	62,209
Value of shares redeemed	(546,396)	(31,872)
Class A Shares capital transactions	(442,307)	1,368,362

Class I Shares:
Proceeds from shares issued	—	80,000
Dividends reinvested	204,325	359,222
Value of shares redeemed	(65,774)	—
Class I Shares capital transactions	138,551	439,222

Class S Shares:
Dividends reinvested	2,119	3,758
Class S Shares capital transactions	2,119	3,758
Change in net assets resulting from capital transactions	$(301,637)	$1,811,342

SHARE TRANSACTIONS:
Class A Shares:
Issued	6,213	128,908
Reinvested	3,704	5,986
Redeemed	(52,432)	(3,061)
Change in Class A Shares	(42,515)	131,833

Class I Shares:
Issued	—	7,625
Reinvested	19,542	34,545
Redeemed	(6,415)	—
Change in Class I Shares	13,127	42,170

Class S Shares:
Reinvested	202	362
Change in Class S Shares	202	362

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
													Ratio of
			Net Realized									Ratio of Net	Expenses
			and							Net		Investment	to Average
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	(Excluding Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—	(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	$10.23	0.47	1.21	1.68	(0.49)	— (e)	(0.49)	$11.42	16.90%	$482	1.20%	4.32%	1.55%	54%
Year Ended October 31, 2013	$11.42	0.43	(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	$10.42	(2.84)%	$1,042	1.20%	3.92%	1.48%	53%
Six Months Ended April 30, 2014
(unaudited)	$10.42	0.20 (f)	0.10	0.30	(0.22)	(0.16)	(0.38)	$10.34	3.04%	$2,197	1.20%	4.30%	1.53%	25%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—	(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	$10.25	0.51	1.20	1.71	(0.52)	— (e)	(0.52)	$11.44	17.19%	$39,751	0.85%	4.68%	1.28%	54%
Year Ended October 31, 2013	$11.44	0.45	(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	$10.44	(2.52)%	$41,027	0.85%	4.19%	1.13%	53%
Six Months Ended April 30, 2014
(unaudited)	$10.44	0.22 (f)	0.11	0.33	(0.24)	(0.16)	(0.40)	$10.37	3.29%	$41,987	0.85%	4.65%	1.18%	25%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—	(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	$10.25	0.52	1.20	1.72	(0.53)	— (e)	(0.53)	$11.44	17.30%	$124	0.75%	4.78%	1.18%	54%
Year Ended October 31, 2013	$11.44	0.47	(0.73)	(0.26)	(0.52)	(0.22)	(0.74)	$10.44	(2.42)%	$121	0.75%	4.29%	1.03%	53%
Six Months Ended April 30, 2014
(unaudited)	$10.44	0.23 (f)	0.10	0.33	(0.24)	(0.16)	(0.40)	$10.37	3.34%	$125	0.75%	4.75%	1.08%	25%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
															Ratios of
				Net Realized										Ratio of Net	Expenses
				and								Net		Investment	to Average
	Net Asset	Net		Unrealized			Net Realized					Assets	Ratio of Net	Income	Net Assets
	Value,	Investment		Gains	Total from	Net	Gains from			Net Asset		at End of	Expenses to	(Loss) to	(Excluding Fee	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	Return of	Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12		(0.46)	(0.34)	(0.09)	—	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	$9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	$9.86	4.47%	$2,053	1.20%	2.13%	1.94%	43%
Year Ended October 31, 2013	$9.86	0.24	(e)	(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	$9.15	(4.60)%	$1,366	1.20%	2.49%	1.69%	86%
Six Months Ended April 30, 2014
(unaudited)	$9.15	0.14	(e)	(0.29)	(0.15)	(0.18)	—	—	(0.18)	$8.82	(1.61)%	$338	1.20%	3.12%	1.79%	98%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13		(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	$9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	$9.87	(4.80)%	$30,602	0.85%	2.47%	1.62%	43%
Year Ended October 31, 2013	$9.87	0.28	(e)	(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	$9.16	(4.25)%	$29,493	0.85%	2.87%	1.34%	86%
Six Months Ended April 30, 2014
(unaudited)	$9.16	0.17	(e)	(0.30)	(0.13)	(0.20)	—	—	(0.20)	$8.83	(1.32)%	$30,389	0.85%	3.98%	1.44%	98%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14		(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	$9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	$9.87	4.89%	$102	0.75%	2.59%	1.51%	43%
Year Ended October 31, 2013	$9.87	0.29	(e)	(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	$9.16	(4.16)%	$97	0.75%	2.97%	1.24%	86%
Six Months Ended April 30, 2014
(unaudited)	$9.16	0.18	(e)	(0.30)	(0.12)	(0.21)	—	—	(0.21)	$8.83	(1.27)%	$96	0.75%	4.08%	1.34%	98%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on April 7, 2011.
(e)	Calculated based on average shares outstanding.

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends					Ratios/Supplementary Data
														Ratio of
				Net Realized									Ratio of Net	Expenses
				and							Net		Investment	to Average
	Net Asset	Net		Unrealized			Net Realized				Assets	Ratio of Net	Income	Net Assets
	Value,	Investment		Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	(Excluding Fee	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	—	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	$9.66	0.16	(f)	1.12	1.28	(0.01)	—	(0.01)	$10.93	13.27%	$1,409	2.20%	1.51%	3.79%	26%
Year Ended October 31, 2013	$10.93	0.08	(f)	2.45	2.53	(0.40)	—	(0.40)	$13.06	23.85%	$18,342	2.20%	0.60%	2.69%	44%
Six Months Ended April 30, 2014
(unaudited)	$13.06	0.19	(f)	2.04	2.23	(0.05)	(0.40)	(0.45)	$14.84	17.51%	$39,707	2.20%	2.69%	2.29%	20%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	—	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	$9.67	0.29	(f)	1.03	1.32	(0.02)	—	(0.02)	$10.97	13.68%	$16,375	1.85%	2.83%	2.79%	26%
Year Ended October 31, 2013	$10.97	0.15	(f)	2.43	2.58	(0.40)	—	(0.40)	$13.15	24.25%	$70,273	1.85%	1.20%	2.38%	44%
Six Months Ended April 30, 2014
(unaudited)	$13.15	0.20	(f)	2.06	2.26	(0.07)	(0.40)	(0.47)	$14.94	17.67%	$113,235	1.85%	2.85%	1.94%	20%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
													Ratio of
			Net Realized									Ratio of Net	Expenses
			and							Net		Investment	to Average
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	(Excluding Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
Year Ended October 31, 2013	$10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	$10.13	(1.06)%	$268	1.47%	0.94%	1.47%	64%
Six Months Ended April 30, 2014
(unaudited)	$10.13	0.05	0.17	0.22	(0.14)	(0.04)	(0.18)	$10.17	2.26%	$342	1.54%	1.06%	1.54%	42%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	$10.33	3.82%	$348,443	1.18%	1.08%	1.18%	83%
Year Ended October 31, 2013	$10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	$10.15	(0.66)%	$642,545	1.18%	1.33%	1.18%	64%
Six Months Ended April 30, 2014
(unaudited)	$10.15	0.07	0.17	0.24	(0.16)	(0.04)	(0.20)	$10.19	2.43%	$697,594	1.19%	1.43%	1.19%	42%
CLASS S SHARES
Period Ended October 31, 2012(e)	$10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	$10.33	3.87%	$104	1.15%	0.91%	1.48%	83%
Year Ended October 31, 2013	$10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	$10.15	(0.57)%	$24,758	1.12%	1.80%	1.12%	64%
Six Months Ended April 30, 2014
(unaudited)	$10.15	0.08	0.16	0.24	(0.16)	(0.04)	(0.20)	$10.19	2.48%	$25,367	1.09%	1.53%	1.09%	42%

(a)	Calculated using average shares method.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC RMB FIXED INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
														Ratio of
			Net Realized										Ratio of Net	Expenses
			and								Net		Investment	to Average
	Net Asset	Net	Unrealized			Net Realized					Assets	Ratio of Net	Income	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from			Net Asset		at End of	Expenses to	(Loss) to	(Excluding Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment		Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)	Investments	Activities	Income	Transactions		Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2012(d)	$10.00	0.10 (e)	0.22	0.32	(0.08)	—		(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
Year Ended October 31, 2013	$10.24	0.31	0.29	0.60	(0.32)	—	(f)	(0.32)	$10.52	5.96%	$2,959	1.45%	2.97%	2.50%	—%
Six Months Ended April 30, 2014
(unaudited)	$10.52	0.16	(0.29)	(0.13)	(0.21)	—	(f)	(0.21)	$10.18	(1.25)%	$2,429	1.45%	3.17%	2.28%	24%
CLASS I SHARES
Period Ended October 31, 2012(d)	$10.00	0.10 (e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.40%	$10,134	1.10%	2.43%	2.26%	—%
Year Ended October 31, 2013	$10.25	0.34	0.30	0.64	(0.36)	—	(f)	(0.36)	$10.53	6.31%	$10,856	1.10%	3.30%	2.09%	—%
Six Months Ended April 30, 2014
(unaudited)	$10.53	0.18	(0.29)	(0.11)	(0.23)	—	(f)	(0.23)	$10.19	(1.08)%	$10,633	1.10%	3.52%	1.93%	24%
CLASS S SHARES
Period Ended October 31, 2012(d)	$10.00	0.10 (e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.44%	$103	1.00%	2.53%	2.16%	—%
Year Ended October 31, 2013	$10.25	0.35	0.30	0.65	(0.37)	—	(f)	(0.37)	$10.53	6.41%	$110	1.00%	3.40%	1.99%	—%
Six Months Ended April 30, 2014
(unaudited)	$10.53	0.19	(0.29)	(0.10)	(0.23)	—	(f)	(0.23)	$10.19	(1.03)%	$109	1.00%	3.62%	1.83%	24%
(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on June 8, 2012.
(e)	Calculated based on average shares outstanding.
(f)	Represents less than $0.005 or $(0.005).

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts”). The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “Emerging Markets Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC RMB Fixed Income Fund	RMB Fixed Income Fund

     Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, the Total Return Fund and the RMB Fixed Income Fund (“Debt Funds”) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund has a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of April 30, 2014, the Frontier Markets Fund is closed to new investors, subject to certain exceptions.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. At April 30, 2014, all restricted securities held were deemed liquid. The restricted securities held as of April 30, 2014 are identified below:

					%
	Acquisition	Acquisition	Principal	Fair	of Net
Security	Date	Cost	Amount $	Value $	Assets
HSBC Emerging Markets Debt Fund
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23	9/19/13	199,784	200,000	208,500	0.5%
Caixa Economica Federal, 4.50%, 10/03/18	9/26/13	149,103	150,000	152,250	0.3%
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23	9/26/13	200,000	200,000	203,577	0.5%
Comision Federal de Electricidad, 4.88%, 01/15/24	10/17/13	198,899	200,000	205,250	0.5%
Development Bank of Kazakhstan, 4.13%, 12/10/22	11/26/12	197,135	200,000	181,500	0.4%
Gabonese Republic, 6.38%, 12/12/24	12/5/13	405,932	400,000	426,400	1.0%
Grupo Aval Ltd., Registered, 4.75%, 9/26/22	8/30/13	177,787	200,000	195,500	0.4%
Petroleos de Venezuela SA, Registered, 8.50%, 11/02/17	2/26/14	239,642	295,000	265,500	0.6%
Petroleos Mexicanos, 4.88%, 01/18/24	1/15/14	49,732	50,000	51,738	0.1%
Petroleos Mexicanos, 6.38%, 01/23/45	1/15/14	49,627	50,000	54,750	0.1%
PT Pertamina (Persero) Tbk, 4.30%, 05/20/23	5/13/13	200,000	200,000	181,750	0.4%
Republic of Indonesia, 3.38%, 04/15/23	4/8/13	346,661	350,000	317,188	0.7%
Republic of Indonesia, 5.38%, 10/17/23	7/17/13	514,109	500,000	521,875	1.2%
Republic of Indonesia, 5.88%, 01/15/24	1/7/14	198,906	200,000	216,500	0.5%
Republic of Nigeria, 6.38%, 07/12/23	7/2/13	196,597	200,000	209,500	0.5%
Republic of Romania, 6.13%, 01/22/44	1/14/14	147,322	150,000	165,375	0.4%
Sberbank of Russia (SB Capital SA), 5.50%, 02/26/24	2/18/14	200,000	200,000	174,000	0.4%

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited)

					%
	Acquisition	Acquisition	Principal	Fair	of Net
Security	Date	Cost	Amount $	Value $	Assets
HSBC Emerging Markets Debt Fund (continued)
Sinopec Capital (2013) Ltd., 3.13%, 04/24/23	4/19/13	198,067	200,000	185,234	0.4%
Sinopec Group Overseas Development (2013) Ltd., 4.38, 10/17/23	10/9/13	499,488	500,000	508,800	1.1%
State Grid Corp. of China, 4.13%, 05/07/24	4/28/14	197,820	200,000	199,748	0.5%
Turkiye Is Bankasi AS, 3.88%, 11/07/17	11/1/12	199,026	200,000	199,000	0.4%
Turkiye Vakiflar Bankasi TAO, 5.00%, 10/31/18	10/24/13	198,816	200,000	200,440	0.5%

HSBC Total Return Fund
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23	9/19/13	799,137	800,000	834,000	0.1%
Banco del Estado de Chile, 2.00%, 11/9/17	5/7/13	2,613,230	2,600,000	2,587,029	0.4%
CNPC General Capital Ltd., 1.45%, 4/16/16	4/9/13	799,463	800,000	799,107	0.1%
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/3/23	9/26/13	1,425,000	1,425,000	1,450,487	0.2%
Caixa Economica Federal, 4.50%, 10/3/18	9/26/13	1,192,828	1,200,000	1,218,000	0.2%
Columbus International, Inc., 7.38%, 3/30/21	3/24/14	1,100,000	1,100,000	1,147,054	0.2%
Comision Federal de Electricidad, 4.88%, 1/15/24	10/17/13	1,591,195	1,600,000	1,642,000	0.2%
Republic of Costa Rica, 4.25%, 1/26/23	11/16/12	1,199,883	1,200,000	1,101,000	0.2%
Development Bank of Kazakhstan, 4.13%, 12/10/22	11/29/12	1,743,809	1,750,000	1,588,125	0.2%
Eskom Holdings SOC Ltd., 6.75%, 8/6/23	7/30/13	793,231	800,000	855,000	0.1%
Gabonese Republic, 6.38%, 12/12/24	12/5/13	3,126,694	3,100,000	3,304,600	0.5%
Republic of Indonesia, 3.38%, 4/15/23	4/8/13	1,782,830	1,800,000	1,631,250	0.2%
Republic of Indonesia, 5.88%, 1/15/24	1/7/14	3,684,341	3,700,000	4,005,250	0.6%
PT Pertamina (Persero) Tbk, 4.30%, 5/20/23	5/13/13	1,300,000	1,300,000	1,181,375	0.2%
Petroleos Mexicanos, 4.88%, 1/18/24	1/15/14	248,661	250,000	258,688	0.0%
Republic of Serbia, 5.88%, 12/3/18	11/21/13	2,772,350	2,800,000	2,940,000	0.4%
Sinopec Capital (2013) Ltd., 1.25%, 4/24/16	4/18/13	3,294,274	3,300,000	3,291,163	0.5%
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/23	10/9/13	5,364,458	5,400,000	5,495,040	0.8%
Turkiye Halk Bankasi AS, 3.88%, 2/5/20	1/29/13	2,476,828	2,500,000	2,312,500	0.3%
Turkiye Is Bankasi AS, 3.88%, 11/7/17	11/1/12	995,129	1,000,000	995,000	0.1%
Turkiye Is Bankasi AS, 5.50%, 4/21/19	10/10/13	1,442,915	1,450,000	1,492,413	0.2%
Turkiye Vakiflar Bankasi TAO, 6.00%, 11/1/22	12/3/12	1,446,930	1,400,000	1,309,000	0.2%
Turkiye Vakiflar Bankasi TAO, 5.00%, 10/31/18	10/24/13	795,263	800,000	801,760	0.1%

Participation Notes and Participatory Notes:

     The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note was held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

of the Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be magnified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

     All open derivative positions at year end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

     Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     During the period ended April 30, 2014, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of April 30, 2014 and the monthly average notional amount for these contracts during the period ended April 30, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	3,582,508	3,342,993
Emerging Markets Local Debt Fund	52,517,057	41,299,337
Total Return Fund	666,875,284	652,992,470

Options Contracts:

     The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

     The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

54       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a predefined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

     During the period ended April 30, 2014, the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

     The Total Return Fund had the following transactions in purchased call and put options during the period ended April 30, 2014:

	Number of
Total Return Fund	Contracts	Cost
Options outstanding at October 31, 2013	—	$—
Options purchased	40,400,000	780,528
Options outstanding at April 30, 2014	40,400,000	$780,528

Futures Contracts:

     The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended April 30, 2014, the Emerging Markets Debt Fund and the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of April 30, 2014 and the monthly average notional amount for these contracts for the period ended April 30, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Futures Contracts:
Emerging Markets Debt Fund	995,375	1,806,206
Total Return Fund	—	42,907,833

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

Swap Agreements:

     The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

     The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

     Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2014 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

56       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     During the period ended April 30, 2014, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of April 30, 2014 and the monthly average notional amount for these agreements during the period ended April 30, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	25,778,250	23,566,105
Total Return Fund	321,872,757	381,669,367

Credit Default Swap Agreements:
Emerging Markets Debt Fund	2,350,000	2,350,000
Total Return Fund	210,250,000	189,250,000

Summary of Derivative Instruments:

     The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of April 30, 2014:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation	Investment		Depreciation	Variation
	on Forward	securities,	Unrealized	on Forward	Margin	Unrealized
	Foreign Currency	at value	Appreciation	Foreign Currency	on Futures	Depreciation
	Exchange	(purchased	on Swap	Exchange	Contracts	on Swap
Fund	Contracts ($)	options)($)	Agreements ($)	Contracts ($)	($)^	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	89,839	—	—	25,604	—	—
Emerging Market Local Debt Fund	743,259	—	—	424,392	—	—
Total Return Fund	11,169,054	584,768	—	4,543,883	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	55,516	—	—	—
Total Return Fund	—	—	3,191,531	—	—	1,385,850

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	—	—	—	2,767	—
Emerging Market Local Debt Fund	—	—	33,315	—	—	230,695
Total Return Fund	—	—	1,621,850	—	—	55,351
____________________

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current outstanding variation margin is reported on the Statement of Assets and Liabilities.

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the period ended April 30, 2014:

				Net Change in Unrealized
				Appreciation/Depreciation
	Realized Gain (Loss) on Derivatives			on Derivatives Recognized
	Recognized as a Result from Operations			as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Change in
	from Forward	Gains (Losses)	Gains (Losses)	Unrealized
	Foreign Currency	from Futures	from Swap	Appreciation/Depreciation
Fund	Exchange Contracts ($)	Contracts ($)	Agreements ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	30,066	—	—	50,208
Emerging Markets Local Debt Fund	25,789	—	—	(17,597)
Total Return Fund	4,731,102	—	—	1,100,786

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	11,815	22,500
Total Return Fund	—		2,053,552	3,218,721

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	87,580	—	(94,270)
Emerging Markets Local Debt Fund	—	—	53,429	(46,026)
Total Return Fund	—	(898,099)	(1,314,610)	3,785,181

     The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting arrangements at April 30, 2014.

     As of April 30, 2014, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Emerging Markets
	Debt Fund		Local Debt Fund		Total Return Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,375	$—	$—	$—	$—	$—
Forward currency contracts	89,839	25,604	743,259	424,392	11,169,054	4,543,883
Option contracts*	—	—	—	—	584,768	—
Swap agreements	55,516	38,019	33,315	230,695	6,144,398	9,274,921
Total derivative assets and liabilities
in the Consolidated Statement of
Assets and Liabilities	148,730	63,623	776,574	655,087	17,898,220	13,818,804
Derivatives not subject to a master
netting agreement or similar
agreement (“MNA”)	(3,375)	—	—	—	—	—
Total assets and liabilities
subject to a MNA	$145,355	$63,623	$776,574	$655,087	$17,898,220	$13,818,804
____________________

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

58       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The following table represent each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of April 30, 2014:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)(b)	Received (a)(b)	Derivative Assets
Emerging Markets Debt Fund:
Barclays Bank PLC	$106,280	$(26,072)	$—	$—	$80,208
JPMorgan Chase Bank N.A.	31,682	(21,646)	—	—	10,036
Standard Chartered Bank	7,393	(7,393)	—	—	—
Total	$145,355	$(55,111)	$—	$—	$90,244
Emerging Markets Local Debt Fund:
Bank of America	$8,068	$(185)	$—	$—	$7,883
Barclays Bank PLC	428,893	(281,324)	—	—	147,569
Credit Suisse International	8,121	(8,121)	—	—	—
JPMorgan Chase Bank N.A.	72,708	(43,568)	—	—	29,140
Standard Chartered Bank	250,327	(250,327)	—	—	—
UBS AG	8,457	(8,431)	—	—	26
Total	$776,574	$(591,956)	$—	$—	$184,618
Total Return Fund:
Bank of America	$3,453,431	$(3,504)	$(2,722,072)	$—	$727,855
Barclays Bank PLC	9,472,737	(7,242,121)	—	(2,230,616)	—
Credit Suisse International	700,880	(700,880)	—	—	—
JPMorgan Chase Bank N.A.	2,098,052	(2,098,052)	—	—	—
Standard Chartered Bank	1,878,938	(1,878,938)	—	—	—
UBS AG	294,182	(178,401)	—	—	115,781
Total	$17,898,220	$(12,101,896)	$(2,722,072)	$(2,230,616)	$843,636
____________________

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral received is not disclosed on the Statement of Assets and Liabilities because the Funds do not have effective control of the collateral.

HSBC FAMILY OF FUNDS       59

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of April 30, 2014:

	Derivative Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Barclays Bank PLC	$26,072	$(26,072)	$—	$—	$—
Credit Suisse International	5,930	—	—	—	5,930
JPMorgan Chase Bank N.A.	21,646	(21,646)	—	—	—
Standard Chartered Bank	9,975	(7,393)	—	—	2,582
Total	$63,623	$(55,111)	$—	$—	$8,512
Emerging Markets Local Debt Fund:
Bank of America	$185	$(185)	$—	$—	$—
Barclays Bank PLC	281,324	(281,324)	—	—	—
Credit Suisse International	58,850	(8,121)	—	—	50,729
JPMorgan Chase Bank N.A.	43,568	(43,568)	—	—	—
Standard Chartered Bank	262,729	(250,327)	—	—	12,402
UBS AG	8,431	(8,431)	—	—	—
Total	$655,087	$(591,956)	$—	$—	$63,131
Total Return Fund:
Bank of America	$3,504	$(3,504)	$—	$—	$—
Barclays Bank PLC	7,242,121	(7,242,121)	—	—	—
Credit Suisse International	928,121	(700,880)	—	(227,241)	—
JPMorgan Chase Bank N.A.	2,829,472	(2,098,052)	—	(680,000)	51,420
Standard Chartered Bank	2,637,185	(1,878,938)	—	(710,000)	48,247
UBS AG	178,401	(178,401)	—	—	—
Total	$13,818,804	$(12,101,896)	$—	$(1,617,241)	$99,667
____________________

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

Allocations:

    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

    Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds, and annually in the case of Frontier Markets Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

60       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

HSBC FAMILY OF FUNDS       61

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     Exchange traded, foreign equity securities are valued in the appropriate currency at the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

     Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Advisor. These instruments are typically categorized as Level 1 in the fair value hierarchy.

     P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

     Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

     Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAVs are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

62       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     The only transfers between levels as of April 30, 2014 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

     The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)		Total ($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars	—	36,586,186	—		36,586,186
Corporate Obligation	—	11,200	—		11,200
Investment Companies	6,885,742	—	—		6,885,742
U.S. Treasury Obligations	—	458,153	—		458,153
Total Investment Securities	6,885,742	37,055,539	—		43,941,281
Other Financial Instruments: (a)
Futures Contracts	(2,767)	—	—		(2,767)
Credit Default Swaps	—	55,516	—		55,516
Forward Foreign Currency Contracts	—	64,235	—		64,235
Total Investments	6,882,975	37,175,290	—		44,058,265

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds	—	20,123,420	—		20,123,420
Yankee Dollars	—	974,392	—		974,392
Investment Companies	7,672,668	—	—		7,672,668
U.S. Treasury Obligation	—	749,988	—		749,988
Total Investment Securities	7,672,668	21,847,800	—		29,520,468
Other Financial Instruments: (a)
Interest Rate Swaps	—	(197,380)	—		(197,380)
Forward Foreign Currency Contracts	—	318,867	—		318,867
Total Investments	7,672,668	21,969,287	—		29,641,955

Frontier Markets Fund
Investment Securities:
Common Stocks
Common Stocks	124,184,858	—	—		124,184,858
Convertible Corporate Bonds	—	130,035	—		130,035
Warrants	1	—	—	(b)	1
Participatory Notes	—	22,507,176	—		22,507,176
Investment Companies	8,800,798	—	—		8,800,798
Total Investment Securities	132,985,657	22,637,211	—		155,622,868

HSBC FAMILY OF FUNDS 63

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Total Return Fund
Investment Securities:
Foreign Bonds	—	16,255,207	—	16,255,207
Yankee Dollars	—	314,250,759	—	314,250,759
Investment Companies	383,258,492	—	—	383,258,492
Purchased Options	—	584,768	—	584,768
Total Investment Securities	383,258,492	331,090,734	—	714,349,226
Other Financial Instruments: (a)
Interest Rate Swaps	—	1,566,499	—	1,566,499
Credit Default Swaps	—	1,805,681	—	1,805,681
Forward Foreign Currency Contracts	—	6,625,171	—	6,625,171
Total Investments	383,258,492	341,088,085	—	724,346,577

RMB Fixed Income Fund
Investment Securities:
Foreign Bonds	—	11,798,466	—	11,798,466
Certificate of Deposit	—	320,411	—	320,411
Investment Companies	81,174	—	—	81,174
Total Investment Securities	81,174	12,118,877	—	12,200,051
____________________

(a)	Other financial instruments would include any derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(b)	Security was received as part of a private placement offering. The underlying stock price is trading significantly below the strike price of the warrants and the warrants are non-transferable. Security valued at $0 in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2014.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
RMB Fixed Income Fund	0.55

     HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

     HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the RMB Fixed Income Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.275% from the fees paid to the Investment Adviser.

64	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the period ended April 30, 2014, Foreside, as Distributor, also received $115,659 in commissions from sales of the Trusts for Class A Shares, of which $23 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

HSBC FAMILY OF FUNDS       65

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2015, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation(%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
RMB Fixed Income Fund	A	1.45
RMB Fixed Income Fund	I	1.10
RMB Fixed Income Fund	S	1.00

66       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017($)	2016($)	2015($)	2014($)*	Total($)
Emerging Markets Debt Fund	67,386	112,179	159,226	31,279	370,070
Emerging Markets Local Debt Fund	87,798	159,629	218,089	41,089	506,605
Frontier Markets Fund	48,550	201,653	145,285	5,922	401,410
Total Return Fund	—	—	207	N/A	207
RMB Fixed Income Fund	56,618	130,790	51,659	N/A	239,067
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2014 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	8,171,171	11,821,648
Emerging Markets Local Debt Fund	17,522,295	18,954,412
Frontier Markets Fund	66,682,815	21,823,211
Total Return Fund	125,966,947	236,732,318
RMB Fixed Income Fund	3,027,944	3,087,274

     For the period ended April 30, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	1,596,732	1,373,984
Emerging Markets Local Debt Fund	3,503,998	3,767,096
Total Return Fund	73,388,635	166,058,499

6. Investment Risks:

     Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

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HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

     Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of more developed foreign countries.

     Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

     Concentration of Credit Risk: The RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

     Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of a Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

68       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2014 (Unaudited) (continued)

7. Federal Income Tax Information:

     At April 30, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	43,026,816	1,402,944	(488,479)	914,465
Emerging Markets Local Debt Fund	30,802,634	367,282	(1,649,448)	(1,282,166)
Frontier Markets Fund	139,565,434	18,161,888	(2,104,454)	16,057,434
Total Return Fund	713,993,627	4,597,169	(4,241,570)	355,599
RMB Fixed Income Fund	12,158,323	160,786	(119,058)	41,728
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2013 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid($)(1)
Emerging Markets Debt Fund	2,039,967	608,594	2,648,561	—	2,648,561
Emerging Markets Local Debt Fund	802,596	22,983	825,579	62,106	887,685
Frontier Markets Fund	649,627	—	649,627	—	649,627
Total Return Fund	4,959,505	—	4,959,505	—	4,959,505
RMB Fixed Income Fund	430,780	—	430,780	—	430,780
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation)($)	(Deficit) ($)
Emerging Markets
Debt Fund	256,931	—	650,922	907,853	(164,994)	—	377,356	1,120,215
Emerging Markets
Local Debt Fund	—	—	—	—	(127,602)	—	(2,037,448)	(2,165,050)
Frontier Markets
Fund	724,950	—	2,429,295	3,154,245	—	—	3,620,111	6,774,356
Total Return Fund	10,403,605	—	127,940	10,531,545	(647,053)	—	(13,656,248)	(3,771,756)
RMB Fixed
Income Fund	113,692	—	—	113,692	(42,961)	—	561,621	632,352
____________________

*	Dividends payable may differ from the amounts reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested.

8. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the Act. As of April 30, 2014, the Emerging Markets Local Debt Fund and RMB Fixed Income Fund had individual shareholder accounts and/or omnibus shareholder accounts (composed of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 75% of each Fund, respectively.

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       69

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

70       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund.

HSBC FAMILY OF FUNDS       71

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

72       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       73

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13 - 4/30/14	Annualized Expense Ratio During Period 11/1/13 - 4/30/14
Emerging Markets Debt Fund	Class A	$1,000.00	$1,030.40	$6.04	1.20%
	Class I	1,000.00	1,032.90	4.28	0.85%
	Class S	1,000.00	1,033.40	3.78	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	983.90	5.90	1.20%
	Class I	1,000.00	986.80	4.19	0.85%
	Class S	1,000.00	987.30	3.70	0.75%
Frontier Markets Fund	Class A	1,000.00	1,175.10	11.86	2.20%
	Class I	1,000.00	1,176.70	9.98	1.85%
Total Return Fund	Class A	1,000.00	1,022.60	7.72	1.54%
	Class I	1,000.00	1,024.30	5.97	1.19%
	Class S	1,000.00	1,024.80	5.47	1.09%
RMB Fixed Income Fund	Class A	1,000.00	987.50	7.15	1.45%
	Class I	1,000.00	989.20	5.43	1.10%
	Class S	1,000.00	989.70	4.93	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

74       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13 - 4/30/14	Annualized Expense Ratio During Period 11/1/13 - 4/30/14
Emerging Markets Debt Fund	Class A	$1,000.00	$1,018.84	$6.01	1.20%
	Class I	1,000.00	1,020.58	4.26	0.85%
	Class S	1,000.00	1,021.08	3.76	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,018.84	6.01	1.20%
	Class I	1,000.00	1,020.58	4.26	0.85%
	Class S	1,000.00	1,021.08	3.76	0.75%
Frontier Markets Fund	Class A	1,000.00	1,013.88	10.99	2.20%
	Class I	1,000.00	1,015.62	9.25	1.85%
Total Return Fund	Class A	1,000.00	1,017.16	7.70	1.54%
	Class I	1,000.00	1,018.89	5.96	1.19%
	Class S	1,000.00	1,019.39	5.46	1.09%
RMB Fixed Income Fund	Class A	1,000.00	1,017.60	7.25	1.45%
	Class I	1,000.00	1,019.34	5.51	1.10%
	Class S	1,000.00	1,019.84	5.01	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       75

Other Information (Unaudited):

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

76       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, please call 1-888-936-4722 or visit www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-EM-0614	06/14

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Semi-Annual Report
April 30, 2014

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds Semi-Annual Report - April 30, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
Aggressive Strategy Fund	16
Balanced Strategy Fund	17
Moderate Strategy Fund	18
Conservative Strategy Fund	19
Income Strategy Fund	20
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	29
Notes to Financial Statements	34
Investment Adviser Contract Approval	42
Table of Shareholder Expenses	46

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	48
HSBC Opportunity Portfolio	50
Statements of Assets and Liabilities	52
Statements of Operations	53
Statements of Changes in Net Assets	54
Financial Highlights	55
Notes to Financial Statements	56
Investment Adviser Contract Approval	61
Table of Shareholder Expenses	65
Other Information	66

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced modest growth during the six-month period between November 1, 2013 and April 30, 2014. Many economies reported disappointing economic data during the period. A harsh winter in the U.S. dragged on economic growth, while the economies of China and Japan faced some headwinds. Geopolitical concerns, including a crisis in the Ukraine, also weighed on investors. However, U.S. equity markets made significant gains, in our view, as investors grew encouraged by strong corporate earnings and improving economic data late in the period. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) accommodative monetary policy, although the Fed took its first steps toward “tapering” its bond-purchasing program. Upward pressure on interest rates caused bonds to struggle, especially during the first half of the period, though fixed income investments ended the period with modest gains.

In the U.S., steep drops in residential construction and home purchases caused concerns that the recovery of the housing market—a major bright spot throughout much of 2013—was losing steam. Automobile sales and retail sales also declined in early 2014. There was much debate regarding the extent to which the especially cold and snowy winter was to blame for these signs of economic weakness. More positive data emerged in April, showing a significant uptick in retail sales, job growth, industrial output, and consumer confidence. Home sales, however, declined to an eight-month low in March. The unemployment rate declined during the period, though the composition of employment numbers remained a cause of concern. A large number of workers remained underemployed and reliant on part-time and lower-paying jobs. Long-term unemployment declined during the period but remained high. This mixed flow of data was partly offset by more positive news, such as increased lending activity to corporates and consumers, as well as consumer and business sentiment surveys that remained high.

Concerns about slowing growth in emerging markets persisted throughout the period. New data confirmed that the growth of China’s economy is slowing dramatically. Defaults in China’s corporate bond market and poor data on Chinese manufacturing weighed on the global economy. Russia’s annexation of Ukraine’s Crimea region also created uncertainty and led to significant losses for Russian stocks.

Markets did not respond as dramatically as some feared to the first steps of the Fed’s efforts to taper its aggressive quantitative easing policies. Interest rates did rise, however, shortly following the Fed’s first reduction in monthly bond purchases in December. The central bank reduced its monthly bond purchases by $5 billion at each of its last three meetings and Fed Chair Janet Yellen, who assumed the top position at the central bank in early February, indicated the reductions would continue unless there was a significant change in the economic outlook.

U.S. gross domestic product1 (GDP) grew at a rate of 2.6% during the fourth quarter of 2013. A preliminary estimate puts GDP growth during the first quarter of 2014 at -2.9%.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of the 2013. Early in 2014, stocks declined due in part to slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears of broader losses for emerging markets. Robust corporate earnings helped spark gains among stocks in February, in our view, and positive economic data on housing, manufacturing, and employment helped sustain that positive momentum.

The S&P 500 Index1 of large-company stocks returned 8.36% for the six months ending April 2014. Large-cap stocks outperformed small- and mid-cap stocks during that period, and emerging markets generally underperformed developed economies. The Russell 2000 Index1 of small-company stocks returned 3.08% and the MSCI Emerging Market Index1 returned -2.87%.

Japanese stocks declined during the period, as the nation’s economic recovery suffered modest setbacks. Many investors grew concerned that the efforts of the nation’s central bank to revive its economy would not be enough. Meanwhile, European stocks made strong gains during the period, though they lagged behind U.S. markets. Some European economies continued to struggle with the aftermath of the region’s credit crisis, but others posted significant gains. The MSCI EAFE Index1 of international stocks in developed markets returned 4.67% for the period.

Fixed-income securities posted modest gains during the period. Upward pressure on interest rates led to rising yields on U.S. Treasuries during the fourth quarter of 2013, sending prices lower. By the end of the year, investment-grade bonds had fallen more than in any 12-month period since 1994. The picture changed during the following quarter, as yields on Treasuries of most duration declined and debt spreads tightened, leading to strong performance for many bond categories. Bonds with longer maturities made the most significant gains. Slower than expected economic growth and geopolitical turmoil also contributed to the strong first-quarter performance of fixed-income investments. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.74% for the six months through April, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 4.72% during that period. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets posted positive returns for the period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.16% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2014. That compared to an 8.36% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the six-month period ended April 30, 2014: the MSCI EAFE Index1 (4.67% total return), Barclays U.S. Aggregate Bond Index1 (1.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (4.76% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Developed economies grew modestly during the six months through April 30, 2014. The U.S. posted strong economic results early in the period, which helped fuel growth in the equity market. However, as the period wore on, the U.S. reported weakening economic indicators, including slowdowns in the manufacturing sector and the labor market that was likely driven by harsh winter weather in January and February. Meanwhile, the U.S. Federal Reserve (the “Fed”) began winding down its aggressive quantitative easing policies, which included reductions to its large-scale bond-buying program.

Emerging economies faced challenges during the period, raising concerns among investors. In particular, China’s economic growth declined as its manufacturing sector slowed and defaults increased in its corporate bond market. Meanwhile, Russia’s incursion into Ukraine led to significant losses for Russian stocks and fostered uncertainty in global markets.

Despite the uneven economic and geopolitical news, stocks and bonds performed relatively well during the period. Investors’ strong appetites for risk helped fuel gains among developed market stocks, while emerging markets stocks declined on investors’ concerns about the potential for higher interest rates and declining global liquidity. And while the Fed’s tapering strategy contributed to higher bond yields—and lower bond prices—early in the period, yields fell later in the period, fueling modest gains in the fixed-income market.

The Fund benefited from an overweight position in U.S. equities compared to its benchmark. However, a moderate overweight to non-U.S. developed markets equities dragged on performance somewhat, as these stocks underperformed the broader market. We reduced the Fund’s overweight to non-U.S. developed markets equities during the period to reduce the overall allocation to equities as we became cautious on risk. Equities had enjoyed strong performance and valuations were high compared to past averages while corporate earnings revisions were disappointing. Among emerging markets equities, we maintained a neutral exposure relative to the Fund’s benchmark. Despite what we believed to be attractive valuations, we believed weak economic fundamentals and investor sentiment would pose challenges to these stocks in the near term.†

We positioned the Fund with an underweight position in U.S. aggregate bonds, which benefited relative performance. An overweight position in high-yield bonds did not add to the Fund’s performance. The Fund held exposure to emerging markets debt through local currency and hard currency debt. Late in the period, we reduced the Fund’s exposure to local currency and increased exposure to emerging markets bonds denominated in hard currencies. We believed that increased volatility among currencies in countries such as India, Brazil, and South Africa posed risks in local currency debt.

The portfolio’s exposure to alternative investments saw little changed during the period. An overweight position in property hurt the Fund’s relative performance. We reduced the Fund’s private equity exposure from overweight to underweight during the period. That strategy allowed the Fund to realize gains from its private equity holdings, which have performed well in recent years.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2014	Date	Months*	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	-1.04	7.55	13.49	5.82		2.13	2.13
Aggressive Strategy Fund Class B2	2/9/05	-0.08	8.37	13.81	5.92		2.88	2.88
Aggressive Strategy Fund Class C3	6/9/05	2.83	11.31	13.82	6.20		2.88	2.88
S&P 500 Index[5]	—	8.36	20.44	19.14	7.32	[6]	N/A	N/A
MSCI EAFE Index[5]	—	4.67	13.80	14.10	6.31	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	1.74	-0.26	4.88	4.61	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	4.76	6.30	15.81	8.31	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	0.09	1.57	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to April 30, 2014.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 5

Portfolio Reviews (Unaudited)
Balanced Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.19% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2014. That compared to an 8.36% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the six-month period ended April 30, 2014: the MSCI EAFE Index1 (4.67% total return), Barclays U.S. Aggregate Bond Index1 (1.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (4.76% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Developed economies grew modestly during the six months through April 30, 2014. The U.S. posted strong economic results early in the period, which helped fuel growth in the equity market. However, as the period wore on, the U.S. reported weakening economic indicators, including slowdowns in the manufacturing sector and the labor market that were likely driven by harsh winter weather in January and February. Meanwhile, the U.S. Federal Reserve (the “Fed”) began winding down its aggressive quantitative easing policies, which included reductions to its large-scale bond-buying program.

Emerging economies faced challenges during the period, raising concerns among investors. In particular, China’s economic growth declined as its manufacturing sector slowed and defaults increased in its corporate bond market. Meanwhile, Russia’s incursion into Ukraine led to significant losses for Russian stocks and fostered uncertainty in global markets.

Despite the uneven economic and geopolitical news, stocks and bonds performed relatively well during the period. Investors’ strong appetites for risk helped fuel gains among developed market stocks, while emerging markets stocks declined on investors’ concerns about the potential for higher interest rates and declining global liquidity. And while the Fed’s tapering strategy contributed to higher bond yields—and lower bond prices—early in the period, yields fell later in the period, fueling modest gains in the fixed-income market.

The Fund benefited from an overweight position in U.S. equities compared to its benchmark. However, a moderate overweight to non-U.S. developed markets equities dragged on performance somewhat, as these stocks underperformed the broader market. We reduced the Fund’s overweight to non-U.S. developed markets equities during the period to reduce the overall allocation to equities as we became cautious on risk. Equities had enjoyed strong performance and valuations were high compared to past averages while corporate earnings revisions were disappointing. Among emerging markets equities, we maintained a neutral exposure relative to the Fund’s benchmark. Despite what we believed to be attractive valuations, we believed weak economic fundamentals and investor sentiment would pose challenges to these stocks in the near term.†

We positioned the Fund with an underweight position in U.S. aggregate bonds, which benefited relative performance. An overweight position in high-yield bonds did not add materially to the Fund’s performance. The Fund held exposure to emerging markets debt through local currency and hard currency debt. Late in the period, we reduced the Fund’s exposure to local currency and increased exposure to emerging markets bonds denominated in hard currencies. We believed that increased volatility among currencies in countries such as India, Brazil, and South Africa posed risks in local currency debt. That strategy modestly hurt relative performance.†

During the period, the portfolio’s exposure to alternative investments saw little change, and the Fund was hurt by an underweight position in commodities, which performed strongly. An overweight position in property hurt the Fund’s relative performance. Additionally, we reduced the Fund’s private equity exposure from overweight to underweight. That strategy allowed the Fund to realize gains from its private equity holdings, which have performed well in recent years.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]
As of April 30, 2014	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	-1.04	4.04	12.50	5.83		1.70	1.70
Balanced Strategy Fund Class B2	2/1/05	-0.03	4.76	12.81	6.02		2.45	2.45
Balanced Strategy Fund Class C3	4/27/05	2.86	7.75	12.82	6.30		2.45	2.45
S&P 500 Index[5]	—	8.36	20.44	19.14	7.34	[6]	N/A	N/A
MSCI EAFE Index[5]	—	4.67	13.80	14.10	6.29	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	1.74	-0.26	4.88	4.68	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	4.76	6.30	15.81	8.39	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	0.09	1.56	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to April 30, 2014.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Moderate Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 3.58% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2014. That compared to a 1.74% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six-month period ended April 30, 2014: the S&P 500 Index1 (8.36% total return), MSCI EAFE Index1 (4.67% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (4.76% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Developed economies grew modestly during the six months through April 30, 2014. The U.S. posted strong economic results early in the period, which helped fuel growth in the equity market. However, as the period wore on, the U.S. reported weakening economic indicators, including slowdowns in the manufacturing sector and the labor market that was likely driven by harsh winter weather in January and February. Meanwhile, the U.S. Federal Reserve (the “Fed”) began winding down its aggressive quantitative easing policies, which included reductions to its large-scale bond-buying program.

Emerging economies faced challenges during the period, raising concerns among investors. In particular, China’s economic growth declined as its manufacturing sector slowed and defaults increased in its corporate bond market. Meanwhile, Russia’s incursion into Ukraine led to significant losses for Russian stocks and fostered uncertainty in global markets.

Despite the uneven economic and geopolitical news, stocks and bonds performed relatively well during the period. Investors’ strong appetites for risk helped fuel gains among developed market stocks, while emerging markets stocks declined on investors’ concerns about the potential for higher interest rates and declining global liquidity. And while the Fed’s tapering strategy contributed to higher bond yields—and lower bond prices—early in the period, yields fell later in the period, fueling modest gains in the fixed-income market.

The Fund benefited from overweight positions in U.S. and non-U.S. developed market equities compared to its benchmark. We reduced the Fund’s overweight to non-U.S. developed markets equities during the period to reduce the overall allocation to equities as we became cautious on risk. Equities had enjoyed strong performance and valuations were high compared to past averages while corporate earnings revisions were disappointing. Among emerging markets equities, we maintained a neutral exposure relative to the Fund’s benchmark. Despite what we believed to be attractive valuations, we believed weak economic fundamentals and investor sentiment would pose challenges to these stocks in the near term.†

We positioned the Fund with an underweight position in U.S. aggregate bonds, which benefited relative performance. An overweight position in high-yield bonds did not add materially to the Fund’s performance. The Fund held exposure to emerging markets debt through local currency and hard currency debt. Late in the period, we reduced the Fund’s exposure to local currency and increased exposure to emerging markets bonds denominated in hard currencies. We believed that increased volatility among currencies in countries such as India, Brazil, and South Africa posed risks in local currency debt. That strategy modestly hurt relative performance.†

The portfolio’s exposure to alternative investments saw little change during the period. The Fund was hurt by an underweight position in commodities, which performed strongly during the period. An overweight position in property did not benefit the Fund’s relative performance. A slight underweight position in absolute return investments benefited performance. We reduced the Fund’s private equity exposure from overweight to underweight during the period. That strategy allowed the Fund to realize gains from its private equity holdings, which have performed well in recent years.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]
As of April 30, 2014	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	-1.62	0.98	10.60	5.10		1.76	1.76
Moderate Strategy Fund Class B2	2/1/05	-0.80	1.53	10.90	5.24		2.51	2.51
Moderate Strategy Fund Class C3	6/9/05	2.18	4.53	10.90	5.26		2.51	2.51
Barclays U.S. Aggregate Bond Index[5]	—	1.74	-0.26	4.88	4.68	[6]	N/A	N/A
S&P 500 Index[5]	—	8.36	20.44	19.14	7.34	[6]	N/A	N/A
MSCI EAFE Index[5]	—	4.67	13.80	14.10	6.29	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	4.76	6.30	15.81	8.39	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	0.09	1.56	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to April 30, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.84% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2014. That compared to an 1.74% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six-month period ended April 30, 2014: the S&P 500 Index1 (8.36% total return), MSCI EAFE Index1 (4.67% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (4.76% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Developed economies grew modestly during the six months through April 30, 2014. The U.S. posted strong economic results early in the period, which helped fuel growth in the equity market. However, as the period wore on, the U.S. reported weakening economic indicators, including slowdowns in the manufacturing sector and the labor market that was likely driven by harsh winter weather in January and February. Meanwhile, the U.S. Federal Reserve (the “Fed”) began winding down its aggressive quantitative easing policies, which included reductions to its large-scale bond-buying program.

Emerging economies faced challenges during the period, raising concerns among investors. In particular, China’s economic growth declined as its manufacturing sector slowed and defaults increased in its corporate bond market. Meanwhile, Russia’s incursion into Ukraine led to significant losses for Russian stocks and fostered uncertainty in global markets.

Despite the uneven economic and geopolitical news, stocks and bonds performed relatively well during the period. Investors’ strong appetites for risk helped fuel gains among developed market stocks, while emerging markets stocks declined on investors’ concerns about the potential for higher interest rates and declining global liquidity. And while the Fed’s tapering strategy contributed to higher bond yields—and lower bond prices—early in the period, yields fell later in the period, fueling modest gains in the fixed-income market.

The Fund benefited from overweight positions in U.S. and non-U.S. developed market equities compared to its benchmark. We reduced the Fund’s overweight to non-U.S. developed markets equities during the period to reduce the overall allocation to equities as we became cautious on risk. Equities had enjoyed strong performance and valuations were high compared to past averages while corporate earnings revisions were disappointing. Among emerging markets equities, we maintained a neutral exposure relative to the Fund’s benchmark. Despite what we believed to be attractive valuations, we believed weak economic fundamentals and investor sentiment would pose challenges to these stocks in the near term.†

We positioned the Fund with an underweight position in U.S. aggregate bonds, which benefited relative performance. An overweight position in high-yield bonds did not add materially to the Fund’s performance. The Fund held exposure to emerging markets debt through local currency and hard currency debt. Late in the period, we reduced the Fund’s exposure to local currency and increased exposure to emerging markets bonds denominated in hard currencies. We believed that increased volatility among currencies in countries such as India, Brazil, and South Africa posed risks in local currency debt. That strategy modestly hurt relative performance.

During the period, the portfolio’s exposure to alternative investments saw little change. The Fund was hurt by an underweight position in commodities, which performed strongly during the period. An overweight position in property did not benefit the Fund’s relative performance. A slight underweight position in absolute return investments benefited performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]
As of April 30, 2014	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-2.32	-1.86	8.35	4.30		1.94	1.94
Conservative Strategy Fund Class B2	2/17/05	-1.47	-1.31	8.63	4.33		2.69	2.69
Conservative Strategy Fund Class C3	4/19/05	1.50	1.68	8.64	4.79		2.69	2.69
Barclays U.S. Aggregate Bond Index[5]	—	1.74	-0.26	4.88	4.70	[6]	N/A	N/A
S&P 500 Index[5]	—	8.36	20.44	19.14	7.24	[6]	N/A	N/A
MSCI EAFE Index[5]	—	4.67	13.80	14.10	6.03	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	4.76	6.30	15.81	8.30	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	0.09	1.57	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to April 30, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Income Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.38% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2014. That compared to a 1.74% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six-month period ended April 30, 2014: the S&P 500 Index1 (8.36% total return), MSCI EAFE index (4.67% total return), Barclays U.S. Aggregate Bond Index1 (1.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (4.76% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Developed economies grew modestly during the six months through April 30, 2014. The U.S. posted strong economic results early in the period, which helped fuel growth in the equity market. However, as the period wore on, the U.S. reported weakening economic indicators, including slowdowns in the manufacturing sector and the labor market that was likely driven by harsh winter weather in January and February. Meanwhile, the U.S. Federal Reserve (the “Fed”) began winding down its aggressive quantitative easing policies, which included reductions to its large-scale bond-buying program.

Emerging economies faced challenges during the period, raising concerns among investors. In particular, China’s economic growth declined as its manufacturing sector slowed and defaults increased in its corporate bond market. Meanwhile, Russia’s incursion into Ukraine led to significant losses for Russian stocks and fostered uncertainty in global markets.

Despite the uneven economic and geopolitical news, stocks and bonds performed relatively well during the period. Investors’ strong appetites for risk helped fuel gains among developed market stocks, while emerging markets stocks declined on investors’ concerns about the potential for higher interest rates and declining global liquidity. And while the Fed’s tapering strategy contributed to higher bond yields—and lower bond prices—early in the period, yields fell later in the period, fueling modest gains in the fixed-income market.

The Fund benefited from overweight positions in U.S. and non-U.S. developed market equities compared to its benchmark. We reduced the Fund’s overweight to non-U.S. developed markets equities during the period to reduce the overall allocation to equities as we became cautious on risk. Equities had enjoyed strong performance and valuations were high compared to past averages while corporate earnings revisions were disappointing.†

We positioned the Fund with an underweight position in U.S. aggregate bonds and an overweight position in high-yield bonds. These positions benefited the Fund’s relative performance during the period. The Fund held an overweight exposure to emerging markets debt through local currency and hard currency debt. Late in the period, we reduced the Fund’s exposure to local currency and increased exposure to emerging markets bonds denominated in hard currencies. We believed that increased volatility among currencies in countries such as India, Brazil, and South Africa posed risks in local currency debt. That strategy modestly hurt relative performance. The Fund was helped by an overweight exposure to property investments as this asset class outperformed U.S. aggregate bonds and emerging market debt.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]
As of April 30, 2014	Inception Date	Six Months*	1 Year	Since Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-2.51	-3.95	2.35		14.42	2.28
Income Strategy Fund Class B2	3/20/12	-1.97	-3.77	3.04		15.17	3.03
Income Strategy Fund Class C3	3/20/12	1.01	-0.92	3.90		15.17	3.03
Barclays U.S. Aggregate Bond Index[5]	—	1.74	-0.26	2.42	[6]	N/A	N/A
S&P 500 Index[5]	—	8.36	20.44	17.38	[6]	N/A	N/A
MSCI EAFE Index[5]	—	4.67	13.80	14.50	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	4.76	6.30	10.11	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	0.06	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other then the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to April 30, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition*
April 30, 2014 (Unaudited)

HSBC Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	57.6
International Equities	26.6
Fixed Income	9.5
Alternatives	5.4
Cash	0.9
Total	100.0

HSBC Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	41.6
Fixed income	29.8
International Equities	16.9
Alternatives	9.9
Cash	1.8
Total	100.0

HSBC Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	45.2
Domestic Equities	28.2
International Equities	14.6
Alternatives	9.6
Cash	2.4
Total	100.0

HSBC Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	62.4
Domestic Equities	17.4
International Equities	8.7
Alternatives	9.0
Cash	2.5
Total	100.0

HSBC Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	77.2
Domestic Equities	9.3
International Equities	6.6
Alternatives	4.7
Cash	2.2
Total	100.0

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	8.8%
Internet Software & Services	8.7%
IT Services	6.7%
Media	6.4%
Internet & Catalog Retail	5.0%
Software	4.6%
Road & Rail	4.4%
Capital Markets	4.3%
Chemicals	4.2%
Specialty Retail	4.1%
Hotels, Restaurants & Leisure	3.5%
Technology Hardware, Storage &
Peripherals	3.4%
Oil, Gas & Consumable Fuels	3.3%
Health Care Providers & Services	3.1%
Aerospace & Defense	2.9%
Textiles, Apparel & Luxury Goods	2.7%
Machinery	2.6%
Food & Staples Retailing	2.3%
Semiconductors & Semiconductor
Equipment	2.2%
Pharmaceuticals	2.1%
Real Estate Investment Trusts (REITs)	2.0%
Investment Companies	1.8%
Energy Equipment & Services	1.6%
Communications Equipment	1.5%
Wireless Telecommunication
Services	1.5%
Health Care Technology	1.5%
Auto Components	1.3%
Professional Services	1.3%
Diversified Financial Services	1.2%
Airlines	1.0%
Total	100.0%
____________________

*	Portfolio composition is subject to change.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2014 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Chemicals	8.5%
Specialty Retail	6.1%
Biotechnology	6.0%
Oil, Gas & Consumable Fuels	5.9%
Machinery	5.6%
Health Care Equipment & Supplies	4.7%
Software	4.6%
IT Services	4.2%
Household Durables	3.7%
Health Care Providers & Services	3.5%
Aerospace & Defense	3.1%
Construction Materials	3.0%
Professional Services	3.0%
Life Sciences Tools & Services	3.0%
Trading Companies & Distributors	2.9%
Electrical Equipment	2.8%
Containers & Packaging	2.7%
Banks	2.5%
Road & Rail	2.4%
Semiconductors & Semiconductor
Equipment	2.2%
Communications Equipment	2.0%
Pharmaceuticals	1.9%
Diversified Consumer Services	1.7%
Real Estate Management &
Development	1.7%
Capital Markets	1.6%
Health Care Technology	1.6%
Energy Equipment & Services	1.5%
Insurance	1.4%
Real Estate Investment Trusts
(REITs)	1.2%
Electronic Equipment, Instruments &
Components	0.9%
Internet Software & Services	0.8%
Hotels, Restaurants & Leisure	0.8%
Construction & Engineering	0.7%
Auto Components	0.6%
Investment Companies	0.6%
Media	0.6%
Total	100.0%
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       15

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Affiliated Investment Companies—1.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	13,227	137,160
HSBC Prime Money Market Fund,
Class I Shares, 0.06% (a)	139,993	139,993
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $274,194)		277,153

Affiliated Portfolios—11.5%

HSBC Growth Portfolio		1,364,253
HSBC Opportunity Portfolio		742,665
TOTAL AFFILIATED PORTFOLIOS		2,106,918

Unaffiliated Investment Companies—44.4%

Artisan Value Fund, Investor Shares	65,270	912,481
Brookfield Global Listed Real Estate
Fund, Institutional Shares	9,372	121,275
Brown Advisory Growth Equity Fund,
Institutional Shares	49,342	909,370
Columbia High Yield Bond Fund,
Class Z Shares	246,788	747,768
CRM Small/Mid Cap Value Fund,
Institutional Shares	41,512	750,532
Delaware Emerging Markets Fund,
Institutional Shares	62,741	1,010,762
JPMorgan Equity Income Fund,
Select Shares	103,797	1,384,652
JPMorgan High Yield Fund,
Select Shares	91,211	737,895
Metropolitan West Total Return Bond,
Institutional Shares	13,747	147,647
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01% (a)	33,977	33,977
Principal Global Real Estate Securities
Fund, Institutional Shares	14,542	126,076
Trilogy Emerging Markets Equity Fund,
Institutional Shares	143,472	1,235,295
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $7,290,082)		8,117,730

Exchange Traded Funds—43.5%

iShares MSCI EAFE ETF	35,391	2,417,913
iShares MSCI Emerging Markets ETF	5,955	246,120
PowerShares Global Listed Private
Equity Portfolio ETF	61,705	731,821
SPDR S&P 500 ETF Trust	24,290	4,576,965
TOTAL EXCHANGE TRADED
FUNDS (COST $6,565,962)		7,972,819
TOTAL INVESTMENT
SECURITIES—100.9%		18,474,620
____________________

Percentages indicated are based on net assets of $18,307,766.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
ETF -	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Affiliated Investment Companies—10.8%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	346,467	3,592,866
HSBC Emerging Markets Local Debt
Fund, Class I Shares	86,273	761,790
HSBC Prime Money Market Fund,
Class I Shares, 0.06% (a)	883,265	883,265
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,334,956)		5,237,921

Affiliated Portfolios—8.2%

HSBC Growth Portfolio		2,605,769
HSBC Opportunity Portfolio		1,409,203
TOTAL AFFILIATED PORTFOLIOS		4,014,972

Unaffiliated Investment Companies—48.5%

Artisan Value Fund, Investor Shares	125,958	1,760,886
Brookfield Global Listed Real Estate
Fund, Institutional Shares	78,489	1,015,642
Brown Advisory Growth Equity Fund,
Institutional Shares	94,572	1,742,970
Columbia High Yield Bond Fund,
Class Z Shares	1,158,977	3,511,702
CRM Small/Mid Cap Value Fund,
Institutional Shares	78,468	1,418,702
Delaware Emerging Markets Fund,
Institutional Shares	84,514	1,361,525
Janus Flexible Bond Fund,
Institutional Shares	37,263	393,121
JPMorgan Equity Income Fund,
Select Shares	197,498	2,634,620
JPMorgan High Yield Fund,
Select Shares	433,166	3,504,310
Lord Abbett Core Fixed Income Fund,
Institutional Shares	48,544	531,066
Metropolitan West Total Return Bond,
Institutional Shares	32,003	343,710
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	247,286	1,505,973
PIMCO Total Return Fund,
Institutional Shares	66,709	723,124
Principal Global Real Estate Securities
Fund, Institutional Shares	120,589	1,045,504
T. Rowe Price New Income Fund,
Retail Shares	57,134	541,626
Trilogy Emerging Markets Equity Fund,
Institutional Shares	187,406	1,613,562
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $22,407,456)		23,648,043

Exchange Traded Funds—32.8%

iShares iBoxx $ Investment Grade
Corporate Bond	5,169	610,717
iShares MSCI EAFE ETF	70,282	4,801,666
iShares MSCI Emerging Markets ETF	12,557	518,981
PowerShares Global Listed Private
Equity Portfolio ETF	108,916	1,291,744
SPDR S&P 500 ETF Trust	46,469	8,756,154
TOTAL EXCHANGE TRADED
FUNDS (COST $13,307,220)		15,979,262
TOTAL INVESTMENT
SECURITIES—100.3%		48,880,198
____________________

Percentages indicated are based on net assets of $48,718,952.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
ETF -	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Affiliated Investment Companies—12.6%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	320,969	3,328,448
HSBC Emerging Markets Local Debt
Fund, Class I Shares	128,058	1,130,755
HSBC Prime Money Market Fund,
Class I Shares, 0.06%(a)	1,048,695	1,048,695
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,597,464)		5,507,898

Affiliated Portfolios—5.6%

HSBC Growth Portfolio		1,577,718
HSBC Opportunity Portfolio		858,065
TOTAL AFFILIATED PORTFOLIOS		2,435,783

Unaffiliated Investment Companies—57.3%

Artisan Value Fund, Investor Shares	75,841	1,060,263
ASG Global Alternatives Fund,
Class Y Shares	29,575	325,621
Brookfield Global Listed Real Estate
Fund, Institutional Shares	65,775	851,130
Brown Advisory Growth Equity Fund,
Institutional Shares	56,525	1,041,748
Columbia High Yield Bond Fund,
Class Z Shares	1,019,369	3,088,689
CRM Small/Mid Cap Value Fund,
Institutional Shares	47,406	857,098
Delaware Emerging Markets Fund,
Institutional Shares	54,893	884,333
Janus Flexible Bond Fund,
Institutional Shares	119,481	1,260,525
JPMorgan Equity Income Fund,
Select Shares	119,059	1,588,242
JPMorgan High Yield Fund,
Select Shares	380,987	3,082,188
Lord Abbett Core Fixed Income Fund,
Institutional Shares	165,124	1,806,452
Metropolitan West Total Return Bond,
Institutional Shares	121,695	1,307,001
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	260,505	1,586,475
PIMCO Total Return Fund,
Institutional Shares	224,798	2,436,807
Principal Global Real Estate Securities
Fund, Institutional Shares	96,616	837,661
T. Rowe Price New Income Fund,
Retail Shares	192,723	1,827,014
Trilogy Emerging Markets Equity Fund,
Institutional Shares	124,339	1,070,555
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $24,354,416)		24,911,802

Exchange Traded Funds—24.7%

iShares iBoxx $ Investment Grade
Corporate Bond	3,700	437,155
iShares MSCI EAFE ETF	60,088	4,105,212
iShares MSCI Emerging
Markets ETF	7,566	312,703
PowerShares Global Listed Private
Equity Portfolio ETF	51,690	613,043
SPDR S&P 500 ETF Trust	28,158	5,305,812
TOTAL EXCHANGE TRADED
FUNDS (COST $8,960,567)		10,773,925
TOTAL INVESTMENT
SECURITIES—100.2%		43,629,408
____________________

Percentages indicated are based on net assets of $43,563,470.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
ETF -	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Affiliated Investment Companies—12.8%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	139,712	1,448,815
HSBC Emerging Markets Local Debt
Fund, Class I Shares	76,385	674,477
HSBC Prime Money Market Fund,
Class I Shares, 0.06%(a)	524,986	524,986
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $2,702,400)		2,648,278

Affiliated Portfolios—3.4%

HSBC Growth Portfolio		457,764
HSBC Opportunity Portfolio		252,775
TOTAL AFFILIATED PORTFOLIOS		710,539

Unaffiliated Investment Companies—67.6%

Artisan Value Fund, Investor Shares	22,483	314,306
ASG Global Alternatives Fund,
Class Y Shares	37,860	416,843
Brookfield Global Listed Real Estate
Fund, Institutional Shares	31,479	407,341
Brown Advisory Growth Equity Fund,
Institutional Shares	16,988	313,098
Columbia High Yield Bond Fund,
Class Z Shares	450,483	1,364,964
CRM Small/Mid Cap Value Fund,
Institutional Shares	13,891	251,146
Delaware Emerging Markets Fund,
Institutional Shares	6,226	100,297
Janus Flexible Bond Fund,
Institutional Shares	110,198	1,162,590
JPMorgan Equity Income Fund,
Select Shares	35,851	478,249
JPMorgan High Yield Fund,
Select Shares	168,365	1,362,071
Lord Abbett Core Fixed Income Fund,
Institutional Shares	149,087	1,631,007
Metropolitan West Total Return Bond,
Institutional Shares	107,640	1,156,051
PIMCO Commodity
RealReturn Strategy Fund,
Institutional Shares	103,133	628,082
PIMCO Total Return Fund,
Institutional Shares	200,448	2,172,860
Principal Global Real Estate Securities
Fund, Institutional Shares	47,549	412,254
T. Rowe Price New Income Fund,
Retail Shares	171,651	1,627,252
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,415	124,115
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $13,640,667)		13,922,526

Exchange Traded Funds—16.8%

iShares iBoxx $ Investment Grade
Corporate Bond	2,630	310,735
iShares MSCI EAFE ETF	23,197	1,584,818
SPDR S&P 500 ETF Trust	8,260	1,556,432
TOTAL EXCHANGE TRADED
FUNDS (COST $2,870,022)		3,451,985
TOTAL INVESTMENT
SECURITIES—100.6%		20,733,328
____________________

Percentages indicated are based on net assets of $20,618,433.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
ETF -	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Affiliated Investment Companies—10.7%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	6,105	63,309
HSBC Emerging Markets Local Debt
Fund, Class I Shares	5,715	50,467
HSBC Prime Money Market Fund, Class I
Shares, 0.06% (a)	28,854	28,854
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $146,660)		142,630

Unaffiliated Investment Companies—88.4%

Brookfield Global Listed Real Estate
Fund, Institutional Shares	2,451	31,722
Columbia High Yield Bond Fund,
Class Z Shares	22,734	68,883
Eaton Vance Floating - Rate Fund,
Institutional Shares	5,725	52,273
Federated Strategic Value Dividend Fund,
Institutional Shares	9,529	58,892
Janus Flexible Bond Fund,
Institutional Shares	10,156	107,148
JPMorgan Equity Income Fund,
Select Shares	4,585	61,159
JPMorgan High Yield Fund,
Select Shares	8,489	68,678
Lord Abbett Core Fixed Income Fund,
Institutional Shares	13,686	149,730
Metropolitan West Total Return Bond,
Institutional Shares	9,959	106,960
PIMCO Total Return Fund,
Institutional Shares	18,344	198,852
Principal Global Real Estate Securities
Fund, Institutional Shares	3,567	30,924
T. Rowe Price International Growth &
Income Fund, Retail Shares	5,450	87,806
T. Rowe Price New Income Fund,
Retail Shares	15,768	149,479
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $1,164,162)		1,172,506

Exchange Traded Fund—1.0%

iShares iBoxx $ Investment Grade
Corporate Bond	110	12,997
TOTAL EXCHANGE TRADED
FUND (COST $13,003)		12,997
TOTAL INVESTMENT
SECURITIES—100.1%		1,328,133
____________________

Percentages indicated are based on net assets of $1,327,310.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	2,106,918	4,014,972	2,435,783	710,539	—
Investments in Affiliated Investment Companies, at value(a)	277,153	5,237,921	5,507,898	2,648,278	142,630
Investments in non-affiliates, at value	16,090,549	39,627,305	35,685,727	17,374,511	1,185,503
Total Investments	18,474,620	48,880,198	43,629,408	20,733,328	1,328,133
Cash	4,961	—	11,685	—	—
Interest and dividends receivable	20,072	38,677	23,237	6,936	2,708
Receivable for capital shares issued	923	21,857	11,037	15,783	225
Receivable for investments sold	2,316	72,468	34,197	114,821	3,667
Receivable from Investment Adviser	—	—	—	—	9,331
Prepaid expenses	6,931	6,355	7,637	5,532	7,231
Total Assets	18,509,823	49,019,555	43,717,201	20,876,400	1,351,295
Liabilities:
Cash overdraft	—	34,853	—	85,575	—
Dividends payable	—	—	—	—	18
Payable for investments purchased	41,255	37,438	45,802	29,112	2
Payable for capital shares redeemed	119,298	145,790	30,081	93,288	2,181
Accrued expenses and other liabilities:
Investment Management	3,755	10,011	8,914	4,268	—
Administration	384	1,025	913	437	55
Distribution fees	4,277	12,412	11,189	7,289	629
Shareholder Servicing	3,770	10,010	8,926	4,304	295
Accounting	179	182	188	195	73
Custodian	5,820	9,807	9,549	9,074	6,973
Transfer Agent	8,631	14,877	14,836	8,864	4,391
Trustee	172	458	408	195	12
Other	14,516	23,740	22,925	15,366	9,356
Total Liabilities	202,057	300,603	153,731	257,967	23,985
Net Assets	$18,307,766	$48,718,952	$43,563,470	$20,618,433	$1,327,310

Composition of Net Assets:
Capital	14,733,458	42,014,228	39,434,838	19,219,327	1,316,348
Accumulated net investment income (loss)	(83,020)	(110,609)	(98,147)	(44,111)	(1,410)
Accumulated net realized gains (losses) from investments	782,103	1,653,360	1,106,972	380,995	8,064
Net unrealized appreciation/depreciation on investments	2,875,225	5,161,973	3,119,807	1,062,222	4,308
Net Assets	$18,307,766	$48,718,952	$43,563,470	$20,618,433	$1,327,310

Net Assets:
Class A Shares	$11,367,268	$28,691,224	$25,584,931	$8,953,171	$303,623
Class B Shares	5,226,436	14,473,494	13,718,375	8,070,497	405,509
Class C Shares	1,714,062	5,554,234	4,260,164	3,594,765	618,178
Total	$18,307,766	$48,718,952	$43,563,470	$20,618,433	$1,327,310
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	749,314	2,076,451	2,019,878	759,748	29,481
Class B Shares	361,549	1,047,651	1,084,836	694,999	39,458
Class C Shares	119,119	401,455	347,194	300,421	60,172
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$15.17	$13.82	$12.67	$11.78	$10.30
Class B Shares(b)	$14.46	$13.82	$12.65	$11.61	$10.28
Class C Shares(b)	$14.39	$13.84	$12.27	$11.97	$10.27
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A Shares	$15.97	$14.55	$13.34	$12.40	$10.81
Investments in Affiliated Investment Companies, at Cost(a)	$274,194	$5,334,956	$5,597,464	$2,702,400	$146,660
Investments in non-affiliates, at cost	$13,856,044	$35,714,676	$33,314,983	$16,510,689	$1,177,165
____________________

(a)

Investments in the affiliated investment companies include the HSBC Prime money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	21

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the six months ended April 30, 2014 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	197,558	548,016	480,472	229,809	19,360
Investment income from affiliated investments(a)	12,250	122,608	117,265	54,555	2,716
Expenses from Affiliated Portfolios	(8,087)	(15,699)	(9,438)	(2,833)	—
Total Investment Income	201,721	654,925	588,299	281,531	22,076

Expenses:
Investment Management	22,683	61,019	53,948	26,018	1,624
Administration:
Class A Shares	1,426	3,644	3,136	1,139	76
Class B Shares	685	1,904	1,859	1,085	102
Class C Shares	209	692	522	437	154
Distribution:
Class B Shares	20,104	55,864	54,557	31,848	1,488
Class C Shares	6,124	20,299	15,311	12,808	2,258
Shareholder Servicing:
Class A Shares	13,941	35,631	30,658	11,133	375
Class B Shares	6,701	18,622	18,186	10,616	496
Class C Shares	2,041	6,766	5,104	4,270	753
Accounting	10,250	10,277	10,286	10,272	23,119
Audit	8,003	8,003	8,003	8,003	8,003
Compliance services	91	238	204	102	12
Custodian	10,532	18,468	19,264	16,268	12,785
Printing	5,082	13,898	12,205	5,988	351
Transfer Agent	28,491	50,573	50,826	29,708	13,421
Trustee	276	748	665	328	36
Registration fees	9,199	8,580	9,444	7,759	9,004
Other	2,577	5,765	5,560	2,645	872
Total expenses before fee and expense reductions	148,415	320,991	299,738	180,427	74,929
Fees contractually reduced/reimbursed by Investment Adviser	—	—	—	—	(61,442)
Net Expenses	148,415	320,991	299,738	180,427	13,487

Net Investment Income	53,306	333,934	288,561	101,104	8,589

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	266,663	459,366	297,765	78,103	(4,818)
Net realized gains (losses) from non-affiliated investment securities	371,033	838,950	522,694	279,115	6,089
Net realized gains distributions from affiliated underlying funds	3,489	53,806	50,140	22,502	1,006
Net realized gains distributions from non-affiliated underlying funds	181,984	499,184	421,754	213,300	9,214
Change in unrealized appreciation/depreciation on affiliated investments(a)	(194,514)	(410,066)	(315,966)	(106,225)	1,287
Change in unrealized appreciation/depreciation
on non-affiliated investments	40,894	151,190	159,699	(46,526)	4,977
Net realized/unrealized gains (losses) on investments	669,549	1,592,430	1,136,086	440,269	17,755
Change in net assets resulting from operations	$722,855	$1,926,364	$1,424,647	$541,373	$26,344
____________________

(a)      Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

22 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the six		For the six
	months	For the	months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$53,306	$101,323	$333,934	$747,850
Net realized gains (losses) from investments	823,169	1,329,320	1,851,306	3,187,260
Change in unrealized appreciation/depreciation on investments	(153,620)	2,165,704	(258,876)	3,363,436
Change in net assets resulting from operations	722,855	3,596,347	1,926,364	7,298,546

Dividends:
Net investment income:
Class A Shares	(125,982)	(31,802)	(601,570)	(526,976)
Class B Shares	(22,045)	—	(194,300)	(168,352)
Class C Shares	(7,596)	—	(70,394)	(59,678)

Net realized gains:
Class A Shares	(621,343)	—	(1,716,444)	—
Class B Shares	(323,193)	—	(905,303)	—
Class C Shares	(97,829)	—	(326,412)	—
Change in net assets resulting from shareholder dividends	(1,197,988)	(31,802)	(3,814,423)	(755,006)
Change in net assets resulting from capital transactions	400,264	(2,901,389)	684,298	(8,823,314)
Change in net assets	(74,869)	663,156	(1,203,761)	(2,279,774)

Net Assets:
Beginning of period	18,382,635	17,719,479	49,922,713	52,202,487
End of period	$18,307,766	$18,382,635	$48,718,952	$49,922,713
Accumulated net investment income (loss)	$(83,020)	$19,297	$(110,609)	$421,721

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the six		For the six
	months	For the	months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$637,217	$1,119,903	$1,413,522	$3,539,929
Dividends reinvested	738,248	31,467	2,260,504	512,520
Value of shares redeemed	(827,151)	(2,321,459)	(2,584,645)	(8,512,370)
Class A Shares capital transactions	548,314	(1,170,089)	1,089,381	(4,459,921)

Class B Shares:
Proceeds from shares issued	68,114	222,109	658	670,001
Dividends reinvested	337,771	—	1,079,533	166,080
Value of shares redeemed	(640,280)	(1,586,642)	(1,692,992)	(4,094,807)
Class B Shares capital transactions	(234,395)	(1,364,533)	(612,801)	(3,258,726)

Class C Shares:
Proceeds from shares issued	227,002	216,625	552,972	1,158,773
Dividends reinvested	104,719	—	388,793	58,220
Value of shares redeemed	(245,376)	(583,392)	(734,047)	(2,321,660)
Class C Shares capital transactions	86,345	(366,767)	207,718	(1,104,667)
Change in net assets resulting from capital transactions	$400,264	$(2,901,389)	$684,298	$(8,823,314)

SHARE TRANSACTIONS:
Class A Shares:
Issued	42,141	80,079	102,533	264,663
Reinvested	49,118	2,391	165,449	40,135
Redeemed	(54,925)	(163,112)	(189,237)	(636,383)
Change in Class A Shares	36,334	(80,642)	78,745	(331,585)

Class B Shares:
Issued	4,669	16,573	35	50,599
Reinvested	23,692	—	79,275	12,975
Redeemed	(44,526)	(119,259)	(122,506)	(306,391)
Change in Class B Shares	(16,165)	(102,686)	(43,196)	(242,817)

Class C Shares:
Issued	15,865	15,890	40,204	86,274
Reinvested	7,371	—	28,509	4,545
Redeemed	(17,314)	(43,405)	(53,588)	(172,661)
Change in Class C Shares	5,922	(27,515)	15,125	(81,842)

24 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the six		For the six
	months	For the	months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$288,561	$689,015	$101,104	$297,333
Net realized gains (losses) from investments	1,292,353	2,229,529	593,020	792,940
Change in unrealized appreciation/depreciation on investments	(156,267)	1,569,262	(152,751)	182,798
Change in net assets resulting from operations	1,424,647	4,487,806	541,373	1,273,071

Dividends:
Net investment income:
Class A Shares	(295,054)	(535,629)	(97,550)	(210,889)
Class B Shares	(126,310)	(246,797)	(68,005)	(148,678)
Class C Shares	(36,506)	(55,954)	(25,949)	(43,828)

Net realized gains:
Class A Shares	(956,549)	—	(266,455)	—
Class B Shares	(588,364)	—	(261,544)	—
Class C Shares	(166,900)	—	(99,233)	—
Change in net assets resulting from shareholder dividends	(2,169,683)	(838,380)	(818,736)	(403,395)
Change in net assets resulting from capital transactions	122,408	(5,581,708)	(1,023,310)	(1,590,952)
Change in net assets	(622,628)	(1,932,282)	(1,300,673)	(721,276)

Net Assets:
Beginning of period	44,186,098	46,118,380	21,919,106	22,640,382
End of period	$43,563,470	$44,186,098	$20,618,433	$21,919,106
Accumulated net investment income (loss)	$(98,147)	$71,162	$(44,111)	$46,289

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the six		For the six
	months	For the	months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,989,810	$3,831,691	$606,573	$1,655,437
Dividends reinvested	1,234,753	523,791	352,074	198,276
Value of shares redeemed	(1,914,816)	(6,879,650)	(1,149,900)	(2,914,887)
Class A Shares capital transactions	1,309,747	(2,524,168)	(191,253)	(1,061,174)

Class B Shares:
Proceeds from shares issued	73,568	893,722	43	981,218
Dividends reinvested	697,136	241,511	322,985	142,306
Value of shares redeemed	(2,185,965)	(4,683,399)	(1,347,752)	(2,079,054)
Class B Shares capital transactions	(1,415,261)	(3,548,166)	(1,024,724)	(955,530)

Class C Shares:
Proceeds from shares issued	579,925	1,491,199	492,407	1,262,554
Dividends reinvested	200,280	53,892	121,049	42,276
Value of shares redeemed	(552,283)	(1,054,465)	(420,789)	(879,078)
Class C Shares capital transactions	227,922	490,626	192,667	425,752
Change in net assets resulting from capital transactions	$122,408	$(5,581,708)	$(1,023,310)	$(1,590,952)

SHARE TRANSACTIONS:
Class A Shares:
Issued	158,956	309,439	51,905	141,736
Reinvested	99,245	42,928	30,442	17,175
Redeemed	(153,137)	(556,132)	(98,273)	(249,249)
Change in Class A Shares	105,064	(203,765)	(15,926)	(90,338)

Class B Shares:
Issued	5,836	72,673	—	85,320
Reinvested	56,162	19,864	28,338	12,485
Redeemed	(174,668)	(378,804)	(116,839)	(180,032)
Change in Class B Shares	(112,670)	(286,267)	(88,501)	(82,227)

Class C Shares:
Issued	47,523	123,399	41,511	106,168
Reinvested	16,630	4,542	10,304	3,602
Redeemed	(45,548)	(87,560)	(35,486)	(74,185)
Change in Class C Shares	18,605	40,381	16,329	35,585

26	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the six
	months	For the
	Ended	year ended
	April 30,	October 31,
	2014	2013
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$8,589	$12,996
Net realized gains (losses) from investments	11,491	31,998
Change in unrealized appreciation/depreciation on investments	6,264	(20,007)
Change in net assets resulting from operations	26,344	24,987

Dividends:
Net investment income:
Class A Shares	(3,106)	(9,746)
Class B Shares	(2,713)	(8,155)
Class C Shares	(4,177)	(6,165)

Net realized gains:
Class A Shares	(5,792)	(1,059)
Class B Shares	(7,485)	(1,181)
Class C Shares	(11,635)	(842)
Change in net assets resulting from shareholder dividends	(34,908)	(27,148)
Change in net assets resulting from capital transactions	(20,605)	441,756
Change in net assets	(29,169)	439,595

Net Assets:
Beginning of period	1,356,479	916,884
End of period	$1,327,310	$1,356,479
Accumulated net investment income (loss)	$(1,410)	$(3)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	27

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the six
	months	For the
	Ended	year ended
	April 30,	October 31,
	2014	2013
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$13,601	$104,917
Dividends reinvested	8,890	10,780
Value of shares redeemed	(28,132)	(141,000)
Class A Shares capital transactions	(5,641)	(25,303)

Class B Shares:
Proceeds from shares issued	—	65,346
Dividends reinvested	9,574	8,530
Value of shares redeemed	(4,004)	(17,586)
Class B Shares capital transactions	5,570	56,290

Class C Shares:
Proceeds from shares issued	68,488	505,835
Dividends reinvested	15,636	6,873
Value of shares redeemed	(104,658)	(101,939)
Class C Shares capital transactions	(20,534)	410,769
Change in net assets resulting from capital transactions	$(20,605)	$441,756

SHARE TRANSACTIONS:
Class A Shares:
Issued	1,331	10,151
Reinvested	880	1,048
Redeemed	(2,774)	(13,472)
Change in Class A Shares	(563)	(2,273)

Class B Shares:
Issued	—	6,335
Reinvested	951	830
Redeemed	(400)	(1,693)
Change in Class B Shares	551	5,472

Class C Shares:
Issued	6,721	49,258
Reinvested	1,553	670
Redeemed	(10,326)	(9,936)
Change in Class C Shares	(2,052)	39,992

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$8.62	$0.01	$1.57	$1.58	$—	$—	$—	$10.20	18.33	%(e)	$5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03	17.94	%(f)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(g)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	—	(0.04)	15.58	22.38%		11,106	1.50%	0.86%		1.50%	37%
Six Months Ended
April 30, 2014 (Unaudited)	15.58	0.06	0.57	0.63	(0.17)	(0.87)	(1.04)	15.17	4.16%		11,367	1.44%	0.87%		1.44%	13%
CLASS B SHARES
Year Ended October 31, 2009	$8.39	$(0.06)	$1.53	$1.47	$—	$—	$—	$9.86	17.52	%(e)	$3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(f)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (h)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(g)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
Year Ended October 31, 2013	12.22	0.10	2.61	2.62	—	—	—	14.84	21.44%		5,604	2.25%	0.11%		2.25%	37%
Six Months Ended
April 30, 2014 (Unaudited)	14.84	0.01	0.54	0.55	(0.06)	(0.87)	(0.93)	14.46	3.81%		5,226	2.19%	0.15%		2.19%	13%
CLASS C SHARES
Year Ended October 31, 2009	$8.39	$(0.05)	$1.51	$1.46	$—	$—	$—	$9.85	17.40	%(e)	$289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06%		698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (h)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(f)	1,884	2.25%	—	%(i)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83	%(g)	1,713	2.25%	(0.56)%		2.40%	71%
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	—	14.78	21.45%		1,673	2.25%	0.12%		2.25%	37%
Six Months Ended
April 30, 2014 (Unaudited)	14.78	0.01	0.53	0.54	(0.06)	(0.87)	(0.93)	14.39	3.80%		1,714	2.19%	0.13%		2.19%	13%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	Rounds to less than $0.01 or $(0.01).
(i)	Rounds to less than 0.005% or (0.005)%.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$8.81	$0.07	$1.55	$1.62	$(0.09)	$—	$(0.09)	$10.34	18.66	%(e)	$15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09	17.79	%(f)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(g)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2013	12.66	0.25	1.71	1.96	(0.23)	—	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
Six Months Ended
April 30, 2014 (Unaudited)	14.39	0.11	0.46	0.57	(0.28)	(0.86)	(1.14)	13.82	4.19%		28,691	1.07%	1.68%	1.07%	13%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	$0.01	$1.55	$1.56	$(0.01)	$—	$(0.01)	$10.31	17.80	%(e)	$11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(f)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(g)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.60	0.15	1.71	1.86	(0.13)	—	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
Six Months Ended
April 30, 2014 (Unaudited)	14.33	0.06	0.46	0.52	(0.17)	(0.86)	(1.03)	13.82	3.83%		14,473	1.82%	0.93%	1.82%	13%
CLASS C SHARES
Year Ended October 31, 2009	$8.80	$0.01	$1.55	$1.56	$(0.01)	$—	$(0.01)	$10.35	17.81	%(e)	$1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(f)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(g)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.62	0.15	1.71	1.86	(0.13)	—	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%
Six Months Ended
April 30, 2014 (Unaudited)	14.35	0.06	0.46	0.52	(0.17)	(0.86)	(1.03)	13.84	3.83%		5,554	1.82%	0.93%	1.82%	13%
*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$8.69	$0.13	$1.39	$1.52	$(0.12)	$—	$(0.12)	$10.09	17.75	%(e)	$15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	(0.24)	11.48	16.39	%(f)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	(0.44)	11.29	2.19	%(g)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	—	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
Six Months Ended
April 30, 2014 (Unaudited)	12.88	0.10	0.34	0.44	(0.15)	(0.50)	(0.65)	12.67	3.58%		25,585	1.11%	1.65%	1.11%	11%
CLASS B SHARES
Year Ended October 31, 2009	$8.69	$0.06	$1.39	$1.45	$(0.06)	$—	$(0.06)	$10.08	16.82	%(e)	$14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	(0.17)	11.46	15.61	%(f)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	(0.36)	11.28	1.51	%(g)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	—	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
Six Months Ended
April 30, 2014 (Unaudited)	12.87	0.06	0.33	0.39	(0.11)	(0.50)	(0.61)	12.65	3.13%		13,718	1.86%	0.92%	1.86%	11%
CLASS C SHARES
Year Ended October 31, 2009	$8.49	$0.06	$1.35	$1.41	$(0.06)	$—	$(0.06)	$9.84	16.75	%(e)	$1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	(0.18)	11.18	15.55	%(f)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	(0.36)	10.98	1.42	%(g)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	—	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%
Six Months Ended
April 30, 2014 (unaudited)	12.50	0.06	0.32	0.38	(0.11)	(0.50)	(0.61)	12.27	3.16%		4,260	1.86%	0.92%	1.86%	11%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$8.84	$0.14	$1.16	$1.30	$(0.13)	$—	$(0.13)	$10.01	14.95	%(e)	$5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15	13.86	%(f)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(g)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	—	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
Six Months Ended
April 30, 2014 (Unaudited)	11.93	0.08	0.25	0.33	(0.13)	(0.35)	(0.48)	11.78	2.84%		8,953	1.33%	1.40%	1.33%	10%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	$0.07	$1.15	$1.22	$(0.07)	$—	$(0.07)	$9.91	14.05	%(e)	$4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(f)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(g)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	—	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
Six Months Ended
April 30, 2014 (Unaudited)	11.77	0.04	0.24	0.28	(0.09)	(0.35)	(0.44)	11.61	2.47%		8,070	2.08%	0.66%	2.08%	10%
CLASS C SHARES
Year Ended October 31, 2009	$9.00	$0.07	$1.18	$1.25	$(0.07)	$—	$(0.07)	$10.18	13.97	%(e)	$485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(f)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(g)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	—	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%
Six Months Ended
April 30, 2014 (Unaudited)	12.12	0.04	0.25	0.29	(0.09)	(0.35)	(0.44)	11.97	2.49%		3,595	2.08%	0.65%	2.08%	10%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	$0.10	$0.40	$0.50	$(0.07)	$—	$(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	(0.33)	10.36	2.57%	311	1.50%	1.72%	13.61%	48%
Six Months Ended
April 30, 2014 (Unaudited)	10.36	0.10	0.14	0.24	(0.11)	(0.19)	(0.30)	10.30	2.38%	304	1.50%	1.90%	10.96%	15%
CLASS B SHARES
Period Ended October 31, 2012(e)	$10.00	$0.06	$0.39	$0.45	$(0.04)	$—	$(0.04)	$10.41	4.52%	$348	2.25%	0.89%	26.84%	31%
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	(0.25)	10.34	1.81%	402	2.25%	0.97%	14.39%	48%
Six Months Ended
April 30, 2014 (Unaudited)	10.34	0.06	0.14	0.20	(0.07)	(0.19)	(0.26)	10.28	2.01%	406	2.25%	1.15%	11.71%	15%
CLASS C SHARES
Period Ended October 31, 2012(e)	$10.00	$0.06	$0.39	$0.45	$(0.04)	$—	$(0.04)	$10.41	4.47%	$232	2.25%	0.90%	27.00%	31%
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	(0.26)	10.33	1.75%	643	2.25%	0.84%	14.49%	48%
Six Months Ended
April 30, 2014 (Unaudited)	10.33	0.06	0.14	0.20	(0.07)	(0.19)	(0.26)	10.27	2.01%	618	2.25%	1.15%	11.71%	15%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts’’). The accompanying financial statements are presented for the following five funds (individually a “Fund,’’ collectively the “Funds” or the “World Selection Funds’’):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (collectively the “World Selection Feeder Funds”), currently invest in the HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds.

	Proportionate	Proportionate
	Ownership Interest	Ownership Interest
	in HSBC Growth Portfolio	in HSBC Opportunity Portfolio
	on April 30, 2014 (%)	on April 30, 2014 (%)
Aggressive Strategy Fund	1.6	0.3
Balanced Strategy Fund	3.0	0.6
Moderate Strategy Fund	1.8	0.4
Conservative Strategy Fund	0.6	0.1

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a

34       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds are further described in Note 3 below.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses, unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex- dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

HSBC WORLD SELECTION FUNDS       35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

36       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Companies	277,153	—	—	277,153
Affiliated Portfolios(a)	—	2,106,918	—	2,106,918
Unaffiliated Investment Companies	8,117,730	—	—	8,117,730
Exchange Traded Funds	7,972,819	—	—	7,972,819
Total Investment Securities	16,367,702	2,106,918	—	18,474,620

Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,237,921	—	—	5,237,921
Affiliated Portfolios(a)	—	4,014,972	—	4,014,972
Unaffiliated Investment Companies	23,648,043	—	—	23,648,043
Exchange Traded Funds	15,979,262	—	—	15,979,262
Total Investment Securities	44,865,226	4,014,972	—	48,880,198

Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,507,898	—	—	5,507,898
Affiliated Portfolios(a)	—	2,435,783	—	2,435,783
Unaffiliated Investment Companies	24,911,802	—	—	24,911,802
Exchange Traded Funds	10,773,925	—	—	10,773,925
Total Investment Securities	41,193,625	2,435,783	—	43,629,408

Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,648,278	—	—	2,648,278
Affiliated Portfolios(a)	—	710,539	—	710,539
Unaffiliated Investment Companies	13,922,526	—	—	13,922,526
Exchange Traded Funds	3,451,985	—	—	3,451,985
Total Investment Securities	20,022,789	710,539	—	20,733,328

Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	142,630	—	—	142,630
Unaffiliated Investment Companies	1,172,506	—	—	1,172,506
Exchange Traded Funds	12,997	—	—	12,997
Total Investment Securities	1,328,133	—	—	1,328,133
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds' master-feeder structure, the inputs used to value these instruments are categorized as Level 2.

HSBC WORLD SELECTION FUNDS       37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the World Selection Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board’’) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the period ended April 30, 2014, Foreside, as Distributor, also received

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

$115,659, $0, and $21,989 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $23, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently will not exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2015 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017($)	2016($)	2015($)	2014($)	Total($)
Aggressive Strategy Fund	—	421	27,768	19,298	47,487
Income Strategy Fund	61,442	121,636	77,417	N/A	260,495
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Affiliated Transactions:

     A summary of each Fund’s investment in affiliated investment companies (excluding investments in the Affiliated Portfolios) for the period ended April 30, 2014 is as follows:

				Net	Change in
			Proceeds	Capital and	Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend
	10/31/13	at Cost	Sales	Gain(Loss)	(Depreciation)	4/30/14	Income
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	$42,491	$470,409	$(372,907)	$—	—	$139,993	$27
HSBC Emerging Markets Debt Fund - Class I	223,608	12,789	(94,446)	(1,568)	(3,223)	137,160	3,936

Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	188,332	1,540,615	(845,682)	—	—	883,265	131
HSBC Emerging Markets Debt Fund - Class I	3,476,695	1,073,469	(934,018)	(48,163)	24,883	3,592,866	77,534
HSBC Emerging Markets Local Debt Fund - Class I	1,471,336	166,748	(794,543)	(59,856)	(21,895)	761,790	28,795

Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	357,947	1,323,935	(633,186)	—	—	1,048,695	156
HSBC Emerging Markets Debt Fund - Class I	3,238,081	844,496	(733,239)	(5,399)	(15,490)	3,328,448	72,073
HSBC Emerging Markets Local Debt Fund - Class I	1,772,558	117,790	(671,145)	(49,488)	(38,961)	1,130,755	35,393

Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	284,508	686,490	(446,012)	—	—	524,986	85
HSBC Emerging Markets Debt Fund - Class I	1,491,047	341,695	(371,868)	(6,106)	(5,952)	1,448,815	62,242
HSBC Emerging Markets Local Debt Fund - Class I	992,027	57,887	(330,208)	(21,896)	(23,333)	674,477	26,985

Income Strategy Fund
HSBC Prime Money Market Fund - Class I	16,773	178,362	(166,281)	—	—	28,854	6
HSBC Emerging Markets Debt Fund - Class I	64,096	19,617	(19,748)	(2,218)	1,562	63,309	1,360
HSBC Emerging Markets Local Debt Fund - Class I	62,548	9,911	(19,118)	(2,600)	(274)	50,467	1,350

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2014 were as follows:

Fund	Purchases ($)	Sales ($)
Aggressive Strategy Fund	1,590,314	2,104,965
Balanced Strategy Fund	4,869,539	7,490,992
Moderate Strategy Fund	3,837,944	5,717,404
Conservative Strategy Fund	1,758,304	3,361,902
Income Strategy Fund	191,524	219,627

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2014 totaled:

Fund	Contributions ($)	Withdrawals ($)
Aggressive Strategy Fund	3,692,383	7,899,196
Balanced Strategy Fund	4,511,741	10,192,307
Moderate Strategy Fund	2,924,251	7,203,783
Conservative Strategy Fund	1,009,843	2,957,283

6. Federal Income Tax Information:

     At April 30, 2014, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
Aggressive Strategy Fund	14,168,274	2,291,224	(91,796)	2,199,428
Balanced Strategy Fund	41,276,941	4,556,596	(968,311)	3,588,285
Moderate Strategy Fund	39,130,051	3,113,401	(1,049,827)	2,063,574
Conservative Strategy Fund	19,439,298	1,030,509	(447,018)	583,491
Income Strategy Fund	1,331,974	24,101	(27,942)	(3,841)

     The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2013, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	31,802	—	31,802	—	31,802
Balanced Strategy Fund	755,006	—	755,006	—	755,006
Moderate Strategy Fund	838,380	—	838,380	—	838,380
Conservative Strategy Fund	403,395	—	403,395	—	403,395
Income Strategy Fund	27,813	—	27,813	—	27,813
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Other Losses ($)	(Depreciation)($)(1)	(Deficit) ($)
Aggressive Strategy Fund	19,139	—	1,042,364	1,061,503	—	—	2,987,938	4,049,441
Balanced Strategy Fund	561,014	—	2,808,513	3,369,527	—	—	5,223,256	8,592,783
Moderate Strategy Fund	70,957	—	1,711,810	1,782,767	—	—	3,090,901	4,873,668
Conservative Strategy Fund	122,965	—	550,496	673,461	—	—	1,003,008	1,676,469
Income Strategy Fund	17,522	—	7,386	24,908	—	—	(5,382)	19,526
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

42 HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund. Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets

HSBC WORLD SELECTION FUNDS 43

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (continued)

Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (continued)

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,041.60	$7.29	1.44%
	Class B Shares	1,000.00	1,038.10	11.07	2.19%
	Class C Shares	1,000.00	1,038.00	11.07	2.19%
Balanced Strategy Fund	Class A Shares	1,000.00	1,041.90	5.42	1.07%
	Class B Shares	1,000.00	1,038.30	9.20	1.82%
	Class C Shares	1,000.00	1,038.30	9.20	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,035.80	5.60	1.11%
	Class B Shares	1,000.00	1,031.30	9.37	1.86%
	Class C Shares	1,000.00	1,031.60	9.37	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,028.40	6.69	1.33%
	Class B Shares	1,000.00	1,024.70	10.44	2.08%
	Class C Shares	1,000.00	1,024.90	10.44	2.08%
Income Strategy Fund	Class A Shares	1,000.00	1,023.80	7.53	1.50%
	Class B Shares	1,000.00	1,020.10	11.27	2.25%
	Class C Shares	1,000.00	1,020.10	11.27	2.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.65	$7.20	1.44%
	Class B Shares	1,000.00	1,013.93	10.94	2.19%
	Class C Shares	1,000.00	1,013.93	10.94	2.19%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.49	5.36	1.07%
	Class B Shares	1,000.00	1,015.77	9.10	1.82%
	Class C Shares	1,000.00	1,015.77	9.10	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.29	5.56	1.11%
	Class B Shares	1,000.00	1,015.57	9.30	1.86%
	Class C Shares	1,000.00	1,015.57	9.30	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.20	6.66	1.33%
	Class B Shares	1,000.00	1,014.48	10.39	2.08%
	Class C Shares	1,000.00	1,014.48	10.39	2.08%
Income Strategy Fund	Class A Shares	1,000.00	1,017.36	7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       47

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Common Stocks – 98.3%

	Shares	Value ($)
Aerospace & Defense – 2.9%
Precision Castparts Corp.	5,900	1,493,231
United Technologies Corp.	8,350	988,056
		2,481,287
Airlines – 1.0%
Delta Air Lines, Inc.	23,350	859,981
Auto Components – 1.3%
BorgWarner, Inc.	17,800	1,106,092
Biotechnology – 8.7%
Alexion Pharmaceuticals, Inc. (a)	7,960	1,259,272
Amgen, Inc.	11,650	1,301,888
Biogen Idec, Inc. (a)	3,245	931,704
BioMarin Pharmaceuticals, Inc. (a)	13,130	764,560
Celgene Corp. (a)	14,950	2,197,799
Gilead Sciences, Inc. (a)	13,450	1,055,691
		7,510,914
Capital Markets – 4.3%
BlackRock, Inc.	5,065	1,524,565
Morgan Stanley	39,700	1,227,921
The Charles Schwab Corp.	36,100	958,455
		3,710,941
Chemicals – 4.2%
Ecolab, Inc.	8,900	931,296
Monsanto Co.	24,449	2,706,504
		3,637,800
Communications Equipment – 1.5%
Qualcomm, Inc.	16,350	1,286,909
Diversified Financial Services – 1.2%
American Express Co.	12,200	1,066,646
Energy Equipment & Services – 1.7%
Schlumberger Ltd.	13,900	1,411,545
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	9,100	1,052,688
CVS Caremark Corp.	13,200	959,904
		2,012,592
Health Care Providers & Services – 3.1%
Express Scripts Holding Co. (a)	13,800	918,804
McKesson Corp.	6,170	1,043,902
UnitedHealth Group, Inc.	9,400	705,376
		2,668,082
Health Care Technology – 1.5%
Cerner Corp. (a)	18,300	938,790
IMS Health Holdings, Inc. (a)	14,000	332,360
		1,271,150
Hotels, Restaurants & Leisure – 3.5%
Hilton Worldwide Holdings, Inc. (a)	35,900	783,697
Starbucks Corp.	31,600	2,231,592
		3,015,289
Internet & Catalog Retail – 5.0%
Amazon.com, Inc. (a)	3,625	1,102,471
Priceline.com, Inc. (a)	2,280	2,639,670
TripAdvisor, Inc. (a)	7,000	565,180
		4,307,321
Internet Software & Services – 8.6%
Baidu, Inc., ADR (a)	9,180	1,412,343
eBay, Inc. (a)	11,975	620,664
Facebook, Inc., Class A (a)	29,600	1,769,488
Google, Inc., Class A (a)	3,350	1,791,848
Google, Inc. (a)	3,350	1,764,311
		7,358,654
IT Services – 6.7%
Cognizant Technology Solutions Corp.,
Class A (a)	20,930	1,002,652
MasterCard, Inc., Class A	22,250	1,636,487
Visa, Inc., Class A	15,100	3,059,410
		5,698,549
Machinery – 2.6%
Danaher Corp.	30,900	2,267,442
Media – 6.4%
CBS Corp., Class B	20,500	1,184,080
Liberty Global plc, Class C (a)	32,100	1,233,603
The Walt Disney Co.	13,500	1,071,090
Twenty-First Century Fox, Inc., Class A	61,250	1,961,225
		5,449,998
Oil, Gas & Consumable Fuels – 3.3%
Noble Energy, Inc.	15,200	1,091,056
Pioneer Natural Resources Co.	4,685	905,470
Range Resources Corp.	9,100	823,095
		2,819,621
Pharmaceuticals – 2.1%
AbbVie, Inc.	8,300	432,264
Valeant Pharmaceuticals
International, Inc. (a)	2,800	374,388
Zoetis, Inc.	33,700	1,019,762
		1,826,414
Professional Services – 1.3%
Nielsen Holdings NV	23,950	1,124,453
Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	20,300	1,695,456
Road & Rail – 4.4%
Union Pacific Corp.	19,850	3,780,035

48 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIOS
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 2.2%
Applied Materials, Inc.	44,800	853,888
ARM Holdings plc ADR	22,900	1,042,408
		1,896,296
Software – 4.7%
Oracle Corp.	35,400	1,447,152
Salesforce.com, Inc. (a)	35,450	1,830,993
Workday, Inc., Class A (a)	9,775	714,259
		3,992,404
Specialty Retail – 4.1%
Dollar General Corp. (a)	30,800	1,738,352
Lowe’s Cos., Inc.	21,000	964,110
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	9,600	842,016
		3,544,478
Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	4,930	2,909,144
Textiles, Apparel & Luxury Goods – 2.7%
Michael Kors Holdings Limited (a)	12,000	1,094,400
NIKE, Inc., Class B	17,100	1,247,445
		2,341,845
Wireless Telecommunication Services – 1.5%
SBA Communications Corp.,
Class A (a)	14,050	1,261,128
TOTAL COMMON STOCKS
(COST $64,171,730)		84,312,466

Investment Company – 1.8%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,545,774	1,545,774
TOTAL INVESTMENT COMPANY
(COST $1,545,774)		1,545,774
TOTAL INVESTMENT SECURITIES
(COST $65,717,504) – 100.1%		85,858,240
____________________

Percentages indicated are based on net assets of $85,746,100.
(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.
ADR - American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 49

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Common Stocks – 99.4%

	Shares	Value ($)
Aerospace & Defense – 3.1%
B/E Aerospace, Inc. (a)	37,930	3,329,116
TransDigm Group, Inc.	21,295	3,787,742
		7,116,858
Auto Components – 0.6%
Gentex Corp.	52,610	1,508,329
Banks – 2.5%
Comerica, Inc.	45,270	2,183,825
First Republic Bank	71,310	3,619,695
		5,803,520
Biotechnology – 6.0%
ACADIA Pharmaceuticals, Inc. (a)	93,020	1,872,493
Aegerion Pharmaceuticals, Inc. (a)	91,650	4,056,429
Cubist Pharmaceuticals, Inc. (a)	87,640	6,140,058
Medivation, Inc. (a)	29,540	1,778,603
		13,847,583
Capital Markets – 1.6%
Raymond James Financial, Inc.	74,210	3,688,237
Chemicals – 8.4%
Axiall Corp.	40,200	1,873,320
Cytec Industries, Inc.	33,900	3,231,348
Huntsman Corp.	146,550	3,671,078
PolyOne Corp.	96,840	3,628,595
Rockwood Holdings, Inc.	49,200	3,495,660
The Scotts Mircale-Gro Co.	60,980	3,732,585
		19,632,586
Communications Equipment – 2.0%
Aruba Networks, Inc. (a)	118,030	2,333,453
JDS Uniphase Corp. (a)	173,740	2,201,286
		4,534,739
Construction & Engineering – 0.7%
MasTec, Inc.(a)	43,300	1,713,814
Construction Materials – 3.0%
Eagle Materials, Inc.	46,450	3,870,678
Martin Marietta Materials, Inc.	25,015	3,110,115
		6,980,793
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	46,610	2,198,594
Packaging Corp. of America	62,420	4,159,044
		6,357,638
Diversified Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)	31,470	624,680
Service Corp. International	180,040	3,379,351
		4,004,031
Electrical Equipment – 2.8%
Generac Holdings, Inc.	41,750	2,458,240
Hubbell, Inc., Class B	34,830	4,100,188
		6,558,428
Electronic Equipment, Instruments & Components – 0.9%
Ingram Micro, Inc. (a)	81,360	2,193,466
Energy Equipment & Services – 1.5%
Rowan Cos. plc, Class A (a)	111,520	3,448,198
Health Care Equipment & Supplies – 4.7%
ArthroCare Corp. (a)	25,100	1,218,103
IDEXX Laboratories, Inc. (a)	29,040	3,671,818
Spectranetics Corp.(a)	111,150	2,363,049
Wright Medical Group, Inc. (a)	134,670	3,683,224
		10,936,194
Health Care Providers & Services – 3.5%
Brookdale Senior Living, Inc. (a)	62,840	2,000,826
Community Health Systems, Inc. (a)	106,140	4,021,644
MWI Veterinary Supply, Inc. (a)	13,645	2,137,353
		8,159,823
Health Care Technology – 1.6%
Allscripts Healthcare Solutions,
Inc. (a)	238,440	3,629,057
Hotels, Restaurants & Leisure – 0.8%
Brinker International, Inc.	37,520	1,843,733
Household Durables – 3.7%
Harman International Industries, Inc.	22,430	2,458,552
Jarden Corp. (a)	71,725	4,099,084
Tempur Sealy International, Inc. (a)	42,480	2,131,646
		8,689,282
Insurance – 1.4%
Genworth Financial, Inc., Class A (a)	186,140	3,322,599
Internet Software & Services – 0.8%
Pandora Media, Inc. (a)	75,650	1,771,723
IT Services – 4.2%
FleetCor Technologies, Inc. (a)	26,145	2,983,929
Total System Services, Inc.	88,470	2,810,692
VeriFone Systems, Inc. (a)	118,650	3,967,656
		9,762,277
Life Sciences Tools & Services – 3.0%
Covance, Inc. (a)	33,380	2,946,786
Mettler-Toledo International, Inc. (a)	17,260	4,023,652
		6,970,438
Machinery – 5.6%
Lincoln Electric Holdings, Inc.	60,880	4,067,393
The Timken Co.	74,770	4,716,491
WABCO Holdings, Inc. (a)	38,240	4,092,062
		12,875,946
Media – 0.6%
Nexstar Broadcasting Group, Inc.,
Class A	36,280	1,445,758

50 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.9%
CONSOL Energy, Inc.	122,160	5,437,342
Denbury Resources, Inc.	134,570	2,263,467
Tesoro Corp.	108,110	6,085,512
		13,786,321
Pharmaceuticals – 1.9%
Jazz Pharmaceuticals plc (a)	31,935	4,308,032
Professional Services – 3.1%
IHS, Inc., Class A (a)	29,250	3,528,428
Robert Half International, Inc.	79,480	3,560,704
		7,089,132
Real Estate Investment Trusts (REITs) – 1.2%
Starwood Property Trust, Inc.	117,620	2,828,761
Real Estate Management & Development – 1.7%
Jones Lang LaSalle, Inc.	34,110	3,953,008
Road & Rail – 2.4%
Genesee & Wyoming, Inc. (a)	56,740	5,617,827
Semiconductors & Semiconductor Equipment – 2.2%
NXP Semiconductors NV (a)	42,680	2,544,582
Skyworks Solutions, Inc. (a)	36,380	1,493,399
Veeco Instruments, Inc. (a)	28,420	1,050,687
		5,088,668
Software – 4.6%
Concur Technologies, Inc. (a)	20,260	1,630,322
Infoblox, Inc. (a)	85,570	1,678,883
Informatica Corp. (a)	55,600	1,971,020
Qlik Technologies, Inc. (a)	103,870	2,283,063
ServiceNow, Inc. (a)	65,340	3,248,705
		10,811,993
Specialty Retail – 6.1%
Signet Jewelers Ltd.	35,860	3,633,335
Tractor Supply Co.	33,590	2,258,592
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	24,080	2,112,057
Urban Outfitters, Inc. (a)	102,010	3,637,166
Williams-Sonoma, Inc.	40,204	2,525,615
		14,166,765
Trading Companies & Distributors – 2.9%
United Rentals, Inc. (a)	45,480	4,267,388
WESCO International, Inc. (a)	28,270	2,481,541
		6,748,929
TOTAL COMMON STOCKS
(COST $189,199,440)		231,194,486

Investment Company – 0.6%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	1,312,092	1,312,092
TOTAL INVESTMENT COMPANY
(COST $1,312,092)		1,312,092
TOTAL INVESTMENT SECURITIES
(COST $190,511,532) – 100.0%		232,506,578

Percentages indicated are based on net assets of $232,542,342.
a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

See notes to financial statements.	HSBC PORTFOLIOS 51

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$85,858,240	$232,506,578
Dividends receivable	24,223	33,704
Receivable for investments sold	1,006,920	1,696,694
Prepaid expenses	185	281
Total Assets	86,889,568	234,237,257

Liabilities:
Cash overdraft	2,000	2,333
Payable for investments purchased	1,068,584	1,507,638
Accrued expenses and other payables:
Investment Management	51,597	153,630
Administration	2,239	6,092
Accounting	144	83
Custodian	5,434	5,884
Trustee	809	2,199
Other	12,661	17,056
Total Liabilities	1,143,468	1,694,915

Applicable to investors’ beneficial interest	$85,746,100	$232,542,342
Total Investments, at cost	$65,717,504	$190,511,532

52	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2014 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$358,587	$902,577
Total Investment Income	358,587	902,577

Expenses:
Investment Management	254,633	934,744
Administration	13,924	36,743
Accounting	20,820	20,850
Audit	8,883	8,883
Compliance Services	416	1,070
Custodian	10,132	12,092
Printing	152	844
Trustee	1,360	3,428
Other	3,098	7,599
Total Expenses	313,418	1,026,253

Net Investment Income (Loss)	45,169	(123,676)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	6,646,914	25,729,515
Change in unrealized appreciation/depreciation on investments	(4,916,695)	(9,820,947)

Net realized/unrealized gains/(losses) on investments	1,730,219	15,908,568
Change In Net Assets Resulting From Operations	$1,775,388	$15,784,892

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2014	October 31, 2013	April 30, 2014	October 31, 2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$45,169	$393,103	$(123,676)	$324,060
Net realized gains (losses) from investments	6,646,914	12,024,769	25,729,515	24,604,589
Change in unrealized appreciation/depreciation
on investments	(4,916,695)	11,744,016	(9,820,947)	30,628,121
Change in net assets resulting from operations	1,775,388	24,161,888	15,784,892	55,556,770
Proceeds from contributions	4,219,847	5,010,619	4,336,525	37,719,433
Value of withdrawals	(8,933,601)	(19,506,375)	(14,647,739)	(16,266,064)
Charge in net assets resulting from transactions
in investors’ beneficial interest	(4,713,754)	(14,495,756)	(10,311,214)	21,453,369
Change in net assets	(2,938,366)	9,666,132	5,473,678	77,010,139

Net Assets:
Beginning of period	88,684,466	79,018,334	227,068,664	150,058,525
End of period	$85,746,100	$88,684,466	$232,542,342	$227,068,664

54	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return (a)	(000’s)	Assets (b)	Assets (b)	Reductions) (b)	Turnover (a)
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Six Months Ended April 30, 2014 (Unaudited)	1.81%	85,746	0.71%	0.10%	0.71%	32%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Six Months Ended April 30, 2014 (Unaudited)	6.98%	232,542	0.88%	(0.11)%	0.88%	36%
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
See notes to financial statements.	HSBC PORTFOLIOS 55

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

56      HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

HSBC PORTFOLIOS       57

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	84,312,466	—	—	84,312,466
Investment Companies	1,545,774	—	—	1,545,774
Total Investment Securities	85,858,240	—	—	85,858,240

Opportunity Portfolio
Investment Securities:
Common Stocks	231,194,486	—	—	231,194,486
Investment Company	1,312,092	—	—	1,312,092
Total Investment Securities	232,506,578	—	—	232,506,578

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

58       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Administration:

     HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $3,000 per day.

HSBC PORTFOLIOS       59

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2014 were as follows:

Portfolio Name	Purchases ($)	Sales ($)
Growth Portfolio	$27,826,836	$32,997,502
Opportunity Portfolio	83,200,162	86,293,613

     For the period ended April 30, 2014, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	62,314,075	24,482,142	(937,977)	23,544,165
Opportunity Portfolio	190,350,387	47,754,825	(5,598,634)	42,156,191
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund.

62       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

64       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Portfolio	$1,000.00	$1,018.10	$3.55	0.71%
Opportunity Portfolio	1,000.00	1,069.80	4.52	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Portfolio	$1,000.00	$1,021.27	$3.56	0.71%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC PORTFOLIOS       65

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

66       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A	ARE NOT	ARE NOT
BANK DEPOSIT	FDIC	INSURED BY
OR OBLIGATION	INSURED	ANY FEDERAL
OF THE BANK		GOVERNMENT
OR ANY OF ITS		AGENCY
AFFILIATES
ARE NOT GUARANTEED BY		MAY LOSE
THE BANK OR ANY OF ITS		VALUE
AFFILIATES

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-WS-0614	06/14

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2014

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Semi-Annual Report - April 30, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	8
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	15
Notes to Financial Statements	19
Investment Adviser Contract Approval	26
Table of Shareholder Expenses	30

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	32
HSBC Opportunity Portfolio	34
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Financial Statements	40
Investment Adviser Contract Approval	45
Table of Shareholder Expenses	49
Other Information	50

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced modest growth during the six-month period between November 1, 2013 and April 30, 2014. Many economies reported disappointing economic data during the period. A harsh winter in the U.S. dragged on economic growth, while the economies of China and Japan faced some headwinds. Geopolitical concerns, including a crisis in the Ukraine, also weighed on investors. However, U.S. equity markets made significant gains, in our view, as investors grew encouraged by strong corporate earnings and improving economic data late in the period. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) accommodative monetary policy, although the Fed took its first steps toward “tapering” its bond-purchasing program. Upward pressure on interest rates caused bonds to struggle, especially during the first half of the period, though fixed income investments ended the period with modest gains.

In the U.S., steep drops in residential construction and home purchases caused concerns that the recovery of the housing market—a major bright spot throughout much of 2013—was losing steam. Automobile sales and retail sales also declined in early 2014. There was much debate regarding the extent to which the especially cold and snowy winter was to blame for these signs of economic weakness. More positive data emerged in April, showing a significant uptick in retail sales, job growth, industrial output, and consumer confidence. Home sales, however, declined to an eight-month low in March. The unemployment rate declined during the period, though the composition of employment numbers remained a cause of concern. A large number of workers remained underemployed and reliant on part-time and lower-paying jobs. Long-term unemployment declined during the period but remained high. This mixed flow of data was partly offset by more positive news, such as increased lending activity to corporates and consumers, as well as consumer and business sentiment surveys that remained high.

Concerns about slowing growth in emerging markets persisted throughout the period. New data confirmed that the growth of China’s economy is slowing dramatically. Defaults in China’s corporate bond market and poor data on Chinese manufacturing weighed on the global economy. Russia’s annexation of Ukraine’s Crimea region also created uncertainty and led to significant losses for Russian stocks.

Markets did not respond as dramatically as some feared to the first steps of the Fed’s efforts to taper its aggressive quantitative easing policies. Interest rates did rise, however, shortly following the Fed’s first reduction in monthly bond purchases in December. The central bank reduced its monthly bond purchases by $5 billion at each of its last three meetings and Fed Chair Janet Yellen, who assumed the top position at the central bank in early February, indicated the reductions would continue unless there was a significant change in the economic outlook.

U.S. gross domestic product1 (GDP) grew at a rate of 2.6% during the fourth quarter of 2013. A preliminary estimate puts GDP growth during the first quarter of 2014 at -2.9%.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of the 2013. Early in 2014, stocks declined due in part to slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears of broader losses for emerging markets. Robust corporate earnings helped spark gains among stocks in February, in our view, and positive economic data on housing, manufacturing, and employment helped sustain that positive momentum.

The S&P 500 Index1 of large-company stocks returned 8.36% for the six months ending April 2014. Large-cap stocks outperformed small- and mid-cap stocks during that period, and emerging markets generally underperformed developed economies. The Russell 2000 Index1 of small-company stocks returned 3.08% and the MSCI Emerging Market Index1 returned -2.87%.

Japanese stocks declined during the period, as the nation’s economic recovery suffered modest setbacks. Many investors grew concerned that the efforts of the nation’s central bank to revive its economy would not be enough. Meanwhile, European stocks made strong gains during the period, though they lagged behind U.S. markets. Some European economies continued to struggle with the aftermath of the region’s credit crisis, but others posted significant gains. The MSCI EAFE Index1 of international stocks in developed markets returned 4.67% for the period.

Fixed-income securities posted modest gains during the period. Upward pressure on interest rates led to rising yields on U.S. Treasuries during the fourth quarter of 2013, sending prices lower. By the end of the year, investment-grade bonds had fallen more than in any 12-month period since 1994. The picture changed during the following quarter, as yields on Treasuries of most duration declined and debt spreads tightened, leading to strong performance for many bond categories. Bonds with longer maturities made the most significant gains. Slower than expected economic growth and geopolitical turmoil also contributed to the strong first-quarter performance of fixed-income investments. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.74% for the six months through April, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 4.72% during that period. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets posted positive returns for the period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalizations generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Fund returned 1.52% (without sales charge) for the Class A Shares and 1.68% for the Class I Shares. That compared to a 6.95% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 4.73% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

Stocks performed relatively well during the period although a dramatic shift in market sentiment in the last six weeks of the period led to a sharp drop in returns. A number of factors led investors to sell holdings of highly valued, high-growth companies. Those factors likely included concerns about more hawkish comments from Federal Reserve Chair Janet Yellen as well as Russia’s incursion into Ukraine. That sell-off hurt growth stocks, which detracted from the Fund’s absolute performance.

The Fund lagged its benchmark for the period, with stock selection being the biggest detractor of performance. In particular, the Fund was hurt by stock selection in the consumer discretionary, health care and information technology sectors. The Fund’s largest individual detractors included shares of an online retailer, two biopharmaceutical firms and a global payments technology company. The Fund’s overweight position in consumer discretionary also detracted from its relative performance as that sector suffered from the negative impacts of the harsh winter weather in the U.S.†

Stock selection in the industrials and telecommunications sectors helped offset some of the Fund’s underperformance. In particular, holdings of a transportation and rail company performed very well during the period, thanks to cost control measures and higher-than-expected rail volumes. An air transportation company was another strong contributor. An underweight position to the consumer staples sector also contributed to relative performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[6]
		Six			Since
As of April 30, 2014	Inception Date	Months*	1 Year	5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	-3.54	12.61	15.97	7.62		1.33	1.20
HSBC Growth Fund Class B2	5/7/04[5]	-2.33	13.68	16.31	7.68		2.08	1.95
HSBC Growth Fund Class C3	5/7/04[5]	0.32	16.69	16.31	7.37		2.08	1.95
HSBC Growth Fund Class I	5/7/04[5]	1.68	18.79	17.48	8.44		1.08	0.95
Russell 1000® Growth Index[4]	—	6.95	20.66	19.47	8.11	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	4.73	20.17	17.26	7.20	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.
7	Return for the period May 10, 2004 to April 30, 2014.
8	Return for the period April 30, 2004 to April 30, 2014.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor) (Class I Shares) HSBC Opportunity Fund (Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2014, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 6.91% total return, and the Class A Shares of the Fund produced a 6.62% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 3.35% and 3.19%, respectively.

U.S. equities posted relatively strong returns for the period, led by gains in the industrials, materials, and health care sectors. Investors brushed off the negative effects of a harsh winter in the U.S. and the geopolitical crisis in the Ukraine, instead choosing to focus on positive corporate earnings results and signs that the U.S. economic recovery was gaining traction. Declining consumer confidence led to weak returns in the consumer discretionary sector, which was the period’s worst performing sector.

Portfolio Performance

The Fund outperformed its benchmark for the six-month period ended April 30, 2014 due in large part to strong stock selection. The biggest contribution to relative performance came from the financial sector, where real estate services, multi-line insurance and mortgage REIT2 holdings helped offset a general weakness among regional banks and reinsurance companies. The Fund also benefited from stock selection in the industrials and health care sectors. In the information technology sector, stock selection in the semiconductor sub-industry as well as in the data processing and outsourced services sub-industry also helped boost relative performance.†

The Fund benefited by avoiding exposure to poor-performing software companies. An overweight position in materials also contributed positively to the Fund’s performance, as that sector posted the benchmark’s second-best sector-level performance.†

The Fund’s relative performance suffered from sub-sector weighting decisions. In particular, the decision to hold overweight positions in the apparel and specialty store areas of the consumer discretionary sector detracted from relative performance. Traditional brick and mortar stores bore the worst of the negative impacts from the harsh winter in the U.S., while retailers in general suffered as the bad weather impacted both inventories and earnings. During the period, an underweight position in pharmaceuticals was another detractor, as that area of the health care sector performed strongly for the benchmark.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.
2	Real estate investment trusts are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5]
		Six
As of April 30, 2014	Inception Date	Months*	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	1.31	15.08	21.04	11.30	2.01	1.65
HSBC Opportunity Fund Class B2	1/6/98	2.61	16.33	21.37	11.35	2.76	2.40
HSBC Opportunity Fund Class C3	11/4/98	5.31	19.23	21.40	11.06	2.76	2.40
HSBC Opportunity Fund Class I†	9/3/96	6.91	21.72[6]	22.91	12.34	0.99	0.99
Russell 2500™ Growth Index[4]	—	3.35	21.77	21.51	9.72	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	3.19	19.49	19.10	8.71	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5

Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the April 30, 2014 expense ratios can be found in the financial highlights.

6

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews
Portfolio Composition*
April 30, 2014 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	8.8%
Internet Software & Services	8.7%
IT Services	6.7%
Media	6.4%
Internet & Catalog Retail	5.0%
Software	4.6%
Road & Rail	4.4%
Capital Markets	4.3%
Chemicals	4.2%
Specialty Retail	4.1%
Hotels, Restaurants & Leisure	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Oil, Gas & Consumable Fuels	3.3%
Health Care Providers & Services	3.1%
Aerospace & Defense	2.9%
Textiles, Apparel & Luxury Goods	2.7%
Machinery	2.6%
Food & Staples Retailing	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Pharmaceuticals	2.1%
Real Estate Investment Trusts (REITs)	2.0%
Investment Companies	1.8%
Energy Equipment & Services	1.6%
Communications Equipment	1.5%
Wireless Telecommunication Services	1.5%
Health Care Technology	1.5%
Auto Components	1.3%
Professional Services	1.3%
Diversified Financial Services	1.2%
Airlines	1.0%
Total	100.0%

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Chemicals	8.5%
Specialty Retail	6.1%
Biotechnology	6.0%
Oil, Gas & Consumable Fuels	5.9%
Machinery	5.6%
Health Care Equipment & Supplies	4.7%
Software	4.6%
IT Services	4.2%
Household Durables	3.7%
Health Care Providers & Services	3.5%
Aerospace & Defense	3.1%
Construction Materials	3.0%
Professional Services	3.0%
Life Sciences Tools & Services	3.0%
Trading Companies & Distributors	2.9%
Electrical Equipment	2.8%
Containers & Packaging	2.7%
Banks	2.5%
Road & Rail	2.4%
Semiconductors & Semiconductor Equipment	2.2%
Communications Equipment	2.0%
Pharmaceuticals	1.9%
Diversified Consumer Services	1.7%
Real Estate Management & Development	1.7%
Capital Markets	1.6%
Health Care Technology	1.6%
Energy Equipment & Services	1.5%
Insurance	1.4%
Real Estate Investment Trusts (REITs)	1.2%
Electronic Equipment, Instruments &
Components	0.9%
Internet Software & Services	0.8%
Hotels, Restaurants & Leisure	0.8%
Construction & Engineering	0.7%
Auto Components	0.6%
Investment Companies	0.6%
Media	0.6%
Total	100.0%
____________________

*       Portfolio composition is subject to change.

8       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	79,740,598	16,594,530	212,685,104
Receivable for capital shares issued	37,768	570	116,551
Receivable from Investment Adviser	2,777	4,428	—
Prepaid expenses	15,235	12,372	8,292
Total Assets	79,796,378	16,611,900	212,809,947

Liabilities:
Payable for capital shares redeemed	194,159	—	45,366
Accrued expenses and other payables:
Administration	1,682	350	4,497
Distribution fees	692	780	—
Shareholder Servicing	3,143	5,503	—
Transfer Agent	13,624	6,510	9,908
Trustee	753	157	2,011
Other	18,260	14,527	42,883
Total Liabilities	232,313	27,827	104,665
Net Assets	$79,564,065	$16,584,073	$212,705,282

Composition of Net Assets:
Capital	52,949,555	11,859,023	150,952,531
Accumulated net investment income (loss)	(178,367)	(66,379)	(93,946)
Accumulated net realized gains (losses) from investments	9,214,110	1,808,961	23,661,897
Net unrealized appreciation/depreciation on investments	17,578,767	2,982,468	38,184,800
Net Assets	$79,564,065	$16,584,073	$212,705,282

Net Assets:
Class A Shares	$12,415,886	$15,307,858	$—
Class B Shares	360,620	375,616	—
Class C Shares	752,839	900,599	—
Class I Shares	66,034,720	—	212,705,282
Total	$79,564,065	$16,584,073	$212,705,282

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	634,327	1,248,258	—
Class B Shares	21,080	41,151	—
Class C Shares	43,674	95,718	—
Class I Shares	3,297,710	—	12,743,828

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$19.57	$12.26	$—
Class B Shares	$17.11	$9.13	$—
Class C Shares	$17.24	$9.41	$—
Class I Shares	$20.02	$—	$16.69
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$20.60	$12.91	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2014 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios (a)	334,186	62,477	827,517
Expenses from Affiliated Portfolios (a)	(292,109)	(71,566)	(940,317)
Total Investment Income (Loss)	42,077	(9,089)	(112,800)

Expenses:
Administration:
Class A Shares	1,634	1,913	—
Class B Shares	57	58	—
Class C Shares	92	108	—
Class I Shares	8,758	—	27,350
Distribution:
Class B Shares	1,664	1,722	—
Class C Shares	2,708	3,160	—
Shareholder Servicing:
Class A Shares	15,977	18,704	—
Class B Shares	555	574	—
Class C Shares	902	1,053	—
Accounting	11,904	9,424	4,464
Audit	8,883	8,883	8,883
Compliance Services	389	75	986
Printing	8,631	1,517	25,718
Transfer Agent	45,840	25,026	42,458
Trustee	1,258	233	3,143
Registration fees	17,033	8,651	9,053
Other	6,040	2,218	11,324
Total expenses before fee reductions	132,325	83,319	133,379
Fees voluntarily reduced by Investment Adviser	—	(8,136)	—
Fees contractually reduced by Investment Adviser	(10,990)	(15,768)	—
Net Expenses	121,335	59,415	133,379

Net Investment Income (Loss)	(79,258)	(68,504)	(246,179)

Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments	5,761,259	1,836,712	23,367,036
Change in unrealized appreciation/depreciation on investments	(4,149,884)	(752,927)	(8,774,983)

Net realized/unrealized gains (losses) from investments	1,611,375	1,083,785	14,592,053
Change In Net Assets Resulting From Operations	$1,532,117	$1,015,281	$14,345,874
____________________

(a)       Represents amounts allocated from the respective Affiliated Portfolios.

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the		For the
	six months ended	For the	six months ended	For the
	April 30, 2014	year ended	April 30, 2014	year ended
	(Unaudited)	October 31, 2013	(Unaudited)	October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(79,258)	$111,870	$(68,504)	$(72,706)
Net realized gains (losses) from investments	5,761,259	9,661,220	1,836,712	1,860,103
Change in unrealized appreciation/depreciation
on investments	(4,149,884)	11,851,661	(752,927)	2,027,660
Change in net assets resulting from operations	1,532,117	21,624,751	1,015,281	3,815,057

Dividends:
Net investment income:
Class I Shares	—	(77,975)	—	—
Net realized gains:
Class A Shares	(1,473,999)	(789,480)	(1,492,680)	(613,652)
Class B Shares	(61,772)	(47,389)	(63,060)	(37,922)
Class C Shares	(91,036)	(38,688)	(103,788)	(41,509)
Class I Shares	(7,953,745)	(4,180,730)	—	—
Change in net assets resulting from
shareholder dividends	(9,580,552)	(5,134,262)	(1,659,528)	(693,083)
Change in net assets resulting from
capital transactions	5,132,970	(4,356,680)	1,778,464	1,079,236
Change in net assets	(2,915,465)	12,133,809	1,134,217	4,201,210

Net Assets:
Beginning of period	82,479,530	70,345,721	15,449,856	11,248,646
End of period	$79,564,065	$82,479,530	$16,584,073	$15,449,856
Accumulated net investment income (loss)	$(178,367)	$(99,109)	$(66,379)	$2,125

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the		For the
	six months ended	For the	six months ended	For the
	April 30, 2014	year ended	April 30, 2014	year ended
	(Unaudited)	October 31, 2013	(Unaudited)	October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$246,009	$513,267	$1,033,793	$3,386,291
Dividends reinvested	1,426,628	760,894	1,468,887	601,275
Value of shares redeemed	(748,812)	(2,349,534)	(896,556)	(2,790,702)
Class A Shares capital transactions	923,825	(1,075,373)	1,606,124	1,196,864

Class B Shares:
Proceeds from shares issued	—	18,851	—	22,345
Dividends reinvested	61,488	47,204	63,060	37,922
Value of shares redeemed	(139,997)	(290,302)	(135,742)	(182,066)
Class B Shares capital transactions	(78,509)	(224,247)	(72,682)	(121,799)

Class C Shares:
Proceeds from shares issued	148,996	51,639	155,883	365,351
Dividends reinvested	89,319	38,495	102,306	41,448
Value of shares redeemed	—	(81,414)	(13,167)	(402,628)
Class C Shares capital transactions	238,315	8,720	245,022	4,171

Class I Shares:
Proceeds from shares issued	6,866,816	9,187,688	—	—
Dividends reinvested	7,911,912	4,246,858	—	—
Value of shares redeemed	(10,729,389)	(16,500,326)	—	—
Class I Shares capital transactions	4,049,339	(3,065,780)	—	—
Change in net assets resulting from capital transactions	$5,132,970	$(4,356,680)	$1,778,464	$1,079,236

SHARE TRANSACTIONS:
Class A Shares:
Issued	11,967	27,668	82,949	295,105
Reinvested	70,451	45,103	121,096	59,888
Redeemed	(35,454)	(125,574)	(71,537)	(246,880)
Change in Class A Shares	46,964	(52,803)	132,508	108,113

Class B Shares:
Issued	—	1,163	—	2,603
Reinvested	3,464	3,120	6,968	4,862
Redeemed	(7,843)	(17,588)	(14,446)	(21,126)
Change in Class B Shares	(4,379)	(13,305)	(7,478)	(13,661)

Class C Shares:
Issued	7,778	3,117	16,025	40,827
Reinvested	4,996	2,526	10,965	5,175
Redeemed	—	(4,667)	(1,413)	(42,252)
Change in Class C Shares	12,774	976	25,577	3,750

Class I Shares:
Issued	326,914	491,350	—	—
Reinvested	382,218	247,171	—	—
Redeemed	(510,440)	(859,037)	—	—
Change in Class I Shares	198,692	(120,516)	—	—

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the
	six months ended	For the
	April 30, 2014	year ended
	(Unaudited)	October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(246,179)	$113,802
Net realized gains (losses) from investments	23,367,036	22,059,925
Change in unrealized appreciation/depreciation on investments	(8,774,983)	28,194,578
Change in net assets resulting from operations	14,345,874	50,368,305

Dividends:
Net realized gains:
Class I Shares	(21,203,571)	(6,472,825)
Change in net assets resulting from shareholder dividends	(21,203,571)	(6,472,825)
Change in net assets resulting from capital transactions	11,241,841	29,328,028
Change in net assets	4,384,144	73,223,508

Net Assets:
Beginning of period	208,321,138	135,097,630
End of period	$212,705,282	$208,321,138
Accumulated net investment income (loss)	$(93,946)	$152,233

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the
	six months ended	For the
	April 30, 2014	year ended
	(Unaudited)	October 31, 2013
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$7,446,449	$43,552,792
Dividends reinvested	21,163,516	6,463,988
Value of shares redeemed	(17,368,124)	(20,688,752)
Class I Shares capital transactions	11,241,841	29,328,028
Change in net assets resulting from capital transactions	$11,241,841	$29,328,028

SHARE TRANSACTIONS:
Class I Shares:
Issued	433,645	2,895,000
Reinvested	1,284,194	478,814
Redeemed	(1,036,618)	(1,392,961)
Change in Class I Shares	681,221	1,980,853

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
													Ratio of Net		Ratio
												Ratio	Investment		of Expenses
			Net Realized					Net			Net	of Net	Income		to Average
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	Expenses	(Loss) to		Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	to Average	Average		(Excluding Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	Net Assets	Net Assets		Reductions)	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	Period	Return(b)		(000’s)	(c)	(c)		(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$10.55	$(0.04)	$2.03	$1.99	$—	$—	$—	$12.54	18.86	%(e)	$15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(f)(g)	16,452	1.20%	(0.54	)%(g)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(f)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(f)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(f)	12,761	1.20%	(0.05)%		1.21%	75%
Six Months Ended
April 30, 2014 (Unaudited)	21.73	(0.04)	0.46	0.47	—	(2.58)	(2.58)	19.57	1.52%		12,419	1.20%	(0.39)%		1.23%	32%
CLASS B SHARES
Year Ended October 31, 2009	$9.85	$(0.10)	$1.85	$1.75	$—	$—	$—	$11.60	17.87	%(e)	$2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(f)(g)	1,213	1.95%	(1.28	)%(g)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(f)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(f)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(f)	493	1.95%	(0.72)%		1.96%	75%
Six Months Ended
April 30, 2014 (Unaudited)	19.36	(0.10)	0.43	0.33	—	(2.58)	(2.58)	17.11	1.21%		361	1.95%	(1.13)%		1.98%	32%
CLASS C SHARES
Year Ended October 31, 2009	$9.91	$(0.12)	$1.89	$1.77	$—	$—	$—	$11.68	17.86	%(e)	$120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(f)(g)	184	1.95%	(1.30	)%(g)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(f)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(f)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(f)	602	1.95%	(0.81)%		1.96%	75%
Six Months Ended
April 30, 2014 (Unaudited)	19.49	(0.10)	0.43	0.33	—	(2.58)	(2.58)	17.24	1.20%		753	1.95%	(1.15)%		1.98%	32%
CLASS I SHARES
Year Ended October 31, 2009	$10.62	$(0.01)	$2.04	$2.03	$—	$—	$—	$12.65	19.11	%(e)	$39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(f)(g)	49,474	0.95%	(0.30	)%(g)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(f)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(f)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(f)	68,624	0.95%	0.20%		0.96%	75%
Six Months Ended
April 30, 2014 (Unaudited)	22.14	(0.01)	0.47	0.46	—	(2.58)	(2.58)	20.02	1.68%		66,050	0.95%	(0.14)%		0.98%	32%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC GROWTH FUND

(e)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.28%, 0.12% and 0.16% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
(g)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
											Ratio	Ratio
			Net Realized								of Net	of Net		Ratio
			and								Expenses	Investment		of Expenses
			Unrealized				Net			Net	to	Income		to Average
	Net Asset	Net	Gains		Net Realized		Asset			Assets	Average	(Loss) to		Net Assets
	Value,	Investment	(Losses)	Total from	Gains from		Value,			at End of	Net	Average		(Excluding Fee	Portfolio
	Beginning	Income	from	Investment	Investment	Total	End of	Total		Period	Assets	Net Assets		Reductions)	Turnover
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	(c)	(c)		(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2009	$7.09	$(0.07)	$0.97	$0.90	$(0.43)	$(0.43)	$7.56	14.85%		$9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(e)(f)	11,282	1.55%	(1.00	)%(f)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(e)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(e)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(e)	14,259	1.55%	0.49%		2.01%	70%
Six Months Ended
April 30, 2014 (Unaudited)	12.78	(0.05)	0.88	0.83	(1.35)	(1.35)	12.26	6.62%		15,308	1.55%	(0.79)%		1.84%	36%
CLASS B SHARES
Year Ended October 31, 2009	$6.10	$(0.10)	$0.80	$0.70	$(0.43)	$(0.43)	$6.37	13.92%		$1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(e)(f)	658	2.30%	(1.78	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(e)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(e)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(e)	480	2.30%	(1.24)%		2.77%	70%
Six Months Ended
April 30, 2014 (Unaudited)	9.87	(0.07)	0.68	0.61	(1.35)	(1.35)	9.13	6.31%		376	2.30%	(1.43)%		2.59%	36%
CLASS C SHARES
Year Ended October 31, 2009	$6.21	$(0.10)	$0.81	$0.71	$(0.43)	$(0.43)	$6.49	13.83%		$267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(e)(f)	341	2.30%	(1.75	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(e)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(e)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(e)	711	2.30%	(1.21)%		2.76%	70%
Six Months Ended
April 30, 2014 (Unaudited)	10.14	(0.07)	0.69	0.62	(1.35)	(1.35)	9.41	6.24%		901	2.30%	(1.53)%		2.59%	36%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
												Ratio
			Net Realized								Ratio	of Net		Ratio
			and								of Net	Investment		of Expenses
			Unrealized				Net			Net	Expenses	Income		to Average
	Net Asset	Net	Gains		Net Realized		Asset			Assets	to	(Loss) to		Net Assets
	Value,	Investment	(Losses)	Total from	Gains from		Value,			at End of	Average	Average		(Excluding Fee	Portfolio
	Beginning	Income	from	Investment	Investment	Total	End of	Total		Period	Net	Net Assets		Reductions)	Turnover
	of Period	(Loss) (a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	Assets (c)	(c)		(c)	(b)
CLASS I SHARES
Year Ended October 31, 2009	$8.91	$(0.04)	$1.32	$1.28	$(0.26)	$(0.26)	$ 9.93	15.47%		$100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(d)(e)	117,064	1.01%	(0.46	)%(e)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(d)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(d)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	(0.61)	(0.61)	17.27	34.70	%(d)	208,321	0.99%	0.07%		0.99%	70%
Six Months Ended
April 30, 2014 (Unaudited)	17.27	(0.02)	1.19	1.17	(1.75)	(1.75)	16.69	6.91%		212,705	1.00%	(0.23)%		1.00%	36%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for Class I Shares.

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of April 30, 2014, the Trust is composed of 15 separate operational funds and the Advisor Trust is composed of one operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	April 30, 2014(%)
HSBC Growth Fund	HSBC Growth Portfolio	93.0%
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.1%
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	91.5%

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi annually in the case of the Funds.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

     For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolios(a)	—	79,740,598	—	79,740,598
Total Investment Companies	—	79,740,598	—	79,740,598

Opportunity Fund
Investment Securities:
Affiliated Portfolios(a)	—	16,594,530	—	16,594,530
Total Investment Companies	—	16,594,530	—	16,594,530

Opportunity Fund (Advisor)
Investment Companies:
Affiliated Portfolios(a)	—	212,685,104	—	212,685,104
Total Investment Companies	—	212,685,104	—	212,685,104
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the period ended April 30, 2014, Foreside, as Distributor, also received $115,659, $0, and $21,989 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $23, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has contractually agreed to limit, through March 1, 2015, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017($)	2016($)	2015($)	2014($)*	Total($)
Growth Fund	10,990	5,267	65,181	—	81,438
Opportunity Fund	15,768	46,445	65,241	27,228	154,682
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2014 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	4,729,454	8,088,312
Opportunity Fund	585,381	824,510
Opportunity Fund (Advisor)	3,139,768	13,142,343

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2013 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	77,975	5,056,287	5,134,262	—	5,134,262
Opportunity Fund	—	693,083	693,083	—	693,083
Opportunity Fund (Advisor)	—	6,472,825	6,472,825	—	6,472,825
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	848,249	—	8,732,299	9,580,548	—	(99,109)	21,764,615	31,246,054
Opportunity Fund	61,565	—	1,630,496	1,692,061	—	—	3,677,236	5,369,297
Opportunity Fund (Advisor)	2,210,509	—	19,414,139	21,624,648	—	—	46,985,800	68,610,448
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

24        HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the latest tax year ended October 31, 2013, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2014.

Late Year
Ordinary Losses ($)
Growth Fund	99,109

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS      25

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund. Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets
HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Fund	Class A Shares	$1,000.00	$1,015.20	$6.00	1.20%
	Class B Shares	1,000.00	1,012.10	9.73	1.95%
	Class C Shares	1,000.00	1,012.00	9.73	1.95%
	Class I Shares	1,000.00	1,016.80	4.75	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,066.20	7.94	1.55%
	Class B Shares	1,000.00	1,063.10	11.77	2.30%
	Class C Shares	1,000.00	1,062.40	11.76	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,069.10	5.13	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Fund	Class A Shares	$1,000.00	$1,018.84	$6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.84	5.01	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       31

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Common Stocks – 98.3%

	Shares	Value ($)
Aerospace & Defense – 2.9%
Precision Castparts Corp.	5,900	1,493,231
United Technologies Corp.	8,350	988,056
		2,481,287
Airlines – 1.0%
Delta Air Lines, Inc.	23,350	859,981
Auto Components – 1.3%
BorgWarner, Inc.	17,800	1,106,092
Biotechnology – 8.7%
Alexion Pharmaceuticals, Inc. (a)	7,960	1,259,272
Amgen, Inc.	11,650	1,301,888
Biogen Idec, Inc. (a)	3,245	931,704
BioMarin Pharmaceuticals, Inc. (a)	13,130	764,560
Celgene Corp. (a)	14,950	2,197,799
Gilead Sciences, Inc. (a)	13,450	1,055,691
		7,510,914
Capital Markets – 4.3%
BlackRock, Inc.	5,065	1,524,565
Morgan Stanley	39,700	1,227,921
The Charles Schwab Corp.	36,100	958,455
		3,710,941
Chemicals – 4.2%
Ecolab, Inc.	8,900	931,296
Monsanto Co.	24,449	2,706,504
		3,637,800
Communications Equipment – 1.5%
Qualcomm, Inc.	16,350	1,286,909
Diversified Financial Services – 1.2%
American Express Co.	12,200	1,066,646
Energy Equipment & Services – 1.7%
Schlumberger Ltd.	13,900	1,411,545
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	9,100	1,052,688
CVS Caremark Corp.	13,200	959,904
		2,012,592
Health Care Providers & Services – 3.1%
Express Scripts Holding Co. (a)	13,800	918,804
McKesson Corp.	6,170	1,043,902
UnitedHealth Group, Inc.	9,400	705,376
		2,668,082
Health Care Technology – 1.5%
Cerner Corp. (a)	18,300	938,790
IMS Health Holdings, Inc. (a)	14,000	332,360
		1,271,150
Hotels, Restaurants & Leisure – 3.5%
Hilton Worldwide Holdings, Inc. (a)	35,900	783,697
Starbucks Corp.	31,600	2,231,592
		3,015,289
Internet & Catalog Retail – 5.0%
Amazon.com, Inc. (a)	3,625	1,102,471
Priceline.com, Inc. (a)	2,280	2,639,670
TripAdvisor, Inc. (a)	7,000	565,180
		4,307,321
Internet Software & Services – 8.6%
Baidu, Inc., ADR (a)	9,180	1,412,343
eBay, Inc. (a)	11,975	620,664
Facebook, Inc., Class A (a)	29,600	1,769,488
Google, Inc., Class A (a)	3,350	1,791,848
Google, Inc. (a)	3,350	1,764,311
		7,358,654
IT Services – 6.7%
Cognizant Technology Solutions Corp.,
Class A (a)	20,930	1,002,652
MasterCard, Inc., Class A	22,250	1,636,487
Visa, Inc., Class A	15,100	3,059,410
		5,698,549
Machinery – 2.6%
Danaher Corp.	30,900	2,267,442
Media – 6.4%
CBS Corp., Class B	20,500	1,184,080
Liberty Global plc, Class C (a)	32,100	1,233,603
The Walt Disney Co.	13,500	1,071,090
Twenty-First Century Fox, Inc., Class A	61,250	1,961,225
		5,449,998
Oil, Gas & Consumable Fuels – 3.3%
Noble Energy, Inc.	15,200	1,091,056
Pioneer Natural Resources Co.	4,685	905,470
Range Resources Corp.	9,100	823,095
		2,819,621
Pharmaceuticals – 2.1%
AbbVie, Inc.	8,300	432,264
Valeant Pharmaceuticals
International, Inc. (a)	2,800	374,388
Zoetis, Inc.	33,700	1,019,762
		1,826,414
Professional Services – 1.3%
Nielsen Holdings NV	23,950	1,124,453
Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	20,300	1,695,456
Road & Rail – 4.4%
Union Pacific Corp.	19,850	3,780,035

32 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 2.2%
Applied Materials, Inc.	44,800	853,888
ARM Holdings plc ADR	22,900	1,042,408
		1,896,296
Software – 4.7%
Oracle Corp.	35,400	1,447,152
Salesforce.com, Inc. (a)	35,450	1,830,993
Workday, Inc., Class A (a)	9,775	714,259
		3,992,404
Specialty Retail – 4.1%
Dollar General Corp. (a)	30,800	1,738,352
Lowe’s Cos., Inc.	21,000	964,110
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	9,600	842,016
		3,544,478
Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	4,930	2,909,144
Textiles, Apparel & Luxury Goods – 2.7%
Michael Kors Holdings Limited (a)	12,000	1,094,400
NIKE, Inc., Class B	17,100	1,247,445
		2,341,845
Wireless Telecommunication Services – 1.5%
SBA Communications Corp.,
Class A (a)	14,050	1,261,128
TOTAL COMMON STOCKS
(COST $64,171,730)		84,312,466

Investment Company – 1.8%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,545,774	1,545,774
TOTAL INVESTMENT COMPANY
(COST $1,545,774)		1,545,774
TOTAL INVESTMENT SECURITIES
(COST $65,717,504) – 100.1%		85,858,240
____________________

Percentages indicated are based on net assets of $85,746,100.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

ADR-American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 33

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited)

Common Stocks – 99.4%

	Shares	Value ($)
Aerospace & Defense – 3.1%
B/E Aerospace, Inc. (a)	37,930	3,329,116
TransDigm Group, Inc.	21,295	3,787,742
		7,116,858
Auto Components – 0.6%
Gentex Corp.	52,610	1,508,329
Banks – 2.5%
Comerica, Inc.	45,270	2,183,825
First Republic Bank	71,310	3,619,695
		5,803,520
Biotechnology – 6.0%
ACADIA Pharmaceuticals, Inc. (a)	93,020	1,872,493
Aegerion Pharmaceuticals, Inc. (a)	91,650	4,056,429
Cubist Pharmaceuticals, Inc. (a)	87,640	6,140,058
Medivation, Inc. (a)	29,540	1,778,603
		13,847,583
Capital Markets – 1.6%
Raymond James Financial, Inc.	74,210	3,688,237
Chemicals – 8.4%
Axiall Corp.	40,200	1,873,320
Cytec Industries, Inc.	33,900	3,231,348
Huntsman Corp.	146,550	3,671,078
PolyOne Corp.	96,840	3,628,595
Rockwood Holdings, Inc.	49,200	3,495,660
The Scotts Mircale-Gro Co.	60,980	3,732,585
		19,632,586
Communications Equipment – 2.0%
Aruba Networks, Inc. (a)	118,030	2,333,453
JDS Uniphase Corp. (a)	173,740	2,201,286
		4,534,739
Construction & Engineering – 0.7%
MasTec, Inc.(a)	43,300	1,713,814
Construction Materials – 3.0%
Eagle Materials, Inc.	46,450	3,870,678
Martin Marietta Materials, Inc.	25,015	3,110,115
		6,980,793
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	46,610	2,198,594
Packaging Corp. of America	62,420	4,159,044
		6,357,638
Diversified Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)	31,470	624,680
Service Corp. International	180,040	3,379,351
		4,004,031
Electrical Equipment – 2.8%
Generac Holdings, Inc.	41,750	2,458,240
Hubbell, Inc., Class B	34,830	4,100,188
		6,558,428
Electronic Equipment, Instruments & Components – 0.9%
Ingram Micro, Inc. (a)	81,360	2,193,466
Energy Equipment & Services – 1.5%
Rowan Cos. plc, Class A (a)	111,520	3,448,198
Health Care Equipment & Supplies – 4.7%
ArthroCare Corp. (a)	25,100	1,218,103
IDEXX Laboratories, Inc. (a)	29,040	3,671,818
Spectranetics Corp.(a)	111,150	2,363,049
Wright Medical Group, Inc. (a)	134,670	3,683,224
		10,936,194
Health Care Providers & Services – 3.5%
Brookdale Senior Living, Inc. (a)	62,840	2,000,826
Community Health Systems, Inc. (a)	106,140	4,021,644
MWI Veterinary Supply, Inc. (a)	13,645	2,137,353
		8,159,823
Health Care Technology – 1.6%
Allscripts Healthcare Solutions,
Inc. (a)	238,440	3,629,057
Hotels, Restaurants & Leisure – 0.8%
Brinker International, Inc.	37,520	1,843,733
Household Durables – 3.7%
Harman International Industries, Inc.	22,430	2,458,552
Jarden Corp. (a)	71,725	4,099,084
Tempur Sealy International, Inc. (a)	42,480	2,131,646
		8,689,282
Insurance – 1.4%
Genworth Financial, Inc., Class A (a)	186,140	3,322,599
Internet Software & Services – 0.8%
Pandora Media, Inc. (a)	75,650	1,771,723
IT Services – 4.2%
FleetCor Technologies, Inc. (a)	26,145	2,983,929
Total System Services, Inc.	88,470	2,810,692
VeriFone Systems, Inc. (a)	118,650	3,967,656
		9,762,277
Life Sciences Tools & Services – 3.0%
Covance, Inc. (a)	33,380	2,946,786
Mettler-Toledo International, Inc. (a)	17,260	4,023,652
		6,970,438
Machinery – 5.6%
Lincoln Electric Holdings, Inc.	60,880	4,067,393
The Timken Co.	74,770	4,716,491
WABCO Holdings, Inc. (a)	38,240	4,092,062
		12,875,946
Media – 0.6%
Nexstar Broadcasting Group, Inc.,
Class A	36,280	1,445,758

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2014 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.9%
CONSOL Energy, Inc.	122,160	5,437,342
Denbury Resources, Inc.	134,570	2,263,467
Tesoro Corp.	108,110	6,085,512
		13,786,321
Pharmaceuticals – 1.9%
Jazz Pharmaceuticals plc (a)	31,935	4,308,032
Professional Services – 3.1%
IHS, Inc., Class A (a)	29,250	3,528,428
Robert Half International, Inc.	79,480	3,560,704
		7,089,132
Real Estate Investment Trusts (REITs) – 1.2%
Starwood Property Trust, Inc.	117,620	2,828,761
Real Estate Management & Development – 1.7%
Jones Lang LaSalle, Inc.	34,110	3,953,008
Road & Rail – 2.4%
Genesee & Wyoming, Inc. (a)	56,740	5,617,827
Semiconductors & Semiconductor Equipment – 2.2%
NXP Semiconductors NV (a)	42,680	2,544,582
Skyworks Solutions, Inc. (a)	36,380	1,493,399
Veeco Instruments, Inc. (a)	28,420	1,050,687
		5,088,668
Software – 4.6%
Concur Technologies, Inc. (a)	20,260	1,630,322
Infoblox, Inc. (a)	85,570	1,678,883
Informatica Corp. (a)	55,600	1,971,020
Qlik Technologies, Inc. (a)	103,870	2,283,063
ServiceNow, Inc. (a)	65,340	3,248,705
		10,811,993
Specialty Retail – 6.1%
Signet Jewelers Ltd.	35,860	3,633,335
Tractor Supply Co.	33,590	2,258,592
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	24,080	2,112,057
Urban Outfitters, Inc. (a)	102,010	3,637,166
Williams-Sonoma, Inc.	40,204	2,525,615
		14,166,765
Trading Companies & Distributors – 2.9%
United Rentals, Inc. (a)	45,480	4,267,388
WESCO International, Inc. (a)	28,270	2,481,541
		6,748,929
TOTAL COMMON STOCKS
(COST $189,199,440)		231,194,486

Investment Company – 0.6%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	1,312,092	1,312,092
TOTAL INVESTMENT COMPANY
(COST $1,312,092)		1,312,092
TOTAL INVESTMENT SECURITIES
(COST $190,511,532) – 100.0%		232,506,578
____________________

Percentages indicated are based on net assets of $232,542,342.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2014.

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2014 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$85,858,240	$232,506,578
Dividends receivable	24,223	33,704
Receivable for investments sold	1,006,920	1,696,694
Prepaid expenses	185	281
Total Assets	86,889,568	234,237,257

Liabilities:
Cash overdraft	2,000	2,333
Payable for investments purchased	1,068,584	1,507,638
Accrued expenses and other payables:
Investment Management	51,597	153,630
Administration	2,239	6,092
Accounting	144	83
Custodian	5,434	5,884
Trustee	809	2,199
Other	12,661	17,056
Total Liabilities	1,143,468	1,694,915

Applicable to investors’ beneficial interest	$85,746,100	$232,542,342
Total Investments, at cost	$65,717,504	$190,511,532

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2014 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$358,587	$902,577
Total Investment Income	358,587	902,577

Expenses:
Investment Management	254,633	934,744
Administration	13,924	36,743
Accounting	20,820	20,850
Audit	8,883	8,883
Compliance Services	416	1,070
Custodian	10,132	12,092
Printing	152	844
Trustee	1,360	3,428
Other	3,098	7,599
Total Expenses	313,418	1,026,253

Net Investment Income (Loss)	45,169	(123,676)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	6,646,914	25,729,515
Change in unrealized appreciation/depreciation on investments	(4,916,695)	(9,820,947)

Net realized/unrealized gains/(losses) on investments	1,730,219	15,908,568
Change In Net Assets Resulting From Operations	$1,775,388	$15,784,892

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2014	October 31, 2013	April 30, 2014	October 31, 2013
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$45,169	$393,103	$(123,676)	$324,060
Net realized gains (losses) from investments	6,646,914	12,024,769	25,729,515	24,604,589
Change in unrealized appreciation/depreciation
on investments	(4,916,695)	11,744,016	(9,820,947)	30,628,121
Change in net assets resulting from operations	1,775,388	24,161,888	15,784,892	55,556,770
Proceeds from contributions	4,219,847	5,010,619	4,336,525	37,719,433
Value of withdrawals	(8,933,601)	(19,506,375)	(14,647,739)	(16,266,064)
Charge in net assets resulting from transactions
in investors’ beneficial interest	(4,713,754)	(14,495,756)	(10,311,214)	21,453,369
Change in net assets	(2,938,366)	9,666,132	5,473,678	77,010,139

Net Assets:
Beginning of period	88,684,466	79,018,334	227,068,664	150,058,525
End of period	$85,746,100	$88,684,466	$232,542,342	$227,068,664

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return (a)	(000’s)	Assets (b)	Assets (b)	Reductions) (b)	Turnover (a)
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Six Months Ended April 30, 2014 (Unaudited)	1.81%	85,746	0.71%	0.10%	0.71%	32%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Six Months Ended April 30, 2014 (Unaudited)	6.98%	232,542	0.88%	(0.11)%	0.88%	36%
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited)

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

HSBC PORTFOLIOS       41

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

     For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2014 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	84,312,466	—	—	84,312,466
Investment Companies	1,545,774	—	—	1,545,774
Total Investment Securities	85,858,240	—	—	85,858,240

Opportunity Portfolio
Investment Securities:
Common Stocks	231,194,486	—	—	231,194,486
Investment Company	1,312,092	—	—	1,312,092
Total Investment Securities	232,506,578	—	—	232,506,578

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________
*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

42        HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

Administration:

      HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

      The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

      Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

      Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $146,606 for the period ended April 30, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

      Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

      The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $3,000 per day.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2014 (Unaudited) (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2014 were as follows:

Portfolio Name	Purchases ($)	Sales ($)
Growth Portfolio	$27,826,836	$32,997,502
Opportunity Portfolio	83,200,162	86,293,613

     For the period ended April 30, 2014, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	62,314,075	24,482,142	(937,977)	23,544,165
Opportunity Portfolio	190,350,387	47,754,825	(5,598,634)	42,156,191
____________________
*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more Funds.

     Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Advisory Contracts and Sub-Advisory Contracts (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and counsel to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. The Independent Trustees also met in executive session with their counsel.

     During the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the Contracts Committee discussed, among other things: (i) the information provided in advance of the meeting; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC; (iv) the Trusts’ arrangements with the affiliated investment sub-advisers to the Trusts, HSBC Global Asset Management (UK) Limited and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”); (v) the fees paid to the Adviser pursuant to the Trusts’ agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability; and (x) additional information provided by the Adviser at the request of the Board. Following the December 4, 2013 and December 16-17, 2013 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 17, 2013, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. In addition, the Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Adviser and certain of the Sub-Advisers with respect to the Funds that they manage. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Fund’s net assets, the role of the growth of certain HSBC Funds in this stabilization, and the Independent Trustees’ perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) certain structural changes made by the Adviser that have improved the overall efficiency of the fund complex; (v) the possibility of regulatory reform regarding derivative securities and the money market funds, and any potential investments that would be required by the Adviser to implement such regulatory reforms; and (vi) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. With respect to the Money Market Funds, the Independent Trustees also considered the continued fee waivers and reimbursements made by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers on the profitability of the Adviser. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Independent Trustees noted favorably enhanced compliance programs and oversight at Westfield and AMHK in their roles as Sub-Advisers to the HSBC Opportunity Portfolio and HSBC RMB Fixed Income Fund, respectively.

     Based on these considerations, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), they noted the difficulties in identifying an appropriate peer group for the World Selection Funds. The Independent Trustees also considered the volatility, performance and expense levels of the World Selection Funds as compared to other funds of funds, and noted that the Adviser was considering changes to the investment strategies of the World Selection Funds.

     In the context of the HSBC Growth Portfolio, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds. The Independent Trustees also discussed the fact that the HSBC Growth Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered the volatility of the Portfolio and that the Portfolio had higher fees than certain of its peers, based on the Lipper materials, and that although it performed better than many of its peers in previous years, relative performance was somewhat lower in the past year.

     In the context of the HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund, the Independent Trustees noted that although each Fund’s contractual advisory fee was relatively low compared to its Lipper peers, each Fund had relatively lower performance compared to its peers. With respect to the HSBC RMB Fixed Income Fund, the Independent Trustees, while noting issues with creating an appropriate peer group for comparison of the Fund, discussed how the contractual fees of the Fund, the contractual sub-advisory fees paid by the Adviser to AMHK, and the Fund’s performance compared favorably to its Lipper peers, and noted the Fund’s relatively low volatility and positive absolute performance. In the context of the HSBC Frontier Markets Fund, the Independent Trustees again considered difficulties in creating an appropriate peer group for the Fund.

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

Taking into account these difficulties, the Independent Trustees noted that although the HSBC Frontier Markets Fund had relatively high fees, including sub-advisory fees, and relatively high brokerage commissions as compared to some of the peers included in its Lipper peer group, the Fund had strong relative performance and positive absolute performance.

     Regarding the HSBC Total Return Fund, the Independent Trustees noted that while the Fund’s contractual management fees and total expenses were higher than some of its Lipper peers, its performance was strong. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that although the returns of the Funds were similar to their competitors, industry-wide fee waivers may somewhat distort comparative performance information.

     The Independent Trustees considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Independent Trustees concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that, although certain competitors had lower fees than the Funds, in general, the Fund’s advisory fees were not unreasonable when compared to other comparable competitive funds, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity.

     The Independent Trustees further considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio and HSBC Opportunity Portfolio, the Independent Trustees considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Independent Trustees discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees noted that, as the non-Money Market Funds grow in assets, they will look for the Funds to achieve greater economies of scale. Also, the Independent Trustees discussed the economies of scale that may be derived with respect to the HSBC Growth Portfolio due to the breakpoint structure in the Sub-Advisory Contract, and any economies of scale that may be derived because of potential increases in assets in certain strategies. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. In addition, the Independent Trustees considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

HSBC PORTFOLIOS      47

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Independent Trustees evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

48       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of April 30, 2014 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Portfolio	$1,000.00	$1,018.10	$3.55	0.71%
Opportunity Portfolio	1,000.00	1,069.80	4.52	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/13	4/30/14	11/1/13 - 4/30/14	11/1/13 - 4/30/14
Growth Portfolio	$1,000.00	$1,021.27	$3.56	0.71%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC PORTFOLIOS      49

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

50       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A	ARE NOT	ARE NOT
BANK DEPOSIT	FDIC	INSURED BY
OR OBLIGATION	INSURED	ANY FEDERAL
OF THE BANK		GOVERNMENT
OR ANY OF ITS		AGENCY
AFFILIATES
ARE NOT GUARANTEED BY		MAY LOSE
THE BANK OR ANY OF ITS		VALUE
AFFILIATES

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-RTL-0614	06/14

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2014

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2014

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	June 23, 2014